                                                                    Exhibit 10.1
                                   $65,000,000


                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                      among

                        PUEBLO XTRA INTERNATIONAL, INC.,
                           PUEBLO INTERNATIONAL, INC.,
                         XTRA SUPER FOOD CENTERS, INC.,


                          VARIOUS LENDING INSTITUTIONS,


                             THE BANK OF NOVA SCOTIA
                             AS ADMINISTRATIVE AGENT

                                       and

                            NATIONSBANK, N.A. (SOUTH)
                              AS SYNDICATION AGENT





                          -----------------------------

                           Dated as of April 29, 1997

                          -----------------------------

                                TABLE OF CONTENTS


                                                                    Page
                                                                    ----
SECTION 1.  Amount and Terms of Credit..............................  1
      1.01  Commitments.............................................  1
      1.02  Minimum Borrowing Amounts, etc..........................  3
      1.03  Notice of Borrowing.....................................  3
      1.04  Disbursement of Funds...................................  5
      1.05  Notes...................................................  6
      1.06  Conversions.............................................  7
      1.07  Pro Rata Borrowings.....................................  7
      1.08  Interest................................................  7
      1.09  Interest Periods........................................  8
      1.10  Increased Costs, Illegality, etc........................  9
      1.11  Compensation............................................ 12
      1.12  Change of Lending Office................................ 13
      1.13  Notice of Certain Costs................................. 13
      1.14  Replacement of Banks.................................... 13

SECTION 2.  Letters of Credit....................................... 14
      2.01  Letters of Credit....................................... 15
      2.02  Letter of Credit Participations......................... 16
      2.03  Letter of Credit Requests; Notices of
                Issuance............................................ 19
      2.04  Agreement to Repay Letter of Credit
                Drawings............................................ 19
      2.05  Increased Costs......................................... 20

SECTION 3.  Fees; Commitments....................................... 21
      3.01  Fees.................................................... 21
      3.02  Voluntary Reduction of Commitments...................... 23
      3.03  Mandatory Reductions of Commitments, etc................ 23

SECTION 4.  Payments................................................ 24
      4.01  Voluntary Prepayments................................... 24
      4.02  Mandatory Prepayments................................... 25
                (A)   Requirements.................................. 25
                (B)   Application................................... 25
      4.03  Method and Place of Payment............................. 26
      4.04  Net Payments............................................ 26

SECTION 5.  Conditions Precedent.................................... 29
      5.01  Conditions Precedent to Restatement
                Effective Date...................................... 29
                (a)  Effectiveness; Notes........................... 29
                (b)  Opinions of Counsel............................ 29

                                                                    Page
                                                                    ----
                (c)  Corporate Proceedings.......................... 29
                (d)  Original Credit Agreement...................... 30
                (e)  Issuance of PXI Senior Notes................... 30
                (f)  Pledge Agreements.............................. 30
                (g)  Subsidiary Guaranty............................ 32
                (h)  Security Agreements............................ 32
                (i)  Mortgages; Intercompany Mortgages;
                     Title Insurance; Surveys; Etc.................. 33
                (j)  Solvency Certificate........................... 34
                (k)  Insurance Policies............................. 34
                (l)  Consent Letter................................. 35
                (m)  Payment of Fees................................ 35
                (n)  Adverse Change................................. 35
                (o)  Litigation..................................... 35
                (p)  Depositary Account Agreement................... 35
      5.02  Conditions Precedent to All Credit Events............... 35

SECTION 6.  Representations, Warranties and
                 Agreements......................................... 36
      6.01  Corporate Status........................................ 37
      6.02  Corporate Power and Authority........................... 37
      6.03  No Violation............................................ 37
      6.04  Litigation.............................................. 37
      6.05  Use of Proceeds......................................... 38
      6.06  Governmental Approvals.................................. 38
      6.07  Investment Company Act.................................. 38
      6.08  Public Utility Holding Company Act...................... 38
      6.09  True and Complete Disclosure............................ 38
      6.10  Financial Condition; Financial Statements............... 39
      6.11  Security Interests...................................... 40
      6.12  Tax Returns and Payments................................ 41
      6.13  Compliance with ERISA................................... 41
      6.14  Subsidiaries............................................ 42
      6.15  Patents, etc............................................ 43
      6.16  Compliance with Statutes, etc........................... 43
      6.17  Properties.............................................. 44
      6.18  Labor Relations; Collective Bargaining
                Agreements.......................................... 44
      6.19  Indebtedness............................................ 45
      6.20  Restrictions on Subsidiaries............................ 45
      6.21  PXI Senior Notes, etc................................... 45

SECTION 7.  Affirmative Covenants................................... 46
      7.01  Information Covenants................................... 46
                (a)  Annual Financial Statements.................... 46
                (b)  Quarterly Financial Statements................. 46
                (c)  Monthly Reports................................ 47
                (d)  Budgets; etc................................... 47
                (e)  Officer's Certificates......................... 47


                                      (ii)

                                                                    Page
                                                                    ----
                (f)  Notice of Default or Litigation................ 47
                (g)  Environmental Matters.......................... 48
                (h)  Other Information.............................. 48
      7.02  Books, Records and Inspections.......................... 49
      7.03  Payment of Taxes........................................ 49
      7.04  Corporate Franchises.................................... 49
      7.05  Compliance with Statutes, etc........................... 50
      7.06  ERISA................................................... 51
      7.07  Good Repair............................................. 52
      7.08  End of Fiscal Years; Fiscal Quarters.................... 53
      7.09  Maintenance of Property; Insurance...................... 53
      7.10  Additional Security; Further Assurances................. 53
      7.11  Maintenance of Corporate Separateness................... 55

SECTION 8.  Negative Covenants...................................... 55
      8.01  Consolidation, Merger, Sale or Purchase of
                Assets, etc......................................... 55
      8.02  Liens................................................... 57
      8.03  Indebtedness............................................ 59
      8.04  Capital Expenditures.................................... 60
      8.05  Advances, Investments and Loans......................... 60
      8.06  Dividends, etc.......................................... 62
      8.07  Transactions with Affiliates............................ 63
      8.08  Changes in Business..................................... 63
      8.09  EBITDA to Total Cash Interest Expense................... 63
      8.10  Consolidated Indebtedness to EBITDA..................... 64
      8.11  Senior Secured Debt to EBITDA........................... 65
      8.12  Limitation on Voluntary Payments; Preferred
                Stock............................................... 65
      8.13  Issuance of Subsidiary Stock............................ 66
      8.14  Limitation on Restrictions Affecting
                Subsidiaries........................................ 66

SECTION 9.  Events of Default....................................... 66
      9.01  Payments................................................ 66
      9.02  Representations, etc.................................... 67
      9.03  Covenants............................................... 67
      9.04  Default Under Other Agreements.......................... 67
      9.05  Bankruptcy, etc......................................... 67
      9.06  ERISA................................................... 68
      9.07  Security Documents...................................... 69
      9.08  Guaranties.............................................. 69
      9.09  Judgments............................................... 69
      9.10  Change of Control....................................... 69

SECTION 10.  Definitions............................................ 70


                                      (iii)

                                                                    Page
                                                                    ----
SECTION 11.  The Administrative Agent, etc.......................... 94
      11.01  Appointment............................................ 94
      11.02  Delegation of Duties................................... 95
      11.03  Exculpatory Provisions................................. 95
      11.04  Reliance by Administrative Agent, etc.................. 96
      11.05  Notice of Default...................................... 96
      11.06  Non-Reliance on Administrative Agent and
                Other Banks......................................... 96
      11.07  Indemnification........................................ 97
      11.08  Individual Capacity.................................... 98
      11.09  Resignation; Removal; Successors....................... 98

SECTION 12.  Miscellaneous.......................................... 98
      12.01  Payment of Expenses, etc............................... 98
      12.02  Right of Setoff........................................ 99
      12.03  Notices................................................100
      12.04  Benefit of Agreement...................................100
      12.05  No Waiver; Remedies Cumulative.........................102
      12.06  Payments Pro Rata......................................103
      12.07  Calculations; Computations.............................103
      12.08  Governing Law; Submission to Jurisdiction;
                Venue...............................................104
      12.09  Counterparts...........................................105
      12.10  Headings Descriptive...................................105
      12.11  Amendment or Waiver....................................105
      12.12  Survival...............................................106
      12.13  Domicile of Loans......................................106
      12.14  Registry...............................................106

SECTION 13.  Guaranty...............................................107
      13.01  The Guaranty...........................................107
      13.02  Bankruptcy.............................................108
      13.03  Nature of Liability....................................108
      13.04  Independent Obligation.................................108
      13.05  Authorization..........................................109
      13.06  Reliance...............................................110
      13.07  Subordination..........................................110
      13.08  Waiver.................................................110
      13.09  Limitation on Enforcement..............................112
      13.10  Rights of Contribution.................................112
      13.11  Post Closing Actions...................................112
                (a)  Depository Account Agreement...................112
                (b)  Mortgage Amendments............................113
                (c)  Intellectual Property..........................113
                (d)  Insurance Certificates ........................113


                                      (iv)

SCHEDULE I        -    Banks/Commitments
SCHEDULE II       -    Existing Letters of Credit
SCHEDULE III      -    Liabilities
SCHEDULE IV       -    Reportable Events
SCHEDULE V        -    Subsidiaries
SCHEDULE VI       -    Real Property
SCHEDULE VII      -    Collective Bargaining Agreements
SCHEDULE VIII     -    Permitted Existing Indebtedness
SCHEDULE IX       -    Insurance
SCHEDULE X        -    Permitted Liens
SCHEDULE XI       -    Existing Investments


EXHIBIT A-1    - Revolving Note
EXHIBIT A-2    - Swingline Note
EXHIBIT B      - Letter of Credit Request
EXHIBIT C      - Officer's Certificate
EXHIBIT D-1    - Opinion of Milbank, Tweed, Hadley
                   & McCloy
EXHIBIT D-2    - Opinion of White & Case
EXHIBIT E-1    - PXI Pledge Agreement
EXHIBIT E-2    - Borrower Pledge Agreement
EXHIBIT E-3    - Xtra Pledge Agreement
EXHIBIT E-4    - XM Pledge Agreement
EXHIBIT F      - Subsidiary Guaranty
EXHIBIT G-1    - Borrower Security Agreement
EXHIBIT G-2    - Subsidiary Security Agreement
EXHIBIT H      - Solvency Certificate
EXHIBIT I      - Consent Letter
EXHIBIT J-1    - Subordinated Intercompany Real Estate
                   Note
EXHIBIT J-2    - Subordinated Intercompany Notes
EXHIBIT K      - Assignment Agreement
EXHIBIT L      - Depositary Account Agreement
EXHIBIT M      - Cancelled Subordinated Note


                                       (v)

            AMENDMENT AND RESTATEMENT dated as of April 29, 1997 to Credit Agreement, dated as of July 21, 1993, among PUEBLO XTRA INTERNATIONAL, INC., a Delaware corporation ("PXI"), PUEBLO INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), XTRA SUPER FOOD CENTERS, INC., a Delaware corporation ("Xtra"), the lending institutions listed from time to time on Schedule I hereto (each a "Bank" and, collectively, the "Banks"), THE BANK OF NOVA SCOTIA as Administrative Agent and NATIONSBANK, N.A. (SOUTH) as Syndication Agent. Unless otherwise defined herein, all capitalized terms used herein and defined in
Section 10 are used herein as so defined.


                              W I T N E S S E T H :

            WHEREAS, the Borrower, PXI, Xtra and certain financial institutions are party to a Credit Agreement dated as of July 21, 1993 (as the same has been amended, modified or supplemented prior to the Restatement Effective Date, the "Original Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement as herein provided;

            NOW, THEREFORE, the parties hereto agree that the Original Credit Agreement shall be and hereby is amended and restated in its entirety as follows, provided if the Restatement Effective Date has not occurred on or prior to June 30, 1997 this amendment and restatement shall be void and of no further effect, with the Original Credit Agreement to remain in effect;


            NOW, THEREFORE, IT IS AGREED:

            SECTION 1. Amount and Terms of Credit.

            1.01 Commitments. (A) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees to make a loan or loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Loans (i) may be incurred by the Borrower at any time and from time to time on and after the Restatement Effective Date and prior to the Maturity Date,
(ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or

Eurodollar Loans, provided that all Revolving Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount for any Bank at any time outstanding the amount which, when combined with such Bank's Adjusted Percentage of the sum of (x) the L/C Outstandings plus (y) the outstanding principal amount of Swingline Loans, in each case at such time, equals the Revolving Commitment of such Bank at such time and (v) shall not exceed in aggregate principal amount at any time outstanding the amount which, when added to the outstanding principal amount of Swingline Loans and the L/C Outstandings, would equal the sum of (x) the Adjusted Total Revolving Commitment plus (y) the outstanding principal amount of Revolving Loans of Defaulting Banks.

            (B) Subject to and upon the terms and conditions herein set forth, Scotiabank, in its individual capacity, agrees to make at any time and from time to time after the Restatement Effective Date and prior to the Swingline Termination Date, a loan or loans to the Borrower (each a "Swingline Loan," and collectively the "Swingline Loans"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) shall have the benefit of the provisions of
Section 1.01(C), (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans made by Non-Defaulting Banks then outstanding and all L/C Outstandings at such time, the Adjusted Total Revolving Commitment then in effect and (v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. Scotiabank will not make a Swingline Loan after it has received written notice from the Borrower, either Agent or the Required Banks that a Default or Event of Default exists until such time as Scotiabank shall have received written notice of (x) rescission of all such notices from the party or parties originally delivering same or (y) the waiver of such Default or Event of Default by the Required Banks.

            (C) On any Business Day, Scotiabank may, in its sole discretion, give notice to the Banks (with an information copy to the Borrower, provided that the failure to give such notice to the Borrower shall in no way affect the validity and effectiveness of such notice) that its outstanding Swingline Loans shall be funded with a Borrowing of

Revolving Loans (provided that each such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under Section 9.05), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Banks pro rata based on each Bank's Adjusted Percentage, and the proceeds thereof shall be applied directly to repay Scotiabank for such outstanding Swingline Loans. Each Bank hereby irrevocably agrees to make such Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by Scotiabank notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default (including an Event of Default under Section 9.05) has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) any reduction in the Adjusted Total Revolving Commitment or the Total Revolving Commitment after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each Bank (other than Scotiabank) hereby agrees that it shall forthwith purchase from Scotiabank (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the Banks to share in such Swingline Loans ratably based upon their respective Adjusted Percentages, provided that all interest payable on the Swingline Loans shall be for the account of Scotiabank until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the Bank purchasing same from and after such date of purchase.

            1.02 Minimum Borrowing Amounts, etc. The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount (except that Mandatory Borrowings shall be made in the amounts required by Section 1.01(C)). More than one Borrowing may be incurred on any day, provided that at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

            1.03 Notice of Borrowing. (a) The Revolving Loans to be incurred by the Borrower on the Restatement Effective Date shall be set forth in a written notice (or telephonic notice promptly confirmed in writing) delivered by the Borrower to the Administrative Agent at its Notice Office no later than 12:00 Noon (New York time) on the Business Day immediately prior to the Restatement Effective Date. Whenever the Borrower desires to incur Revolving Loans after the Restatement Effective Date, it shall give the Administrative Agent at its Notice Office, written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans prior to 12:00 Noon (New York time) on the third Business Day preceding the date of the proposed Borrowing and written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder prior to 10:00 A.M. (New York time) on the date of the proposed Borrowing. Each of the foregoing notices (each, together with each notice of a Borrowing of Swingline Loans, a "Notice of Borrowing") shall be irrevocable and shall specify (i) the aggregate principal amount of the Revolving Loans to be incurred, (ii) the date of incurrence (which shall be a Business Day) and (iii) whether the respective incurrence shall consist of Base Rate Loans or, to the extent otherwise permitted, Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of the proportionate share thereof of each Bank and of the other matters covered by the Notice of Borrowing.

            (b) Whenever the Borrower desires to incur a Swingline Loan hereunder, it shall give Scotiabank not later than 12:00 Noon (New York time) on the day such Swingline Loan is to be incurred, written notice or telephonic notice promptly confirmed in writing of such Swingline Loan. Each such notice shall be irrevocable and specify in each case (i) the date of incurrence (which shall be a Business Day) and (ii) the principal amount of the Swingline Loan to be incurred.

            (c) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(C), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section.

            (d) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice, believed by the Administrative Agent in good faith to be from an Authorized

Officer of the Borrower as a person entitled to give telephonic notices under this Agreement on behalf of the Borrower. In each such case the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic notice.

            1.04 Disbursement of Funds. (a) No later than 1:00 P.M. (2:00 P.M. in the case of Swingline Loans) (New York time) on the date specified in each Notice of Borrowing, each Bank will make available its pro rata share of each Borrowing requested to be made on such date (or, in the case of Swingline Loans, Scotiabank shall make available the full amount thereof) in the manner provided below. Except as otherwise agreed among the Borrower and the Agents with respect to the disbursement of funds on the Restatement Effective Date, all amounts shall be made available to the Administrative Agent in U.S. dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to
(x) if to be paid by such Bank, the customary rate set by the Administrative Agent for the correction of errors among banks for each day during the period consisting of the first three

Business Days following such date of availability and thereafter at the Base Rate or (y) if to be paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans.

            (b) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder to make Loans or to prejudice any rights which any Borrower may have against any Bank as a result of any default by such Bank hereunder.

            1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Bank shall be evidenced (i) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A-1, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and collectively the "Revolving Notes"), and (ii) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A-2 with blanks appropriately completed in conformity herewith (the "Swingline Note").

            (b) The Revolving Note issued to each Bank shall (i) be payable to the order of such Bank and be dated the Restatement Effective Date, (ii) be in a stated principal amount equal to the Revolving Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby, (iii) mature on the Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (v) be subject to mandatory repayment as provided in Section 4.02 and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

            (c) The Swingline Note shall (i) be payable to the order of Scotiabank and be dated the Restatement Effective Date, (ii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the Swingline Loans evidenced thereby, (iii) mature on the Swingline Termination Date, (iv) bear interest as provided in Section 1.08(a) and (v) be entitled to the benefits of this Agreement and the other Credit Documents.

            (d) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby and the last date or dates on which interest has been paid in respect of the Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans, or affect the validity of such transfer by any Bank of such Note.

            1.06 Conversions. The Borrower shall have the option to convert on any Business Day (or as otherwise, and to the extent, agreed to by the Agents), all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Revolving Loans into a Borrowing or Borrowings of another Type of Loan provided that (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Loans pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and
(iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days (or one Business Day in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

            1.07 Pro Rata Borrowings. All Borrowings of Revolving Loans shall be made from the Banks pro rata on the basis of their Revolving Commitments, provided that all Mandatory Borrowings shall be made from the Banks pro rata on the basis of their Adjusted Percentages. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make or support Loans hereunder and that each Bank shall be obligated to make or support the Loans provided to be made or supported by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

            1.08 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Base Rate plus the Base Rate Margin.

            (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the relevant Eurodollar Rate plus the Eurodollar Margin.

            (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate per annum equal to the Base Rate in effect from time to time plus the sum of (i) 2% and (ii) the Base Rate Margin, provided that no Loan shall bear interest after maturity (whether by acceleration or otherwise) at a rate per annum less than 2% plus the rate of interest applicable thereto at maturity.

            (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in arrears (i) in respect of each Base Rate Loan, quarterly on the last Business Day of each calendar quarter, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period of six months on the date occurring three months, after the first day of such Interest Period and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

            (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof.

            1.09 Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrow-ing, which Interest Period shall, at the option of such Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

            (i) the initial Interest Period shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type of Loan) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

         (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) no Interest Period may be elected if it would extend beyond the Maturity Date; and

            (v) no Interest Period may be elected at any time when a Default or Event of Default is then in existence.

If upon the expiration of any Interest Period, the Borrower has failed to elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, or is unable to elect a new Interest Period as a result of clause (v) above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such Interest Period.

            1.10 Increased Costs, Illegality, etc. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

            (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the Restatement Effective Date affecting the London interbank Eurodollar market, adequate and fair means do not exist for ascertaining generally the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Restatement Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Euro-dollar Rate) and/or (y) other circumstances adversely affecting the London interbank Eurodollar market or the position of such Bank in such market; or

         (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Restatement Effective Date which adversely affects the London interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within three Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and (except in the case of clause (i)) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans, which have not yet been incurred shall be deemed rescinded, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and
(z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

            (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii), shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that such Borrower was notified by a Bank pursuant to Section 1.10(a)(ii) or (iii) or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Bank to convert each such Eurodollar Loan into a Loan of another Type, provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

            (c) If any Bank determines at any time that the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or actual compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of in-creasing the costs to such Bank to a level above that, or reducing the rate of return on such Bank's capital or assets as a consequence of its commitments or obligations hereunder to a level below that, which such Bank could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), then from time to time, upon written demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Each Bank, in determining additional amounts owing under this Section 1.10(c) will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's determination of such additional amounts so performed shall, absent manifest error, be final and conclusive and binding on all parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon receipt of such notice.

            1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans to the Borrower) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10); (ii) if, for any reason, any repayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if, for any reason, any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b). Calculation of all amounts payable to a Bank with respect to Eurodollar Loans under this Section 1.11 shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank to a domestic office of that Bank in the United States of America (or if such Bank has no offshore office, from an offshore office of the Administrative Agent to the domestic office of the Administrative Agent); provided, however, that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11.

            1.12 Change of Lending Office. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), 1.10(c), 2.05 or 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office of such Bank for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank or its respective lending offices suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10, 2.05 or 4.04.

            1.13 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 1.10 or
2.05 is given by any Bank more than 100 days after the occurrence of the event giving rise to the additional cost, reduction in amounts or other additional amounts of the type described in such Section, such Bank shall not be entitled to compensation under Section 1.10 or 2.05, as the case may be, for any such amounts incurred or accruing prior to the giving of such notice to the Borrower or Borrowers.

            1.14 Replacement of Banks. (a) If (x) any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Revolving Loans or fund Unpaid Drawings or (y) any Bank is owed increased costs under Section 1.10(a)
(ii) or (iii), 1.10(c), 2.05 or 4.04, the Borrower shall have the right, in any such case, if no Event of Default exists and, in the case of clause (y), the affected Bank has not taken actions to eliminate such increased costs, to replace such Bank (a "Replaced Bank") as a Bank hereunder, with one or more existing Banks or Eligible Assignees reasonably satisfactory to the Administrative Agent (collectively, the "Replacement Bank").

            (b) In the case of a replacement of a Bank pursuant to this Section 1.14, (I) the Replacement Bank shall enter into one or more Assignment Agreements as provided for in Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Revolving Commitment and outstanding Revolving Loans of, and the existing participations, if any, in L/C Outstandings by, the Replaced Bank and, in connection therewith, shall pay to
(x) the Replaced Bank an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Bank, (B) an amount, if any, equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01 and (y) Scotiabank an amount, if any, equal to such Replaced Bank's Adjusted Percentage (prior to any adjustment thereto described in clause
(y) of the immediately succeeding sentence) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (II) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (I) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full by the Borrower to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment Agreements, the payment of amounts referred to in clauses (I) and
(II) above and, if so requested by the Replacement Bank, delivery of a Revolving Note executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder, the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank and (y) the Adjusted Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement.


            SECTION 2. Letters of Credit.

            2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request the Letter of Credit Issuer at any time and from time to time on or after the Restatement Effective Date and prior to the Maturity Date to issue, for the account of the Borrower and in support of commercial and/or trade obligations incurred in the ordinary course of business, insurance obligations, workers compensation, bonding obligations in respect of taxes, licenses and similar requirements, support of the Borrower's AFICA obligations and other obligations (including such other obligations as specified in the respective Letter of Credit Request and consented to by the Letter of Credit Issuer, such consent not to be unreasonably withheld, it being understood that the Letter of Credit Issuer will notify the Borrower of its withholding any such consent within 24 hours of its receipt of the respective Letter of Credit Request) of the Borrower, Xtra and/or other wholly-owned Subsidiaries of PXI, and subject to and upon the terms and conditions herein set forth the Letter of Credit Issuer agrees to issue from time to time, irrevocable letters of credit so requested by the Borrower in such form as may be approved by the Letter of Credit Issuer in its sole discretion (not to be unreasonably withheld) (each such letter of credit, together with each Existing Letter of Credit, a "Letter of Credit" and collectively, the "Letters of Credit").

            (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the L/C Outstandings at such time would exceed either (x) $30,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans made by Non-Defaulting Banks and all Swingline Loans then outstanding, the Adjusted Total Revolving Commitment at such time (after giving effect to any reductions to the Adjusted Total Revolving Commitment on such date); (ii) each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance (subject to extension provisions acceptable to the Administrative Agent and the Letter of Credit Issuer, which acceptance is not to be unreasonably withheld, or except as may be otherwise agreed by the Administrative Agent and the Letter of Credit Issuer with respect to Letters of Credit issued in respect of the AFICA Bonds) and in no event occurring later than the third Business Day preceding the Maturity Date; (iii) each Letter of Credit shall be denominated in U.S. dollars;
(iv) no Letter of Credit shall have a Stated Amount of less than $50,000 unless otherwise agreed to by the Letter of Credit Issuer; and (v) no Letter of Credit shall be issued by the

Letter of Credit Issuer after it has received a written notice from the Borrower, either Agent or the Required Banks stating that a Default or Event of Default has occurred and is continuing until such time as the Letter of Credit Issuer shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering such notice or (ii) the waiver of such Default or Event of Default by the Required Banks.

            (c) Schedule II hereto contains a description of all letters of credit issued under the Original Credit Agreement that are to be outstanding on, and to continue in effect after, the Restatement Effective Date. Each such letter of credit shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of Section 2.02(a) on the Restatement Effective Date, and the Borrower, the Letter of Credit Issuer, the Agents and the Banks hereby agree that, from and after such date, the terms of this Agreement shall apply to such Letters of Credit, superseding the Original Credit Agreement.

            2.02 Letter of Credit Participations. (a) Immediately upon the issuance by the Letter of Credit Issuer of any Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each other Bank (each such other Bank, in its capacity under this Section 2.02, a "Participating Bank"), and each such Participating Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participating Bank's Adjusted Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although L/C Fees will be paid directly to the Administrative Agent for the ratable account of the Participating Banks as provided in Section 3.01(b) and the Participating Banks shall have no right to receive any portion of any Facing Fees). Upon any change in the Revolving Commitments of the Banks pursuant to Section 1.14 or 12.04 or upon the occurrence of a Bank Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.02 to reflect the new Adjusted Percentages of the assignor and assignee Bank or of all Non-Defaulting Banks, as the case may be.

            (b) In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer issuing same shall have no obligation relative to any other Bank other than to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Issuer under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Letter of Credit Issuer any resulting liability.

            (c) In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to
Section 2.04(a), the Letter of Credit Issuer shall promptly notify the Administrative Agent and after receipt of such notice, the Administrative Agent will notify each Participating Bank of such failure, and each Participating Bank shall promptly and unconditionally pay to the Administrative Agent for the account of the Letter of Credit Issuer, the amount of such Participating Bank's Adjusted Percentage of such unreimbursed payment in lawful money of the United States of America and in same day funds, together with interest at the customary rate set by the Letter of Credit Issuer for the correction of errors among banks for each day during the period consisting of the first three days following such date of notice and thereafter at the Base Rate; provided, however, that no Participating Bank shall be obligated to pay to the Administrative Agent for the account of the Letter of Credit Issuer its Adjusted Percentage of such unreimbursed amount for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer. If the Letter of Credit Issuer so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participating Bank required to fund a payment under a Letter of Credit, such Participating Bank shall make available to the Administrative Agent for the account of the Letter of Credit Issuer such Participating Bank's Adjusted Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participating Bank shall not have so made its Adjusted Percentage of the amount of such payment available to the Administrative Agent for the account of the Letter of Credit Issuer, such Participating Bank agrees to pay to the Administrative Agent for the account of the Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the overnight Federal Funds Rate. The failure of any Participating Bank to make available to the Administrative Agent for the account of the Letter of Credit Issuer its Adjusted Percentage of any payment under any Letter of Credit shall not relieve any other Participating Bank of its obligation hereunder to make available to the Administrative Agent for the account of the Letter of Credit Issuer its Adjusted Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participating Bank shall be responsible for the failure of any other Participating Bank to make available to the Administrative Agent, such other Participating Bank's Adjusted Percentage of any such payment.

            (d) Whenever the Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of the Letter of Credit Issuer any payments from the Participating Banks pursuant to clause (c) above, the Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participating Bank which has paid its Adjusted Percentage thereof, in lawful money of the United States of America and in same day funds, an amount equal to such Participating Bank's Adjusted Percentage of the principal amount of such reimbursement and of interest reimbursed thereon accruing from and after the date of the purchase of the respective participations.

            (e) The obligations of the Participating Banks to make payments to the Administrative Agent for the account of the Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, the

      Letter of Credit Issuer, any Bank, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

         (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

           (v) the occurrence of any Default or Event of Default.

            2.03 Letter of Credit Requests; Notices of Issuance. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the Letter of Credit Issuer written notice (including by way of telecopier) thereof in substantially the form of Exhibit B hereto prior to 1:00 P.M. (New York time) at least three Business Days (or such shorter period as may be acceptable to the Letter of Credit Issuer) prior to the proposed date (which shall be a Business Day) of issuance (each a "Letter of Credit Request"), which Letter of Credit Request shall include an application for the Letter of Credit and any other documents that such Letter of Credit Issuer customarily requires in connection therewith. The Administrative Agent shall promptly notify each Bank of each Letter of Credit Request.

            (b) The delivery of each Letter of Credit Request shall be deemed a representation and warranty by the Borrower that the Letter of Credit may be issued in accordance with and will not violate the requirements of Section 2.01(b). The Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it, give the Administrative Agent, each Bank and the Borrower written notice of the issuance of such Letter of Credit, accompanied by a copy to the Administrative Agent of the Letter of Credit or Letters of Credit issued by it.

            2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the Letter of

Credit Issuer, by making payment to the Administrative Agent in U.S. dollars in immediately available funds at the Payment Office, for any payment or disbursement made by the Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date of, notice from the Letter of Credit Issuer of such payment or disbursement with interest on the amount so paid or disbursed by the Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date the Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Base Rate Margin plus the Base Rate as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of notice of such payment or disbursement), such interest to be payable on demand.

            (b) The Borrower's obligation under this Section 2.04 to reimburse the Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Letter of Credit Issuer, the Administrative Agent, any Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Borrower shall not be obligated to reimburse the Letter of Credit Issuer for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer.

            2.05 Increased Costs. If at any time after the Restatement Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or actual compliance by the Letter of Credit Issuer or any Participating Bank with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against

Letters of Credit issued by the Letter of Credit Issuer or such Participating Bank's participation therein, or (ii) shall impose on the Letter of Credit Issuer or any Participating Bank any other conditions affecting this Agreement, any Letter of Credit or such Participating Bank's participation therein; and the result of any of the foregoing is to increase the cost to the Letter of Credit Issuer or such Participating Bank of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by the Letter of Credit Issuer or such Participating Bank hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to the Borrower by the Letter of Credit Issuer or such Participating Bank (a copy of which notice shall be sent by the Letter of Credit Issuer or such Participating Bank to the Administrative Agent), the Borrower shall pay to the Letter of Credit Issuer or such Participating Bank such additional amount or amounts as will compensate the Letter of Credit Issuer or such Participating Bank for such increased cost or reduction. Each of the Letter of Credit Issuer and each Participating Bank, in determining additional amounts owing under this Section, will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Person's determination of such additional amounts so performed shall, absent manifest error, be final and conclusive and binding on all parties hereto. A certificate shall be submitted to the Borrower by the Letter of Credit Issuer or such Participating Bank, as the case may be (a copy of which certificate shall be sent by the Letter of Credit Issuer or such Participating Bank to the Administrative Agent) setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Letter of Credit Issuer or such Participating Bank as aforesaid, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon receipt of such certificate.


            SECTION 3. Fees; Commitments.

            3.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent a commitment commission ("Commitment Commission") for the account of each Non-Defaulting Bank for the period from and including the Restatement Effective Date to but not including the date the Total Revolving Commitment has been terminated, computed at a rate for each day equal to the then CC Percentage on the daily average of such Bank's Unutilized Revolving Commitment. Such Commitment Commission shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the date upon which the Total Revolving Commitment is terminated.

            (b) The Borrower agrees to pay to the Administrative Agent for the account of the Non-Defaulting Banks pro rata on the basis of their respective Revolving Commitments, a fee in respect of each Letter of Credit (the "L/C Fee") in an amount equal to the applicable Eurodollar Margin per annum on the average daily Stated Amount of such Letter of Credit. Accrued L/C Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the date upon which the Total Revolving Commitment shall be terminated.

            (c) The Borrower agrees to pay to the Administrative Agent for the account of the Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (the "Facing Fee") computed at the rate of 1/8 of 1% per annum on the average daily Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the date upon which the Total Revolving Commitment shall be terminated.

            (d) The Borrower hereby agrees to pay to any Letter of Credit Issuer upon each issuance of, drawing under and/or amendment of, a Letter of Credit such amount as shall at the time of such issuance, drawing and/or amendment equal the administrative charge which such Letter of Credit Issuer is customarily charging at such time for issuances of, drawings under and/or amendments of letters of credit issued by it other than with respect to standby letters of credit issued by such Letter of Credit Issuer.

            (e) The Borrower shall pay to the Administrative Agent (x) on the Restatement Effective Date for its own account and/or for distribution to the Agents and/or the Banks such fees as heretofore agreed by such Borrower and the Agents and (y) for the account of the Agents, such other fees as may be agreed to from time to time between the Borrower and the Agents, when and as due.

            (f) All computations of Fees shall be made in accordance with
Section 12.07(b).

            3.02 Voluntary Reduction of Commitments. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Revolving Commitment, in part or in whole, provided that (x) any such termination shall apply to proportionately and permanently reduce the Revolving Commitment of each of the Banks and (y) partial reduction pursuant to this sentence shall be in the amount of at least $2,000,000.

            3.03 Mandatory Reductions of Commitments, etc. (a) The Total Revolving Commitment shall terminate on the Maturity Date.

            (b) The Total Revolving Commitment shall be reduced:

            (I) On the date that is ten Business Days after the date of receipt by PXI or any of its Subsidiaries of the Cash Proceeds of any Asset Sale (other than the Hialeah & Dadeland Transfer), by an amount equal to the Net Cash Proceeds of such Asset Sale, provided the Total Revolving Commitment shall not be so reduced as a result of any Asset Sale to the extent the Borrower elects, as hereinafter provided, to cause such Net Cash Proceeds to be reinvested in Reinvestment Assets (a "Reinvestment Election"). The Borrower may exercise its Reinvestment Election with respect to an Asset Sale provided that (x) no Default or Event of Default exists at the time of such Asset Sale and (y) the Borrower delivers a Reinvestment Notice to the Administrative Agent no later than thirty days after the end of the second and fourth fiscal quarters of each fiscal year with respect to the Asset Sales occurring during the previous two or four fiscal quarters respectively, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Asset Sales equal to the respective Reinvestment Amounts specified in such Reinvestment Notice;

            (II) On the date of the receipt by PXI or any of its Subsidiaries of the proceeds of any incurrence of Indebtedness (other than Indebtedness permitted by Section 8.03 as such Section is in effect on the Restatement Effective Date), by an amount equal to the Net Debt Issuance Proceeds of such incurrence;

            (III) On each date that is five Business Days after the date of the receipt by PXI of proceeds from the issuance of equity, by an amount equal to 60% of the Net Equity Issuance Proceeds of any such issuance; and

            (IV) (x) On the date of delivery of any Reinvestment Notice with respect to an Asset Sale, by an amount equal to the difference between the Net Cash Proceeds of such Asset Sale and the Reinvestment Amount specified in such Reinvestment Notice with respect to such Asset Sale and (y) on the Reinvestment Reduction Date with respect to an Asset Sale, by an amount equal to the Reinvestment Reduction Amount, if any, for such Asset Sale.

            (c) Each reduction of the Total Revolving Commitment pursuant to this Section 3.03 shall apply proportionately to the Revolving Commitment of each Bank.


            SECTION 4. Payments.

            4.01 Voluntary Prepayments. The Borrower shall have the right to prepay Loans owing by it in whole or in part, without penalty or fee except as otherwise provided in this Agreement, from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent at the Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Loans, whether such Loans are Revolving Loans or Swingline Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower at least two Business Days prior to (or in the case of Swingline Loans prior to 12:00 Noon (New York Time) on) the date of such pre-payment, which notice shall promptly be transmitted by the Administrative Agent to each of the Banks (except in respect of Swingline Loans); (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $2,000,000 (or, in respect of a partial prepayment of any Borrowing of Swingline Loans, in such lesser principal amount as may be satisfactory to Scotiabank), provided that no partial prepayment of Eurodollar Loans shall reduce the aggregate principal amount of Eurodollar Loans outstanding pursuant to a Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; and (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans provided that at the Borrower's election no portion of any voluntary prepayment shall be applied to the Revolving Loans of a Defaulting Bank.

            4.02 Mandatory Prepayments.

            (A) Requirements:

            (a) If on any date the sum of the aggregate outstanding principal amount of Revolving Loans made by Non-Defaulting Banks and Swingline Loans and the aggregate amount of L/C Outstandings exceeds the Adjusted Total Revolving Commitment as then in effect, the Borrower shall repay on such date the principal of Swingline Loans (and, after Swingline Loans have been paid in full, Revolving Loans of Non-Defaulting Banks) in an aggregate amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans of Non-Defaulting Banks, the aggregate amount of L/C Outstandings exceeds the Adjusted Total Revolving Commitment then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents, until the proceeds are applied to the Obligations).

            (b) If on any date the outstanding principal amount of Revolving Loans made by a Defaulting Bank exceeds the Revolving Commitment of such Defaulting Bank, the Borrower shall repay the Revolving Loans of such Defaulting Bank in an amount equal to such excess.

            (c) On the date of any equity contribution to the Borrower by PXI in an amount equal to the principal amount of any PXI Subordinated Notes (which equity contribution PXI agrees to make upon its receipt of the proceeds of any PXI Subordinated Notes), the Borrower shall apply the proceeds of such equity contribution to reduce the principal amount of then outstanding Revolving Loans to the extent thereof (but such prepayment shall not reduce the Revolving Commitment).

            (B) Application:

            (a) With respect to each repayment of Loans required by Section 4.02(A), the Borrower may designate the specific Borrowing(s) to be repaid, provided that (i) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for such Eurodollar Loans, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) notwithstanding the provisions of the preceding clause (i), no repayment of Revolving Loans pursuant to Section 4.02(A)(a) shall be applied to the Revolving Loans of a Defaulting Bank. In the absence of a designation by any Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

            4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable account of the Banks entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

            4.04 Net Payments. (a) All payments made by the Borrower hereunder, under any Note or under any other Credit Document will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding, except as provided below, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due from such Borrower hereunder, under any Note or under any other Credit Document, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower shall also reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or of any political subdivision or taxing authority of any such jurisdiction as such Bank shall determine are payable by such Bank in respect of Taxes paid to or on behalf of such Bank pursuant to this or the preceding sentence by the Borrower. The Borrower will furnish to the Administrative Agent within five days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower. The Borrower will indemnify and hold harmless the Administrative Agent and each Bank, and reimburse the Administrative Agent or such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Bank.

            (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Restatement Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.14 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement, under any Note and under any Credit Document, or (ii) if the Bank is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement, under any Note and under any Credit Document. In addition, each Bank agrees that from time to time after the Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement, any Note and under any Credit Document, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in
Section 4.04(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
4.04 and except as set forth in Section 12.04(a), the Borrower agrees to pay any additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

            SECTION 5. Conditions Precedent.

            5.01 Conditions Precedent to Restatement Effective Date. This Agreement shall become effective on the date (the "Restatement Effective Date") when each of the following conditions are first satisfied:

            (a) Effectiveness; Notes. On or prior to the Restatement Effective Date (i) the Borrower and each of the Banks shall have signed a copy of this Agreement (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or facsimile transmitted notice (actually received) at its Notice Office that the same has been signed and mailed to it and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Note or Notes executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein.

            (b) Opinions of Counsel. On the Restatement Effective Date, the Administrative Agent shall have received opinions, addressed to the Agents and each of the Banks and dated the Restatement Effective Date, from (i) Milbank, Tweed, Hadley & McCloy, counsel to the Credit Parties in the form of Exhibit D-1 hereto, which opinion shall cover such other matters incident to the transactions contemplated herein as the Agents may reasonably request, (ii) Fiddler, Gonzalez & Rodriguez, which opinion shall cover enforceability, validity and binding effect of certain Security Documents, the perfection and priority of the security interests granted pursuant to certain Security Documents, the applicability of Puerto Rican withholding taxes to the transactions contemplated herein and such other matters incident to the transactions contemplated herein or therein, as the Agents may reasonably request and shall be in form and substance satisfactory to the Agents and (iii) White & Case, special counsel to the Banks, in the form of Exhibit D-2 hereto.

            (c) Corporate Proceedings. (i) On the Restatement Effective Date, the Agents shall have received from each Credit Party a certificate, dated the Reinstatement Effective Date, signed by an Authorized Officer of each Credit Party in the form of Exhibit C hereto with appropriate insertions and deletions, together with (x) copies of the articles of incorporation and the by-laws (or other organizational documents) of each Credit Party, (y) the resolutions of each Credit Party which shall be satisfactory to the Agents and (z) a statement that all of the applicable conditions set forth in Sections 5.01(g), (m), (n) and (o) and 5.02 exist as of such date.

            (ii) On the Restatement Effective Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Agents and the Agents shall have received all information and copies of all certificates and any other records of corporate proceedings and governmental approvals, if any, which the Agents may have requested in connection therewith, such records, where appropriate, to be certified by proper corporate or governmental authorities.

            (d) Original Credit Agreement. On the Restatement Effective Date and concurrently with the initial borrowing hereunder, the Borrower and Xtra shall have (i) repaid in full the outstanding principal amount of all Loans under and as defined in the Original Credit Agreement, (ii) terminated all letters of credit issued thereunder (other than Existing Letters of Credit) and (iii) paid all accrued but unpaid interest and fees under the Original Credit Agreement, whether or not otherwise then due and payable.

            (e) Issuance of PXI Senior Notes. On or prior to the Restatement Effective Date, (i) PXI shall have consummated the issuance of the Additional PXI Senior Notes and received net cash proceeds therefrom (after the payment of fees and expenses in connection therewith) in an aggregate amount of at least $73,000,000, and (ii) the Agents and the Banks shall have received copies of the Additional PXI Senior Note Documents certified as true and correct by PXI in a certificate signed by an Authorized Officer, and the PXI Senior Note Documents shall be in full force and effect and the terms and conditions thereof shall be substantially identical to the Existing PXI Senior Notes Documents and otherwise shall be in form and substance satisfactory to the Agents and the Required Banks. All of the proceeds of the Additional PXI Senior Notes shall have been contributed to the Borrower and used to repay outstandings under the Original Credit Agreement.

            (f) Pledge Agreements. (i) On the Restatement Effective Date, PXI shall have duly authorized, executed and delivered an amended and restated Pledge Agreement substantially in the form of Exhibit E-1, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (each as modified, supplemented, amended or restated from time to time, a "PXI Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee, all the Pledged Securities referred to therein (including the Subordinated Intercompany Real Estate Note and Subordinated Intercompany Notes, each of which shall have been endorsed in favor of the Collateral Agent, and all shares of capital stock) then owned by PXI, (x) endorsed in blank in the case of promissory notes (except as set forth above) and (y) together with executed and undated stock powers, in the case of capital stock.

          (ii) On the Restatement Effective Date, the Borrower shall have duly authorized, executed and delivered an amended and restated Pledge Agreement substantially in the form of Exhibit E-2 (as modified, supplemented, amended or restated from time to time, the "Borrower Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee, all the Pledged Securities referred to therein then owned by the Borrower, (x) endorsed in blank in the case of promissory notes and (y) together with executed and undated stock powers, in the case of capital stock.

         (iii) On the Restatement Effective Date, Xtra shall have duly authorized, executed and delivered an amended and restated Pledge Agreement substantially in the form of Exhibit E-3 (as modified, supplemented, amended or restated from time to time, the "Xtra Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee, all of the Pledged Securities referred to therein then owned by Xtra (x) endorsed in blank in the case of promissory notes and (y) together with executed and undated stock powers, in the case of capital stock.

         (iv) On the Restatement Effective Date, Xtra Merger Corporation shall have duly authorized, executed and delivered an amended and restated Pledge Agreement substantially in the form of Exhibit E-4 (as modified, supplemented, amended or restated from time to time, the "XM Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee, all of the Pledged Securities referred to therein then owned by Xtra Merger Corporation (x) endorsed in blank in the case of promissory notes and (y) together with executed and undated stock powers, in the case of capital stock.

            (g) Subsidiary Guaranty. On the Restatement Effective Date, each Subsidiary of PXI (other than the Borrower, Xtra and Caribad, Inc.) shall have duly authorized, executed and delivered an amended and restated Guaranty in the form of Exhibit F (as modified, supplemented or amended from time to time, the "Subsidiary Guaranty").

            (h) Security Agreements. On the Restatement Effective Date, (i) the Borrower shall have duly authorized, executed and delivered an amended and restated Security Agreement substantially in the form of Exhibit G-1, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (each, as modified, supplemented or amended from time to time, the "Borrower Security Agreement") covering all of the Borrower's respective present and future Security Agreement Collateral and
(ii) Xtra and each Subsidiary Guarantor shall have duly authorized, executed and delivered the Security Agreement substantially in the form of Exhibit G-2, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (each, as modified, supplemented or amended from time to time, the "Subsidiary Security Agreement") covering all of each Subsidiary's respective present and future Security Agreement Collateral, together in each case with:

                  (A) executed copies of Financing Statements (Forms UCC-1 or
            UCC-3) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect or maintain the security interests purported to be created by the Security Agreements and capable of being perfected by the filing of such Financing Statements or appropriate local equivalent;

                  (B) certified copies of Requests for Information or Copies
            (Form UCC-11), or equivalent reports, each of recent date listing all effective financing statements that name PXI, the Borrower or, Xtra as debtor and that are filed in the jurisdictions referred to in clause (A), together with copies of such financing statements (none of which shall cover the Collateral except (x) those with respect to which appropriate termination statements executed by the secured lender there-under have been delivered to the Administrative Agent and (y) to the extent evidencing Permitted Liens);

                  (C) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreements as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreements; and

                  (D) evidence that all other actions necessary or, in the
            reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreements have been taken.

            (i) Mortgages; Intercompany Mortgages; Title Insurance; Surveys; Etc. (i) On the Restatement Effective Date, the Collateral Agent shall have received fully executed counterparts of amendments to the Mortgages in form and substance satisfactory to the Collateral Agent, and arrangements reasonably satisfactory to the Collateral Agent shall be in place to provide that counterparts of such amendments shall be recorded on the Restatement Effective Date or within one Business Day thereof in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority Lien, subject only to Permitted Encumbrances, on each Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties.

          (ii) On the Restatement Effective Date, (A) the Collateral Agent shall have received certified copies of fully executed counterparts of amendments to (x) deeds of trust, leasehold deeds of trust, mortgages, leasehold mortgages and similar documents in each case in form and substance satisfactory to the Collateral Agent (each an "Intercompany Mortgage" and collectively the "Intercompany Mortgages") and covering all of the PRMP, (y) one or more amendments to chattel mortgages covering the Borrower's personal property located in Puerto Rico and (z) amendments to other Security Documents with respect to personal property of the Borrower located in Puerto Rico, and arrangements reasonably satisfactory to the Collateral Agent shall be in place to provide that counterparts of such amendments shall be presented for recording on the Restatement Effective Date or within one Business Day thereof in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority Lien, subject only to Permitted Encumbrances, on each such PRMP and such personal property and (B) PXI and the Borrower shall have executed an amendment to pledge agreement (the "Puerto Rico Pledge Agreement") and the Borrower shall have delivered to the Collateral Agent the Mortgage Notes (as defined in the Puerto Rico Pledge Agreement) in respect of such Intercompany Mortgages and chattel mortgages.

          (iii) The Collateral Agent shall have received updated ALTA mortgagee title insurance policies or the equivalent thereof (or binding commitments to issue such title insurance policies) issued by title insurers satisfactory to the Collateral Agent (the "Mortgage Policies") in amounts satisfactory to the Collateral Agent and assuring the Collateral Agent that the Mortgages and Intercompany Mortgages are valid and enforceable first priority mortgage Liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances. Such Mortgage Policies shall be in form and substance satisfactory to the Collateral Agent and shall include an endorsement for future advances (to the extent available in the respective jurisdiction of each Mortgaged Property) under this Agreement, the Notes and the Mortgages and Intercompany Mortgages, for mechanics' liens (to the extent available in the respective jurisdiction of each Mortgaged Property) and for any other matter that the Collateral Agent in its discretion may reasonably request prior to the Restatement Effective Date, and shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Collateral Agent in its discretion may request prior to the Restatement Effective Date.

            (j) Solvency Certificate. On the Restatement Effective Date, the Agents shall have received from the President and Chief Executive Officer of PXI, acting on behalf of PXI, a certificate in the form of Exhibit H hereto, expressing opinions of value and other appropriate facts or information regarding the solvency of PXI and its Subsidiaries taken as a whole and of the Borrower.

            (k) Insurance Policies. On the Restatement Effective Date, the Agents shall have received evidence of insurance complying with the requirements of Section 7.09 for the business and properties of PXI and its Subsidiaries, in form and substance satisfactory to the Agents and, with respect to all casualty insurance, naming the Collateral Agent on behalf of the Secured Parties, as mortgagee/secured party and loss payee.

            (l) Consent Letter. On the Restatement Effective Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, NY 10019, in the form of Exhibit I indicating its consent to its appointment by each Credit Party as their agent to receive service of process.

            (m) Payment of Fees. On or prior to the Restatement Effective Date, all costs, fees and expenses, and all other compensation contemplated by this Agreement, due to the Agents or the Banks (including, without limitation, legal fees and expenses) shall have been paid by the Borrower to the extent due.

            (n) Adverse Change. From January 25, 1997 to the Restatement Effective Date, nothing shall have occurred which the Required Banks or either Agent shall determine has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Banks, or the Agents, or on the ability of any Credit Party to perform its obligations to the Banks or the Agents under this Agreement or any other Credit Document.

            (o) Litigation. No litigation by any entity (private or governmental) shall be pending or threatened on the Restatement Effective Date
(a) with respect to this Agreement or any other Credit Document or (b) which either Agent or the Required Banks shall determine could reasonably be expected to have a Material Adverse Effect.

            (p) Depositary Account Agreement. On the Restatement Effective Date, the Borrower shall have duly authorized, executed and delivered a Depositary Account Agreement substantially in the form of Exhibit L hereto.

            5.02 Conditions Precedent to All Credit Events. The obligation of each Bank to make any Loans and the obligation of the Letter of Credit Issuer to issue any Letter of Credit is subject, at the time of each such Credit Event (including Credit Events occurring on the Restatement Effective Date) to the satisfaction of the following conditions at such time:

            (a) At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except to the extent any representation or warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date).

            (b) The Administrative Agent shall have received a Notice of Borrowing with respect to such Borrowing of Loans meeting the requirements of
Section 1.02 or a Letter of Credit Request for such issuance of a Letter of Credit meeting the requirements of Section 2.03, as the case may be.

            The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to each of the Banks that all of the applicable conditions specified in this Section 5 are then satisfied. All of the certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts or copies for each of the Banks and shall be satisfactory in form and substance to the Agents.


            SECTION 6. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and the Banks to make the Loans and participate in Letters of Credit and the Letter of Credit Issuer to issue Letters of Credit as provided for herein, each of PXI, the Borrower or Xtra make the following representations and warranties to, and agreements with, the Banks and the Letter of Credit Issuer, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of Letters of Credit (with the occurrence of each Credit Event being deemed to constitute a representation and warranty that the matters specified in this
Section 6 are true and correct in all material respects on and as of the date hereof and as of the date of each such Credit Event, except to the extent that any representation or warranty is expressly made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date):

            6.01 Corporate Status. Each of the Credit Parties (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified is reasonably likely to have a Material Adverse Effect.

            6.02 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms.

            6.03 No Violation. Neither the execution, delivery and performance by any Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject, including without limitation any Permitted Existing Indebtedness Agreements but excluding any agreements in respect of pre-existing indebtedness that is being refinanced on the Restatement Effective Date, or (iii) will violate any provision of the Certificate of Incorporation or ByLaws of any Credit Party.

            6.04 Litigation. There are no actions, suits or proceedings pending or threatened with respect to any Credit Party (i) that are likely to have a Material Adverse Effect or (ii) that could have a material adverse effect on the rights or remedies of the Administrative Agent or the Banks or on the ability of any Credit Party to perform its obligations to them hereunder and under the other Credit Documents to which it is, or will be, a party.

            6.05 Use of Proceeds. (a) The proceeds of all Revolving Loans incurred on the Restatement Effective Date shall be utilized to repay Loans under and as defined in the Original Credit Agreement.

            (b) The proceeds of Revolving Loans incurred after the Restatement Effective Date and also Swingline Loans shall be utilized for general corporate purposes of the Borrower and its Subsidiaries.

            (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

            6.06 Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with (other than UCC and other "security interest perfection" filings and/or mortgage recordings contemplated by this Agreement in respect of the Collateral), or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

            6.07 Investment Company Act. No Credit Party is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            6.08 Public Utility Holding Company Act. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            6.09 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of any Credit Party in writing to either Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. The projections and pro forma financial information contained in such materials are based on good faith estimates and assumptions believed by the Credit Parties to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results in any material respect. There is no fact known to any Credit Party which has, or is reasonably likely to have, a Material Adverse Effect which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated hereby.

            6.10 Financial Condition; Financial Statements. (a) On and as of the Restatement Effective Date on a pro forma basis after giving effect to the Refinancing and all Indebtedness incurred, and to be incurred, and Liens created and to be created, by each Credit Party in connection therewith, with respect to each of PXI and its Subsidiaries taken as a whole, and of the Borrower (x) the sum of its or their assets, at a fair valuation, will exceed its or their debts,
(y) it or they will not have incurred nor intended to, or believes that it or they will not, incur debts beyond its or their ability to pay such debts as such debts mature during the period prior to the Maturity Date and (z) it and they will have sufficient capital with which to conduct its or their businesses. For purposes of this Section 6.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

            (b) The consolidated and consolidating balance sheets of PXI and its Subsidiaries at January 25, 1997, January 26, 1996 and January 27, 1995 and the related con-solidated and consolidating statements of income and (in consolidated form only) cash flows of PXI and its Subsidiaries for the fiscal years ended as of said dates, which have been examined by Deloitte & Touche, independent certified public accountants, and the unaudited pro forma (after giving effect to the Refinancing) balance sheet of PXI and its Subsidiaries as at January 25, 1997, copies of which have heretofore been furnished to each Bank, present fairly in all material respects the consolidated and consolidating financial position of PXI and its Subsidiaries at the dates of said statements and the consolidated and consolidating income and cash flows for the periods covered thereby (or, in the case of the pro forma consolidated balance sheet, present a good faith estimate of the consolidated pro forma financial condition of PXI and its Subsidiaries at the date thereof). All such financial statements (other than the aforesaid pro forma balance sheet) have been prepared in accordance with GAAP and practices consistently applied except to the extent provided in the notes to said financial statements.

            (c) There has been no material adverse change in the business, property, assets, liabilities, condition (financial or otherwise) or prospects of PXI and its Subsidiaries taken as a whole since January 25, 1997.

            (d) Except as fully reflected in the pro forma financial statements, and in the audited financial statements for the fiscal year ended January 25, 1997, described in Section 6.10(b), there were as of the Restatement Effective Date (and after giving effect to any Loans made on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to PXI or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and PXI does not know of any basis for the assertion against PXI or any of its Subsidiaries of any such liability or obligation which, either individually or in aggregate, are or would be reasonably likely to be material to PXI and its Subsidiaries taken as a whole.

            6.11 Security Interests. On and after the Restatement Effective Date, each of the Security Documents creates, as security for the Obligations, a valid and enforceable perfected security interest in and Lien on all of the Collateral, superior to and prior to the rights of all third persons and subject to no other Liens (except (i) that the Security Agreement Collateral may be subject to the security interests evidenced by Permitted Liens relating thereto and (ii) the Mortgaged Properties may be subject to Permitted Encumbrances relating thereto), in favor of the Collateral Agent for the benefit of the respective Secured Parties. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made, or provided for as contemplated by Sections 5.01(i), on or prior to the Restatement Effective Date.

            6.12 Tax Returns and Payments. Each Credit Party has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. Holdings, PXI and each of its Subsidiaries has paid, or has provided adequate reserves (in accordance with GAAP) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower or any of its subsidiaries, threatened by any authority regarding any taxes relating to the Borrower or any of its subsidiaries. Neither the Borrower nor any of its subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its subsidiaries.

            6.13 Compliance with ERISA. Each Plan is in compliance with its terms and with ERISA and the Code; each Plan (and each related trust, if any), which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Section 401(a) and 501(a) of the Code; no Reportable Event has occurred with respect to a Plan other than as set forth in Schedule IV; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability in excess of $2,500,000 and the aggregate Unfunded Current Liabilities for all Plans does not exceed $2,500,000; no Plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made; no Credit Party nor any of its ERISA Affiliates has incurred any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
Section 401(a)(29), 4971 or 4975 of the Code, or expects to incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no condition exists which presents a risk to any Credit Party or any ERISA Affiliate of incurring a liability to or on account of a plan pursuant to the foregoing provisions of ERISA and the Code; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; except to the extent that any breach of the representations set forth above in this Section 6.13 (except where specific standards have been established) could not have a Material Adverse Effect. Using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of all Credit Parties and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event would not exceed $1,000,000. Each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of any Credit Party or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code. No lien imposed under the Code or ERISA on the assets of any Credit Party or any ERISA Affiliate exists or is likely to arise on account of any Plan which would violate Section 8.02 and all Credit Parties and their Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a Material Adverse Effect.

            6.14 Subsidiaries. Schedule V hereto lists each Subsidiary of PXI, and the direct and indirect ownership interest of PXI therein, in each case as of the Restatement Effective Date.

            6.15 Patents, etc. PXI and each of its Subsidiaries owns or holds a valid license to use all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights, that are necessary for, and no restriction applicable to any such patent, trademark, servicemark, trade name, copyright, license or other right would interfere in any material respect with, the operation of their businesses taken as a whole as presently conducted and as proposed to be conducted.

            6.16 Compliance with Statutes, etc. (a) Each Credit Party is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliance as is not likely to, in the aggregate, have a Material Adverse Effect.

            (b) Each Credit Party is in compliance with all applicable Environmental Laws governing its business for which failure to comply is likely to have a Material Adverse Effect, and no Credit Party is liable for any material penalties, fines or forfeitures for failure to comply with any of the foregoing in the manner set forth above. All licenses, permits, registrations or approvals required for the business of any Credit Party, as conducted as of the Restatement Effective Date, under any Environmental Law have been secured and each Credit Party is in substantial compliance therewith, except such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not likely to have a Material Adverse Effect. No Credit Party is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which such Credit Party is a party or which would affect the ability of such Credit Party to operate any Real Property and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as are not likely to, in the aggregate, have a Material Adverse Effect. There are as of the Restatement Effective Date no Environmental Claims pending or, to the best knowledge of any Credit Party, threatened, which (a) question the validity, term or entitlement of such Credit Party for any permit, license, order or registration required for the operation of any facility which such Credit Party currently operates and (b) wherein an unfavorable decision, ruling or finding would be reasonably likely to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property or, to the knowledge of any Credit Party, on any property adjacent to any such Real Property that could reasonably be expected (i) result in an Environmental Claim against such Credit Party or any Real Property of such Credit Party, or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect.

            (c) Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property of any Credit Party or (ii) Released on any Real Property, in each case where such occurrence or event is reasonably likely to have a Material Adverse Effect.

            6.17 Properties. Except as set forth in Schedule VI, each Credit Party has good and legal title to all properties owned by it and valid and subsisting leasehold interests in all properties leased by it, in each case, including all property reflected in the financial statements referred to in
Section 6.10(b) (except as sold or otherwise disposed of since the date of the January 27, 1997 financial statements in the ordinary course of business) free and clear of all Liens, other than Liens permitted by Section 8.02. Schedule VI contains a true and complete list of each Real Property owned and each Real Property leased by any Credit Party on the Restatement Effective Date and the type of interest therein held by such Credit Party.

            6.18 Labor Relations; Collective Bargaining Agreements. (a) Set forth on Schedule VII hereto is a list and description (including dates of termination) of all collective bargaining agreements between or applicable to any Credit Party and any union, labor organization or other bargaining agent in respect of the employees of any Credit Party on the Restatement Effective Date.

            (b) No Credit Party is engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against any Credit Party or, to the best knowledge of any Credit Party, threatened against it, before the National Labor Relations Board, and no significant griev-ance or significant arbitration proceeding arising out of or under any collective bargaining agreement is now pending against any Credit Party or, to the best knowledge of any Credit Party, threatened against it, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against any Credit Party or, to the best knowledge of any Credit Party, threatened against it and (iii) to the best knowledge of each Credit Party, no union representation question exists with respect to the employees of such Credit Party, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

            6.19 Indebtedness. Schedule VIII sets forth a true and complete list of (x) all Indebtedness (other than intercompany indebtedness) of PXI and each of its Subsidiaries outstanding as of the Restatement Effective Date and which is to remain outstanding after the Restatement Effective Date and (y) all agreements existing on the Restatement Effective Date and which are to remain outstanding after the Restatement Effective Date pursuant to which PXI or any of its Subsidiaries is entitled to incur Indebtedness (other than intercompany indebtedness) (whether or not any condition to such incurrence could be met) (collectively, as in effect and outstanding on the Restatement Effective Date and without giving effect to any extension, renewal or refinancing thereof, the "Permitted Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

            6.20 Restrictions on Subsidiaries. Except for restrictions contained in the Credit Documents and the PXI Senior Note Documents, as of the Restatement Effective Date there are no contractual or consensual restrictions on any Credit Party which prohibit or otherwise restrict (i) the transfer of cash or other assets (x) between PXI and any of its Subsidiaries or (y) between any Subsidiaries of PXI or (ii) the ability of any Credit Party or any of its Subsidiaries to grant security interests to the Banks in their respective assets.

            6.21 PXI Senior Notes, etc. As of the Restatement Effective Date, the PXI Senior Notes have been duly authorized, issued and delivered in accordance with applicable law.

            SECTION 7. Affirmative Covenants. PXI, the Borrower and Xtra covenant and agree that on the Restatement Effective Date and thereafter for so long as this Agreement is in effect and until the Revolving Commitments have terminated, no Letters of Credit are outstanding and the Loans, Unpaid Drawings together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 hereof which are not then due and payable) incurred hereunder are paid in full:

            7.01 Information Covenants. PXI and the Borrower will furnish to each Bank:

            (a) Annual Financial Statements. Within 90 days after the close of each fiscal year of PXI, the consolidated and consolidating balance sheets of PXI and its Subsidiaries, as at the end of such fiscal year and the related statements of income and cash flows (other than consolidating annual statements of cash flows) for such fiscal year, setting forth comparative figures for the preceding fiscal year, and in the case of such consolidated statements examined by Coopers & Lybrand (or other independent certified public accountants of recognized national standing acceptable to the Required Banks) whose opinion shall not be qualified as to the scope of audit and as to the status of PXI or any of its Subsidiaries as a going concern, together, in each case, with a certificate of the accounting firm referred to above stating that in the course of its regular audit of the business of PXI and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any payment default or Default or Event of Default under any of Sections 8.09, 8.10 and 8.11 which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

            (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of PXI, the consolidated and consolidating balance sheets of PXI and its Subsidiaries, as at the end of such quarterly period and the related statements of income and cash flows (other than consolidating quarterly statements of cash flows) for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and setting forth commencing with the quarterly statements for the period ended in May 1997, comparative figures for the related periods in the prior fiscal year, in each case, certified by PXI in a certificate signed by an Authorized Officer, subject to changes resulting from audit and normal year-end audit adjustments.

            (c) Monthly Reports. As soon as practicable, and in any event within 30 days, after the end of each monthly accounting period of each fiscal year, the consolidated and consolidating operating reports for PXI and its Subsidiaries for such period, in reasonable detail and in a form acceptable to the Agents.

            (d) Budgets; etc. Not less than 30 days after the commencement of each fiscal year of PXI a budget in form satisfactory to the Agents prepared by PXI for each of the four fiscal quarters of such fiscal year, setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of consolidated financial statements of PXI pursuant to Section 7.01(a) and (b), a comparison of the current year to date financial results (other than in respect of the balance sheets and statements of cash flow included therein) against the budgets required to be submitted pursuant to this clause (d) shall be presented.

            (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a) and (b), a certificate of PXI signed by an Authorized Officer to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether PXI and its Subsidiaries were in compliance with the provisions of Section 8.04 and Sections 8.09, 8.10 and 8.11, as at the end of such fiscal quarter or year, as the case may be.

            (f) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of PXI or the Borrower obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the appropriate Credit Party proposes to take with respect thereto and (y) the commencement of or any significant development in any litigation or governmental proceeding pending against Holdings, PXI or any of its Subsidiaries which could have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations hereunder or under any other Credit Document.

            (g) Environmental Matters. Promptly upon obtaining knowledge thereof, notice of (i) any pending or threatened Environmental Claim against Holdings, PXI or any of its Subsidiaries or any Real Property of Holdings, PXI or any of its Subsidiaries unless such Environmental Claim could not, individually or when aggregated with all other such Environmental Claims, reasonably be expected to have a Material Adverse Effect; (ii) any condition or occurrence on any Real Property of Holdings, PXI or any of its Subsidiaries that
(a) results in material noncompliance by Holdings, PXI or such Subsidiary with any applicable Environmental Law, or (b) could reasonably be anticipated to result in an Environmental Claim against Holdings, PXI or such Subsidiary or any Real Property of Holdings, PXI or such Subsidiary, unless, with respect to clauses (a) and (b) above, such noncompliance or such Environmental Claim could not, individually or when aggregated with all other such non-compliance claims, reasonably be expected to have a Material Adverse Effect; (iii) any condition or occurrence on any Real Property of Holdings, PXI or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law unless such restrictions could not, individually or when aggregated with all other such restrictions, reasonably be expected to have a Material Adverse Effect; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property of Holdings, PXI or any of its Subsidiaries, unless the presence of such Hazardous Materials and the removal or remedial action in response thereto could not, individually or when aggregated with all such other occurrences or events, reasonably be expected to have a Material Adverse Effect. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response thereto of Holdings, PXI or such Subsidiary. In addition, each Credit Party will provide the Agents with copies of all material written communications with any government or governmental agency relating to Environmental Laws, all communications with any government or governmental agency relating to Environmental Claims, and such detailed reports of any Environmental Claim, in each case as may reasonably be requested in writing from time to time by the Agents.

            (h) Other Information. (i) Promptly upon trans- mission thereof, copies of any filings and registrations with, and reports to, the SEC by any Credit Party or any of its Subsidiaries, copies of all press releases and copies of all financial statements, notices and reports that any Credit Party or any of its Subsidiaries shall send to analysts or the holders of the PXI Senior Notes or any other publicly issued debt of any Credit Party or any of its Subsidiaries (in each case, to the extent not theretofore delivered to the Banks pursuant to this Agreement) and (ii) with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Banks may reasonably request from time to time.

            7.02 Books, Records and Inspections. PXI will, and will cause each of its Subsidiaries to, permit, upon notice to the Chief Financial Officer or any other Authorized Officer of PXI, officers and designated representatives of the Administrative Agent or the Banks to visit and inspect any of the properties or assets of PXI and any of its Subsidiaries in whomsoever's possession, and to examine the books of account and other financial and operating records (including, without limitation, any reports or "management letters" submitted by independent accountants) of PXI and any of its Subsidiaries and discuss the affairs, finances and accounts of PXI and any of its Subsidiaries with, and be advised as to the same by, the officers and independent accountants of PXI or such Subsidiary, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any Bank may request.

            7.03 Payment of Taxes. PXI will, and will cause each of its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of PXI or any of its Subsidiaries, provided that neither PXI nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of such Person) with respect thereto in accordance with GAAP.

            7.04 Corporate Franchises. PXI will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence, material rights and authority to do business, provided that any transaction permitted by Section 8.01 will not constitute a breach of this Section 7.04.

            7.05 Compliance with Statutes, etc. (a) PXI will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable Environmental Laws) other than those the non-compliance with which (individually or in the aggregate) would not have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is party. Neither PXI nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any of its Real Property, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for quantities used or stored at such Real Properties in material compliance with all applicable Environmental Laws and required in connection with the normal operation, use and maintenance of such Real Property. If required to do so under any applicable Environmental Law, each Credit Party agrees to undertake, and agrees to cause each of its Subsidiaries to undertake, any cleanup, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property in accordance with the requirements of all such applicable Environmental Laws and in accordance with orders and directives of all governmental authorities; provided that no Credit Party nor any of their Subsidiaries shall be required to take any such action where same is being contested by appropriate legal proceedings in good faith by such Credit Party or such Subsidiary.

            (b) At the request of the Agents or the Required Banks, at any time and from time to time, but in any event no more frequently than once in any calendar year, each of the Borrower and Xtra will provide, at its sole cost and expense, an environmental site assessment report concerning any Real Property of the Borrower or Xtra or any of their respective Subsidiaries, prepared by an environmental consulting firm approved by the Agents, indicating the presence or Release of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property, provided that no such request may be made unless the Agents or the Required Banks reasonably believe that (i) the Borrower or Xtra or any of their respective Subsidiaries is in noncompliance with any Environmental Law with respect to such Real Property and that such noncompliance could, individually, or when aggregated with all such other noncompliance claims, reasonably be expected to have a Material Adverse Effect, (ii) such non-compliance was not disclosed in the environmental reports delivered in connection with the closing of the Original Credit Agreement or (iii) an Event of Default is in existence. If the Borrower or Xtra fails to provide the same after 60 days' written notice, the Administrative Agent may order the same, and the Borrower or Xtra, as the case may be, shall grant and hereby grants to the Administrative Agent and the Banks and their agents access to such Real Property at all reasonable times and without unreasonably interfering with the Borrower's or Xtra's operations and specifically grant the Administrative Agent and the Banks an irrevocable nonexclusive license, subject to the rights of tenants, to undertake such an assessment all at the Borrower's or Xtra's, as the case may be, sole expense, provided that the Borrower and Xtra shall have 120 days to obtain any necessary governmental approvals to provide an environmental site assessment report that includes subsurface soil or ground water sampling or analysis.

            7.06 ERISA. As soon as possible and, in any event, within 15 days after any Credit Party or any of its Subsidiaries or any ERISA Affiliate knows or has reasonable cause to know of the occurrence of any of the following, PXI will deliver to each of the Banks a certificate of PXI signed by an Authorized Officer setting forth details as to such occurrence and the action, if any, which such Credit Party, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such Credit Party, such Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that PXI has previously delivered to the Banks a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in
Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection
 .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is
reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under

Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; or that any Credit Party, any of its Subsidiaries or any ERISA Affiliate will or may incur any material liability (including any indirect, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 4971, 401(a)(29), or 4975 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code. PXI will deliver to each of the Banks a complete copy of the Internal Revenue Service Annual Report (Form 5500) of each Plan, other than a multiemployer plan (as defined in Section 3(37) of ERISA), required to be filed with the Internal Revenue Service and copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of (i) annual reports filed by any Credit Party or any of its Subsidiaries or any ERISA Affiliate with respect to any Plan and (ii) any material notices received by any Credit Party or any of its Subsidiaries or any ERISA Affiliate from any governmental agency or court with respect to any Plan, shall in either case be delivered to the Banks no later than 15 days after the date such report or notice has been filed with the Internal Revenue Service or received by Holdings or such Subsidiary or the ERISA Affiliate, as applicable.

            7.07 Good Repair. PXI will, and will cause each of its Subsidiaries to, use its best efforts to ensure that its properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted and, subject to Section 8.04, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses.

            7.08 End of Fiscal Years; Fiscal Quarters. PXI will, for financial reporting purposes, cause (i) each of its, and of each of its Subsidiaries' fiscal years to end on the last Saturday of January each year and (ii) each of its, and each of its Subsidiaries' fiscal quarters to end on dates consistent with the end of such fiscal years.

            7.09 Maintenance of Property; Insurance. PXI will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance with carriers rated A- or better by A.M. Best (or such other carriers as are acceptable to the Agents giving due consideration to market conditions and availability for similar businesses in the same geographic region) in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice, provided that in no event will any such deductible or self-insured retention in respect of liability claims or in respect of casualty damage exceed, in each such case, $1,000,000 per occurrence, except that casualty damage insurance for earthquake or windstorm (hurricane) may have a deductible of up to five percent (5%) of values or as may be the standard for like businesses in the same geographic area. At any time that insurance at the levels described in Schedule IX is not being maintained by PXI and its Subsidiaries, PXI will notify the Agents in writing thereof and, if thereafter notified by the Agents to do so, PXI will obtain insurance at such levels at least equal to those set forth in
Schedule IX to the extent then generally available (but in any event within the deductible or self-insured retention limitations set forth in the preceding sentence) or otherwise as are acceptable to the Agents. PXI will furnish on the Restatement Effective Date and annually thereafter to the Agents a summary of the insurance carried in respect of it and its Subsidiaries and its or their assets together with certificates of insurance and other evidence of such insurance, if any, naming the Collateral Agent as mortgagee/ secured party and/or loss payee on applicable policies insuring the assets of PXI and its Subsidiaries.

            7.10 Additional Security; Further Assurances. (a) As and to the extent requested from time to time by the Agents or the Required Banks, PXI will, and will cause each of its Subsidiaries to, grant to the Collateral Agent, for the benefit of the Secured Parties, security interests and mortgages in such assets and properties of PXI or its Subsidiaries acquired after the Restatement Effective Date and not otherwise covered by the original Security Documents, other than assets encumbered by Liens permitted by Section 8.02(i), (collectively, the "Additional Security Documents").

Such security interests and mortgages shall be granted pursuant to documentation satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected security interests superior to and prior to the rights of all third persons and subject to no other Liens except as are permitted by Section 8.02 at the time of perfection thereof. The Additional Security Documents or other instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent for the benefit of the Secured Parties, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

            (b) PXI will, and will cause each of its Subsidiaries to, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, PXI shall, and shall cause each of its Subsidiaries to, cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be requested by the Collateral Agent to assure themselves that this Section 7.10 has been complied with.

            (c) At the written request of the Agents or the Required Banks given only after, and as a result of, a change in such law and/or the rules and regulations thereunder and/or in the interpretation of any thereof, in each case occurring after the Restatement Effective Date and requiring the delivery of such appraisals, PXI shall, and shall cause each of its Subsidiaries to, provide to the Agents appraisals satisfying applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 in respect of the Real Property of PXI and its Subsidiaries constituting Collateral, in form and substance satisfactory to the Agents.

            (d) Each Credit Party hereto agrees that each action required by clauses (a) through (d) of this Section 7.10 shall be completed as soon as possible, but in no event later than 30 days (60 days in the case of clause (c) above) after such action is requested to be taken by the Administrative Agent or the Required Banks.

            7.11 Maintenance of Corporate Separateness. PXI will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. Neither the Borrower nor any other Subsidiary of PXI shall make any payment to a creditor of Holdings or PXI in respect of any liability of Holdings or PXI, and no bank account of Holdings or PXI shall be commingled with any bank account of the Borrower or any other Subsidiary of PXI. Any financial statements distributed to any creditors of Holdings or PXI shall, to the extent permitted by GAAP, clearly establish the corporate separateness of Holdings and PXI from the Borrower and each of PXI's other Subsidiaries. Finally, no Credit Party nor any of their Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the separate corporate existence of Holdings or PXI from that of any or all of PXI's Subsidiaries being ignored, or in the assets and liabilities of the Borrower or any other Subsidiary of PXI being substantively consolidated with those of Holdings or PXI in a bankruptcy, reorganization or other insolvency proceeding.


            SECTION 8. Negative Covenants. PXI, the Borrower and Xtra hereby covenant and agree that on the Restatement Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit are outstanding and the Loans, Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 hereof which are not then due and payable) incurred hereunder, are paid in full:

            8.01 Consolidation, Merger, Sale or Purchase of Assets, etc. PXI will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, sell or otherwise dispose of all or any part of its property or assets (other than inventory, obsolete equipment, excess equipment no longer needed in the conduct of business or equipment being replaced with other equipment, in each case in the ordinary course of business) or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person (other than purchases, leases or other acquisitions of inventory and equipment in the ordinary course of business) or agree to do any of the foregoing at any future time, except that the following shall be permitted:

            (a) Capital Expenditures to the extent within the limitations set forth in Section 8.04;

            (b) the investments, acquisitions and transfers or dispositions of properties permitted pursuant to Section 8.05;

            (c) (i) the merger or consolidation of any Subsidiary of PXI (other than the Borrower or Xtra) with or into, or the liquidation thereof into, the Borrower, Xtra or another Wholly-Owned Subsidiary of PXI which is a Subsidiary Guarantor (so long as the Borrower, Xtra or such Subsidiary Guarantor is the surviving corporation), and (iv) the conveyance, lease, sale or other transfer of all or any part of the business, properties and assets of any Subsidiary of PXI (other than the Borrower or Xtra) to the Borrower, Xtra or another Wholly-Owned Subsidiary of PXI which is a Subsidiary Guarantor;

            (d) leases of stores or warehouses by the Borrower, Xtra or their Subsidiaries in the ordinary course of business and otherwise in compliance with this Agreement;

            (e) asset sales generating proceeds (A) individually in an amount equal to or less than $25,000 or (B) individually in an amount greater than $25,000 but in the aggregate for all such sales not in excess of $1,000,000 in any fiscal year; provided that the Borrower shall deliver to the Administrative Agent within thirty days of the end of the second and fourth fiscal quarters of each fiscal year a schedule showing the asset sales made pursuant to this
Section 8.01(e)(B) during the previous two or four fiscal quarters respectively;

            (f) the Hialeah & Dadeland Transfer;

            (g) Asset Sales of the Florida Division Assets and the Rio Grande, Melania and North Mayaquez properties in Puerto Rico for consideration at the time of such Asset Sale having a value (including the value of any noncash consideration, as determined in good faith by the Board of Directors of PXI) at least equal to the appraised value thereof so long as at least 80% of such consideration is in cash; provided that at the time of any such Asset Sales the Borrower shall have delivered to the Agents a certificate describing such Asset Sale and stating that it is permitted under this Section 8.01(g) and under the PXI Senior Note Documents; and

            (h) any acquisition of assets (not including Capital Expenditures) to be employed in the business of the Borrower, Xtra or their Subsidiaries; provided that (x) there are no Loans then outstanding, (y) the Leverage Ratio for the most recently ended Test Period shall have been no greater than 3.5:1.00 and (z) such acquisition (taken together with all such prior acquisitions and purchases, redemptions or prepayments of PXI Senior Notes since the Restatement Date pursuant to Section 8.12(b)(ii) do not exceed the lesser of (i) 75% of Excess Cash Flow for the period from and including January 25, 1997 to and including the last day of the fiscal quarter ending on or most recently ended prior to such acquisition and (ii) $25,000,000.

            To the extent the Required Banks waive the provisions of this
Section 8.01 with respect to the disposition of any Collateral, or any Collateral is disposed of as permitted by this Section 8.01, such Collateral in each case shall be sold free and clear of the Liens in favor of the Secured Parties created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as the Administrative Agent deems appropriate in connection therewith.

            8.02 Liens. PXI will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of PXI or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to PXI or any of its Subsidiaries) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except:

            (a) Liens for taxes not yet due and payable or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of PXI) have been established;

            (b) Liens (other than any Lien imposed by ERISA) in respect of property or assets of PXI, PXI or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, Liens in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods, and other similar Liens arising in the ordinary course of business, and (x) which, if any such property or asset is material, do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of PXI or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

            (c) Liens created by or pursuant to this Agreement or the other Credit Documents;

            (d) Liens on the assets of PXI and its Subsidiaries created prior to, but that will remain outstanding on and after, the Restatement Effective Date and listed on Schedule X hereto, without giving effect to any subsequent extensions or renewals thereof ("Permitted Liens");

            (e) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with (x) liability insurance, workers' compensation, unemployment insurance and other types of social security, or (y) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business, in an aggregate amount not to exceed $5,000,000 (exclusive of obligations in respect of borrowed money);

            (f) leases or subleases granted to third Persons not interfering with the ordinary course of business of the Borrower or any of its Subsidiaries;

            (g) Capital Leases to the extent permitted under Section 8.03(b) hereof;

            (h) Permitted Encumbrances; and

            (i) Liens (x) arising pursuant to purchase money mortgages securing Indebtedness representing the purchase price (or financing of the purchase price within 180 days after the respective purchase) of property or other assets acquired by the Borrower, Xtra or any other operating Subsidiary Guarantor, provided that (i) any such Liens attach only to the assets so purchased, (ii) the Indebtedness secured by any such Lien does not exceed 100% of the purchase price of the assets being purchased and (iii) the

Indebtedness secured thereby is permitted by Section 8.03(b); or (y) existing on specific tangible assets at the time acquired by the Borrower or any other Subsidiary of PXI or on assets of a Person at the time such Person first becomes a Subsidiary of PXI, provided that (i) any such Liens were not created at the time of or in contemplation of the acquisition of such assets or Person by PXI or any of its Subsidiaries, (ii) in the case of any such acquisition of a Person, any such Lien attaches only to specific tangible assets of such Person and not assets of such Person generally, (iii) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the asset to which such Lien attaches, determined at the time of the acquisition of such asset or the time at which such Person becomes a Subsidiary of PXI and (iv) the Indebtedness secured thereby is permitted by Section 8.03(b).

            8.03 Indebtedness. PXI will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

            (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

            (b) Capitalized Lease Obligations, and other Indebtedness secured by Liens permitted by Section 8.02(i), of the Borrower, Xtra or any other operating Subsidiary Guarantor so long as the aggregate principal amount of all Indebtedness permitted by this clause (b) that is incurred (i) in any fiscal year of PXI does not exceed $3,000,000 and (ii) in the aggregate does not exceed $20,000,000;

            (c) Indebtedness under Interest Rate Protection Agreements of the Borrower to the extent entered into in respect of the Subordinated Intercompany Real Estate Note, provided that the Interest Rate Protection Agreements entered into pursuant to this clause (ii) are, taken as a whole, in the opinion of the Agents, reasonably likely to result in the incurrence by the Borrower of no greater liability in respect of interest payments than the stated interest rate liability of PXI in respect of a like principal amount of the PXI Senior Notes;

            (d) Permitted Existing Indebtedness;

            (e) Indebtedness of PXI evidenced by (i) the PXI Senior Notes and
(ii) any PXI Subordinated Notes outstanding on the Restatement Effective Date after giving effect to the Refinancing;

            (f) Indebtedness evidenced by the Subordinated Intercompany Real Estate Note or any of the other intercompany notes issued on or prior to the Initial Borrowing Date;

            (g) Other intercompany Indebtedness permitted by Section 8.05; and

            (h) PXI Subordinated Notes incurred after the Restatement Effective Date in an aggregate principal amount not to exceed $25,000,000; provided that at the time of incurrence of any such PXI Subordinated Notes, PXI shall be in compliance with Sections 8.09 and 8.10 hereof calculated on a pro forma basis after giving effect to such incurrence.

            8.04 Capital Expenditures. (a) PXI will not, and will not permit any of its Subsidiaries to, incur Capital Expenditures except Capital Expenditures made in compliance with this Section 8.04. During each fiscal year of PXI ending after the Restatement Effective Date, Capital Expenditures shall be permitted to be made by the Borrower, Xtra and their respective Subsidiaries in an aggregate amount for all such Persons not in excess of $25,000,000 (or pro rata portion thereof for the portion of the then-current fiscal year that has elapsed prior to the Maturity Date) other than Capital Expenditures made with funds received by the Borrower pursuant to Section 8.05(l).

            (b) To the extent Capital Expenditures made in any fiscal year are less than the amount set forth for such fiscal year in clause (a) above (without taking into account any increase pursuant to this clause (b)), an amount equal to 100% of such difference but no greater than $10,000,000 may be carried forward and used by the Borrower, Xtra and their respective Subsidiaries to make Capital Expenditures pursuant to clause (a) in the immediately succeeding fiscal year of PXI.

            8.05 Advances, Investments and Loans. PXI will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, except:

            (a) PXI and its Subsidiaries may invest in cash and Cash
Equivalents;

            (b) the Borrower, Xtra and Subsidiary Guarantors may acquire and hold receivables owing to them, if created or acquired in its ordinary course of business and payable or dischargeable in accordance with its customary trade terms;

            (c) loans and advances to employees in the ordinary course of business in an aggregate principal amount not to exceed $500,000 at any time outstanding shall be permitted;

            (d) Interest Rate Protection Agreements entered into in compliance with Section 8.03(c) shall be permitted;

            (e) advances, investments and loans existing on the Restatement Effective Date (and which are to remain outstanding after the Restatement Effective Date) and listed on Schedule XI hereto, without giving effect to any additions thereto or replacements thereof shall be permitted;

            (f) the Borrower, Xtra and Subsidiary Guarantors may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers in the ordinary course of business;

            (g) any Subsidiary of PXI may make advances, loans or contributions to the Borrower, Xtra or any Subsidiary Guarantor in the ordinary course of business;

            (h) each Subsidiary of PXI may make (x) payments to its parent corporation, PXI or Holdings, and PXI may make payments to Holdings, in each case in satisfaction of its obligations under the Approved Tax Sharing Agreement and/or (y) loans and/or advances to PXI and/or Holdings to the same extent as, and in lieu of, Dividends otherwise permitted by Section 8.06(c);

            (i) the Borrower and Xtra may make loans or advances to limited partnerships in which the Borrower or Xtra, as the case may be, is a limited partner for the purpose of developing shopping centers so long as the aggregate amount of loans and advances permitted hereunder shall not exceed $3,000,000 at any time outstanding;

            (j) the Borrower and Xtra may make additional loans, advances and investments of a nature not contemplated by the foregoing clauses (a) through
(i), provided that (x) all loans, advances and investments made pursuant to this clause (i) shall not exceed $1,000,000 at any time outstanding and (y) no such loan, advance or investment shall be made in or to (A) Holdings or its Affiliates (other than

Subsidiaries of PXI) or (B) a Subsidiary that is not, or which upon receipt thereof does not become, a Subsidiary Guarantor;

            (k) PXI may make the equity contributions to the Borrower and Xtra required by Section 4.02(A)(c);

            (l) PXI may make equity contributions to, or purchase common equity of, the Borrower or Xtra, provided, that the proceeds of such equity contributions or purchases shall be exclusively used by the Borrower or Xtra, as the case may be, for the purpose of making Capital Expenditures; and

            (m) the Hialeah & Dadeland Transfer shall be permitted.

            8.06 Dividends, etc. PXI will not, and will not permit any Subsidiary to, declare or pay any dividends (other than dividends payable solely in capital stock of PXI) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes and PXI will not, and will not permit any of its Subsidiaries to, purchase or otherwise acquire for consideration any shares of any class of the capital stock of Holdings or PXI now or hereafter outstanding (or any warrants for or options or stock appreciation rights issued by such Person in respect of any such shares) (all of the foregoing "Dividends"), except that:

            (a) any Subsidiary of PXI may pay dividends to the Borrower, Xtra or a Subsidiary Guarantor;

            (b) any Subsidiary of PXI may pay dividends to its parent corporation, and PXI may pay dividends to Holdings, in each case to the extent such dividends are in satisfaction of, or otherwise reduce, such entity's obligations under an Approved Tax Sharing Agreement; and

            (c) PXI's Subsidiaries may pay cash dividends to PXI in an aggregate amount necessary and to the extent immediately used by PXI to pay (i) accrued fees and expenses arising from ongoing reporting and related requirements (or to immediately dividend same to Holdings to be utilized immediately by Holdings to pay such fees and expenses) and

(ii) so long as no Default or Event of Default then exists or would exist as a result thereof, interest on the PXI Senior Notes to the extent then due and payable in accordance with the terms thereof (but only to the extent the funds required for such interest have not been paid to PXI in respect of interest on the Subordinated Intercompany Real Estate Note or Xtra's Subordinated Intercompany Note.

            8.07 Transactions with Affiliates. Holdings and PXI will not, and PXI will not permit any of its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate other than on terms and conditions substantially as favorable (or more favorable) to, PXI or such Subsidiary as would be obtainable by, PXI or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate, except the foregoing shall not prohibit transactions permitted pursuant to Section 8.05.

            8.08 Changes in Business. Except as otherwise permitted by Sections
8.01 and 8.05, the Borrower and Xtra will not alter the character of the business of the Borrower and Xtra and their Subsidiaries from the business (including grocery retailing and wholesaling) conducted by the Borrower and Xtra and their Subsidiaries on the Restatement Effective Date.

            8.09 EBITDA to Total Cash Interest Expense. PXI will not permit the ratio of (x) EBITDA to (y) Total Cash Interest Expense for any Test Period ending on the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below.

      Fiscal Quarter Ending                 Ratio
      ---------------------                 -----
      May 18, 1997                          1.50:1.00
      August 9, 1997                        1.50:1.00
      November 1, 1997                      1.50:1.00
      January 31, 1998                      1.50:1.00

      May 23, 1998                          1.50:1.00
      August 15, 1998                       1.50:1.00
      November 7, 1998                      1.50:1.00
      January 30, 1999                      1.75:1.00

      May 22, 1999                          1.75:1.00
      August 14, 1999                       1.75:1.00
      November 6, 1999                      1.75:1.00
      January 29, 2000                      2.00:1.00

      May 20, 2000                          2.00:1.00
      August 14, 2000                       2.00:1.00
      November 4, 2000                      2.00:1.00
      January 27, 2001                      2.25:1.00

      May 19, 2001                          2.25:1.00
      August 11, 2001                       2.25:1.00
      November 3, 2001                      2.25:1.00
      January 26, 2002                      2.25:1.00

      May 18, 2002                          2.25:1.00
      August 10, 2002                       2.25:1.00
      November 2, 2002                      2.25:1.00
      January 25, 2003                      2.25:1.00

            8.10 Consolidated Indebtedness to EBITDA. PXI will not permit the ratio of (i) Consolidated Indebtedness on the last day of any fiscal quarter set forth below to (ii) EBITDA for the Test Period ending at the end of such fiscal quarter to be greater than the amount set forth opposite such fiscal quarter below:

      Fiscal Quarter Ending                 Ratio
      ---------------------                 -----
      May 18, 1997                          6.50:1.00
      August 9, 1997                        6.75:1.00
      November 1, 1997                      6.75:1.00
      January 31, 1998                      6.50:1.00

      May 23, 1998                          6.25:1.00
      August 15, 1998                       6.00:1.00
      November 7, 1998                      5.75:1.00
      January 30, 1999                      5.50:1.00

      May 22, 1999                          5.50:1.00
      August 14, 1999                       5.50:1.00
      November 6, 1999                      5.50:1.00
      January 29, 2000                      5.00:1.00

      May 20, 2000                          5.00:1.00
      August 14, 2000                       5.00:1.00
      November 4, 2000                      5.00:1.00
      January 27, 2001                      4.50:1.00

      May 19, 2001                          4.50:1.00
      August 11, 2001                       4.50:1.00
      November 3, 2001                      4.50:1.00
      January 26, 2002                      4.50:1.00

      May 18, 2002                          4.50:1.00

      August 10, 2002                       4.50:1.00
      November 2, 2002                      4.50:1.00
      January 25, 2003                      4.50:1.00

            8.11 Senior Secured Debt to EBITDA. PXI will not permit the ratio of
(i) Senior Secured Debt on the last day of any fiscal quarter to (ii) EBITDA for the Test Period ending at the end of such fiscal quarter to be greater than 1.50:1.00.

            8.12 Limitation on Voluntary Payments; Preferred Stock. (a) PXI will not, and will not permit any of its Subsidiaries to:

              (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on or voluntary or optional redemption of or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), the Indebtedness described in Section 8.03(d) (except for the AFICA Bonds included therein), (e) (other than cancellation of the $10 million subordinated note of PXI in favor of Holdings as part of the Hialeah & Dadeland Transfer), (f) and (h);

             (ii) amend or modify, or permit the amendment or modification of, any provision of any such Indebtedness or any provision of its Certificate of Incorporation or By Laws; or

            (iii) issue any preferred or preference stock.

            (b) Notwithstanding the foregoing Section 8.12(a) and so long as no Default or Event of Default then exists (before and after giving effect to the purchase, redemption or prepayment described below), PXI may purchase, redeem or prepay PXI Senior Notes (i) on or after the date of any reduction of the Total Revolving Commitment pursuant to Section 3.03(b)(III) in an amount equal to up to 40% of the Net Equity Issuance Proceeds relating thereto or (ii) at any other time provided in the case of this clause (ii) that (x) there are no Revolving Loans then outstanding, (y) the Leverage Ratio for the most recently ended Test Period shall have been no greater than 3.50:1.00 and (z) such purchase, redemption or prepayment is made in an aggregate amount for all such payments since the Restatement Effective Date (taken together with acquisitions made during such period pursuant to Section 8.01(h)) not to exceed the lesser of 75% of Excess Cash Flow for the period from and including January 25, 1997 to and including the last day of the fiscal quarter ending on or most recently ended prior to such purchase, redemption or prepayment and $25,000,000.

            8.13 Issuance of Subsidiary Stock. PXI will not permit any of its Subsidiaries to issue, sell, assign, pledge or otherwise encumber or dispose of any shares of its capital stock or other equity securities (or warrants, rights or options to acquire shares or other equity securities) except as part of the Hialeah & Dadeland Transfer and except to the extent permitted by Sections 8.01(c) and 8.05 (to the extent such securities are pledged in favor of the Collateral Agent), to PXI, the Borrower, Xtra or any Subsidiary Guarantor.

            8.14 Limitation on Restrictions Affecting Subsidiaries. PXI will not, and will not permit any Subsidiary to, directly, or indirectly, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of PXI or any Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to any Credit Party or any Subsidiary thereof, (b) make loans or advances to any Credit Party or any Subsidiary thereof, (c) transfer any of its properties or assets to any Credit Party or any Subsidiary thereof or (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) Indebtedness permitted pursuant to Sections 8.03(b), (d) and (e), (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Credit Party or any of its Subsidiaries and (v) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of any Credit Party or any of its Subsidiaries.


            SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

            9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of the Loans or any Unpaid Drawing or (ii) default, and such default shall continue for two or more Business Days, in the payment when due of any interest on the Loans or Unpaid Drawings or any Fees or any other amounts owing hereunder or under any other Credit Document; or

            9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            9.03 Covenants. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 7.10, 7.11, or 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 15 days after notice to the defaulting party by any Agent or the Required Banks; or

            9.04 Default Under Other Agreements. (a) Any Credit Party or any of their respective Subsidiaries (collectively, the "Designated Parties") shall (i) default in any payment in respect of any Indebtedness (other than the Obligations) in excess of $1,000,000 individually or $5,000,000 in the aggregate of such entities or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness of any Designated Party shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

            9.05 Bankruptcy, etc. Any Designated Party shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against any Designated Party and the petition is not controverted within 10 Business Days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Designated Party; or any Designated Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Designated Party; or there is commenced against any Designated Party any such proceeding which remains undismissed for a period of 60 days; or any Designated Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Designated Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Designated Party makes a general assignment for the benefit of creditors; or any corporate action is taken by any Designated Party for the purpose of effecting any of the foregoing; or

            9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan is, shall have been or is reasonably likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is reasonably likely to be terminated or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, any Designated Party or any ERISA Affiliate has incurred or is reasonably likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or
4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code, or on account of a group health plan (as defined in Section 607(1) of ERISA or Section
4980B(g)(2) of the Code) under Section 4980B of the Code, or any Designated
Party or any ERISA Affiliate has incurred or is reasonably likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); (b) there shall result from any event or events described in clause (a) of this Section 9.06, the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and

(c) which lien, security interest or liability referred to in clause (b) of this
Section 9.06, in the opinion of the Required Banks, will have a Material Adverse Effect; or

            9.07 Security Documents. On and after the date required to be filed and/or recorded pursuant to Section 5.01 or 7.11, any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent on behalf of the Secured Parties the material Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document; or

            9.08 Guaranties. The Guaranties or any provision thereof shall cease to be in full force and effect, or any Guarantor thereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

            9.09 Judgments. One or more judgments or decrees shall be entered against PXI and/or any of PXI's Subsidiaries (and not paid when due or fully covered by insurance) involving a liability of $1,000,000 or more in the case of any one such judgment or decree and $5,000,000 or more in the aggregate for all such judgments and decrees for PXI and all PXI's Subsidiaries and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

            9.10 Change of Control. A Change of Control shall have occurred;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Bank to enforce its claims against the Borrowers, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total

Revolving Commitment terminated, whereupon the Revolving Commitment of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; (iii) direct the Collateral Agent to enforce any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05 in respect of the Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding equal to the aggregate Stated Amount of all Letters of Credit then outstanding.


            SECTION 10. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

            "Additional PXI Senior Note Documents" shall mean and include each of the Additional PXI Notes and all securities purchase agreements, indentures and other documents and agreements related thereto.

            "Additional PXI Senior Notes" shall mean the aggregate of $85,000,000 of Senior Notes due August 1, 2003, issued by PXI at or prior to the Restatement Effective Date.

            "Additional Security Documents" shall have the meaning provided in
Section 7.10.

            "Adjusted Cash Flow" for any period (taken as one accounting period) shall mean Consolidated Net Income for such period (after provision for taxes) plus the amount of all non-cash charges (including, without limitation, amortization, depreciation, deferred tax expense and non-cash interest expense) minus any non-cash credits (including in respect of deferred taxes) in each case that were deducted in arriving at Consolidated Net Income for such fiscal period less the gains from sales of assets (other than sales of inventory and equipment in the ordinary course of business) that were added in arriving at Consolidated Net Income for such period.

            "Adjusted Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank such Bank's Percentage and (y) at a time when an Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and (ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Revolving Commitment at such time by the Adjusted Total Revolving Commitment at such time, it being understood that all references herein to Revolving Commitments at a time when the Total Revolving Commitment has been terminated shall be references to the Revolving Commitments in effect immediately prior to such termination, provided that (A) an increase in a Bank's Adjusted Percentage pursuant to the foregoing upon the occurrence of a Bank Default will only be effected to the extent that after giving effect to such increase, and any repayment of Revolving Loans pursuant to Section 4.02(A)(a) or otherwise, the sum of (x) such Bank's new Adjusted Percentage of L/C Outstandings and Swingline Loans plus (y) the outstanding principal amount of such Bank's Revolving Loans equals its Revolving Commitment and (B) any changes to the Adjusted Percentages not effected as a result of the preceding clause (A) shall become effective on the first date or dates thereafter on which the Revolving Outstandings are reduced, in each case to the extent permitted at such time pursuant to clause (A).

            "Adjusted Total Revolving Commitment" shall mean at any time the Total Revolving Commitment less the aggregate Revolving Commitments of all Defaulting Banks.

            "Administrative Agent" shall mean Scotiabank in its capacity as Administrative Agent hereunder and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

            "AFICA Bonds" shall mean the Series A, B and C Industrial Revenue Bonds issued on October 1, 1985, November 1, 1985 and December 5, 1985 respectively by the Puerto Rico Industrial, Medical and Environmental Pollution Control
Facilities Finance Authority.

            "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to con-trol a corporation if such Person possesses, directly or indirectly, the power
(i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

            "Agent" shall mean and include the Administrative Agent and the Syndication Agent.

            "Agreement" shall mean this Amended and Restated Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

            "Approved Tax Sharing Agreement" shall mean a tax sharing and/or tax allocation agreement with Holdings in form and substance satisfactory to the Agents and providing, inter alia, for an allocation for the payment of U.S. income taxes on a basis no less favorable to PXI and its Subsidiaries than they would be obligated to pay on a stand-alone basis.

            "Asset Sale" shall mean and include (i) the sale, transfer or other disposition by PXI or any of its Subsidiaries to any Person (other than the Borrower or Xtra or any of their respective Wholly-Owned Subsidiaries) of any asset of PXI or any of its Subsidiaries (other than (x) sales, transfers or other dispositions in the ordinary course of business of inventory and/or obsolete or excess equipment, (y) sales generating proceeds individually in an amount equal to or less than $25,000 or (z) other sales generating proceeds in the aggregate for all such sales not in excess of $1,000,000 in any fiscal year) and (ii) the sale, transfer or other disposition by PXI to any Person of any capital stock of the Borrower owned by PXI.

            "Assignment Agreement" shall have the meaning provided in Section 12.04(b).

            "Authorized Officer" shall mean any senior officer of any Person designated as such in writing to the Administrative Agent by the President or Chief Financial Officer of such Person.

            "Bank" shall have the meaning provided in the first paragraph of this Agreement.

            "Bank Default" shall mean (i) the refusal (which has not been retracted) of an Bank to make available its portion of any Borrowing of Revolving Loans (including a Man-datory Borrowing) or to fund its portion of any unreimbursed drawing under
Section 2.02(c) or (ii) a Bank having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under
Section 1.01(A) or 1.01(C) or under Section 2.02(c), in either case as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

            "Bankruptcy Code" shall have the meaning provided in Section 9.05.

            "Base Rate" shall mean the higher of (i) Federal Funds Rate plus 1/2 of 1%, or (ii) the Prime Lending Rate.

            "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

            "Base Rate Margin" shall mean 1.25% minus the then applicable Reduction Percentage.

            "Blockbuster PR" shall mean a division of the Borrower.

            "Blockbuster VI" shall mean a division of Xtra, a Wholly-Owned Subsidiary of the Borrower.

            "Borrower" shall mean Pueblo International Inc.

            "Borrower Pledge Agreement" shall have the meaning provided in
Section 5.01(f).

            "Borrower Security Agreement" shall have the meaning provided in
Section 5.01(h).

            "Borrowing" shall mean the incurrence of one Type of Loan by the Borrower from all of the Banks on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

            "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York or San Juan, Puerto Rico a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the New York interbank Eurodollar market.

            "Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities, including Capitalized Lease Obligations but excluding Tape Expenditures, by PXI and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the balance sheet of PXI and its Subsidiaries, provided that Capital Expenditures shall in any event include the purchase price paid in connection with the acquisition of any Person (including through the purchase of all of the capital stock or other ownership interests of such Person or through merger or consolidation) to the extent allocable to property, plant and equipment.

            "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the consolidated balance sheet of that Person.

            "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of PXI and its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

            "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Bank that is a commercial bank having capital and surplus in excess of $500,000,000 or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, (iii) commercial paper issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by

Moody's (any such company, an "Approved Company"), or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition and (iv) any fund or funds investing solely in investments of the type described in clauses (i) through (iv) above.

            "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by PXI or a Subsidiary of PXI, as the case may be, from such Asset Sale.

            "CC Percentage" shall mean (x) at all times that the Reduction Percentage is less than 1/2 of 1%, .50%, (y) at all times that the Reduction Percentage is 1/2 of 1%, 40%, and (z) at all times that the Reduction Percentage is 3/4 of 1%, .30%.

            "CELA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.

            "Change of Control" shall mean (i) the direct or indirect acquisition by any Person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than a group composed in whole or substantially in whole of the Cisneros Group and/or the Management Group, of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of 33-1/3% or more of the outstanding shares of Voting Stock of Holdings, (ii) the failure of PXI to own 100% of the capital stock of the Borrower or (directly or indirectly through the Borrower) Xtra,
(iii) the failure of the Cisneros Group to beneficially own and control 80% of the Voting Stock of Holdings (and indirectly of PXI) or after an initial public offering of Voting Stock of Holdings or PXI, a majority of the Voting Stock of Holdings (and indirectly of PXI) or (iv) any "change of control" or similar event shall occur under the PXI Senior Note Documents.

            "Cisneros Group" shall mean the group of companies directly or indirectly controlled by Gustavo or Ricardo Cisneros and trusts for the benefit of their families.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor. For purposes of Sections 6.13, 7.06, and 9.06 of this Agreement and the defined terms "ERISA Affiliate" and "Unfunded Current Liability," all references to the Code shall include the comparable sections of the Puerto Rico Internal Revenue Code of 1994, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "Collateral" shall mean all of the Collateral as defined in each of the Security Documents or other property of any Credit Party on which a Lien is granted pursuant to any Security Document.

            "Collateral Agent" shall mean Scotiabank acting as collateral agent for the Secured Parties under the Security Documents.

            "Commitment Commission" shall have the meaning provided in Section 3.01(a).

            "Consolidated Indebtedness" shall mean the principal amount of all Indebtedness of PXI and its Subsidiaries required to be accounted for as debt in accordance with GAAP, determined on a consolidated basis.

            "Consolidated Net Income" shall mean for any period, the consolidated net income (or loss) of PXI and its Subsidiaries for such period taken as a single accounting period determined in conformity with GAAP provided that there shall be excluded the income (or loss) of any Person in which any other Person (other than the Borrower, Xtra or a Wholly-Owned Subsidiary of the Borrower or Xtra) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or Xtra by such Person during such period.

            "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Credit Documents" shall mean this Agreement, the Notes, the Security Documents and the Subsidiary Guaranty.

            "Credit Event" shall mean and include the making of a Loan and the issuance of a Letter of Credit.

            "Credit Party" shall mean each of (i) PXI, (ii) the Borrower, (iii) Xtra and (iv) the other Subsidiary Guarantors.

            "Default" shall mean any event, act or condition which with notice or lapse of time, or both, specified in Section 9 would constitute an Event of Default.

            "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

            "Designated Parties shall have the meaning provided in Section 9.04.

            "Dividends" shall have the meaning provided in Section 8.06.

            "EBIT" shall mean, for any period, Consolidated Net Income, before interest income, interest expense, LIFO adjustment and provision for income taxes and Puerto Rico withholding taxes and without giving effect to any non-recurring charges, extraordinary gains, extraordinary losses or gains from sales of assets (other than sales of inventory in the ordinary course of business).

            "EBITDA" for any period shall mean EBIT, adjusted by (i) adding thereto the amount during such period of all amortization of intangibles and depreciation plus all non-cash charges in respect of deferred profit sharing plans, deferred compensation plans, pension plans and employee health plans and
(ii) subtracting therefrom the amount of Tape Expenditures during such period; provided that for purposes of determining EBITDA for Sections 8.09, 8.10 and
8.11 for any period ending in May, August or November, EBITDA shall not include any adjustment for non-cash charges in respect of deferred profit-sharing plans, deferred compensation plans, pension plans and employee health plans during such period, but EBITDA determined for any period ending in January shall include all such adjustments since the end of the preceding fiscal year. In calculating EBITDA for purposes of Sections 8.10 and 8.11, EBITDA for the Test Period ending
(i) on May 17, 1997 shall be multiplied by 4.0, (ii) on August 9, 1997 shall be multiplied by 2.0 and (iii) on November 1, 1997 shall be multiplied by 4/3.

            "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by PXI or any of PXI's Subsidiaries solely in the ordinary course of such Person's business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

            "Environmental Law" means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CELA; RA; the Federal Water

Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 7401 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3808 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq. and any applicable state and local or foreign counterparts or equivalents.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with PXI or any Subsidiary of Holdings would be deemed to be a "single employer" within the meaning of Section 414(b) or (c) of the Code, and with respect to Sections 412 and 4971 of the Code and Section 302 of ERISA, Section 414(b), (c), (m) or (o) of the Code.

            "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

            "Eurodollar Margin" shall mean 2.25% less the then applicable Reduction Percentage.

            "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the rate determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the London interbank Eurodollar market by each Reference Bank for Dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Bank for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation

D), provided that if one or more of the Reference Banks fail to provide the Administrative Agent with its aforesaid rate, then the Eurodollar Rate shall be determined based on the rate or rates provided to the Administrative Agent by the other Reference Bank or Banks.

            "Event of Default" shall have the meaning provided in Section 9.

            "Excess Cash Flow" shall mean, for any period, the remainder of (A) the sum of (i) Adjusted Cash Flow for such period, and (ii) to the extent not included in (A)(i) above, any amounts (net of reasonable fees, expenses and other costs incurred in connection therewith) received by PXI or any of its Subsidiaries in settlement of, or in payment of any judgments resulting from, actions, suits or proceedings with respect to PXI or such Subsidiary from the first day to the last day of such period, minus (B) the sum of (i) the increase (or plus any decrease) in LIFO reserves established by PXI and its Subsidiaries from the first day to the last day of such period, (ii) the sum of (x) the excess of the amount of Capital Expenditures made during such period pursuant to
Section 8.04(a), as modified by Section 8.04(b), over all Capital Expenditures made during such period pursuant to said Section 8.04(a) (as so modified) that are financed by Indebtedness (other than the Revolving Loans hereunder) plus (y) the amount, if any, of Capital Expenditures that the Borrower, Xtra and their respective Subsidiaries may make pursuant to Section 8.04(a) in the next following fiscal year in excess of the amount of Capital Expenditures set forth in said Section for such next fiscal year as a result of the operation of
Section 8.04(b), (iii) all Third Party Debt Repayments made during such period, and (iv) any Net Debt Issuance Proceeds and Net Equity Issuance Proceeds to the extent included in Adjusted Cash Flow for such period.

            "Existing Letter of Credit" shall mean each of the letters of credit described in Schedule II.

            "Existing PXI Senior Note Documents" shall mean and include each of the Existing PXI Senior Notes and all securities purchase agreements, indentures and other documents and agreements related thereto, all as in effect on March 1, 1997.

            "Existing PXI Senior Notes" shall mean the aggregate $180,000,000 of Senior Notes due 2003, issued by PXI at the time of the Initial Borrowing Date.

            "Facing Fee" shall have the meaning provided in Section 3.01(c).

            "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

            "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

            "Florida Division Assets" shall mean any of the retail stores and the distribution center operated by Xtra in Florida and all equipment, inventory and receivables constituting part of or arising from the business conducted at such stores and the distribution center.

            "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date of this Agreement; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

            "Guaranties" shall mean and include the guarantees set forth in
Section 13 of this Agreement and the Subsidiary Guaranty.

            "Guarantor" shall mean and include PXI, Xtra and each Subsidiary Guarantor.

            "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contained, electric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contamin-ants," or "pollutants," or words of similar import, under any applicable Environmental Law.

            "Hialeah & Dadeland Transfer" shall mean, collectively, a transfer or series of related transfers of the Hialeah and Dadeland properties as a result of which Holdings owns, directly or indirectly, the Hialeah and Dadeland properties and the subordinated note of PXI in favor of Holdings in the principal amount of $10,000,000 (a copy of which is attached hereto as Exhibit
M) is satisfied.

            "Holdings" shall mean PXC&M Holdings, Inc., a Delaware corporation.

            "Indebtedness" of any Person shall mean without duplication (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services (other than deferred allowance relating to merchandise) which in accordance with generally accepted accounting principles would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all obligations of such Person under Interest Rate Protection Agreements, (viii) all reimbursement or other monetary obligations with respect to surety, performance and bid bonds, and (ix) all Contingent Obligations of such Person, provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

            "Initial Borrowing Date" shall have the meaning provided in the Original Credit Agreement.

            "Intercompany Mortgages" shall have the meaning provided in Section 5.01(i)(ii).

            "Interest Period", with respect to any Loan, shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

            "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to hedge the risks for a Person with respect to, or otherwise manage, interest rates.

            "L/C Fee" shall have the meaning provided in Section 3.01(b).

            "L/C Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

            "Leasehold" of any Person means all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

            "Letter of Credit" shall have the meaning provided in Section
2.01(a).

            "Letter of Credit Issuer" shall mean and include Scotiabank and/or its Affiliates.

            "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

            "Leverage Ratio" shall mean the ratio described in Section 8.10.

            "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

            "Loan" shall mean each and every Loan made by any Bank hereunder, including Revolving Loans and Swingline Loans.

            "Management Group" shall mean the group of shareholders of Holdings that are employees of PXI or its Subsidiaries.

            "Mandatory Borrowing" shall have the meaning provided in Section 1.01(C).

            "Margin Stock" shall have the meaning provided in Regulation U.

            "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabili-ties, condition (financial or otherwise) or prospects of the Borrower or PXI and its Subsidiaries taken as a whole.

            "Maturity Date shall mean February 1, 2003.

            "Maximum Swingline Amount" shall mean $5,000,000.

            "Minimum Assignment Amount" shall mean, with respect to any assignment by any Bank of its Revolving Commitment hereunder an amount equal to $5,000,000.

            "Minimum Borrowing Amount" shall mean (i) for Base Rate Loans (other than Swingline Loans), $1,000,000, (ii) for Eurodollar Loans $2,000,000 and
(iii) for Swingline Loans, $500,000.

            "Moody's" shall mean Moody's Investors Services, Inc.

            "Mortgages" shall mean deeds of trust, leasehold deeds of trust, mortgages, leasehold mortgages or similar documents covering the Mortgaged Properties located in Florida and the U.S. Virgin Islands.

            "Mortgage Policies" shall have the meaning provided in Section 5.01(i).

            "Mortgaged Properties" shall mean and include (i) all Real Properties owned or leased by PXI or any of its Subsidiaries, to the extent designated as such on Schedule VI hereto and (ii) each Real Property subjected to a mortgage in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to Section 7.11.

            "NationsBank" shall mean NationsBank, N.A. (South).

            "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of reasonable costs and expenses of sale and related cash settlements (including payment of severance and other termination costs, other current liabilities attaching to the assets sold and retained by the seller and principal, premium and interest of Indebtedness other than the Loans, required to be, and which is, repaid under the terms thereof as a result of such Asset Sale) and incremental taxes paid or payable as a result thereof.

            "Net Debt Issuance Proceeds" shall mean the proceeds (net of reasonable costs associated therewith) received from the incurrence of Indebtedness.

            "Net Equity Issuance Proceeds" shall mean the proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received from the sale of equity.

            "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

            "Note" shall mean each Revolving Note and the Swingline Note.

            "Notice of Borrowing" shall have the meaning provided in Section
1.02.

            "Notice of Conversion" shall have the meaning provided in Section 1.06.

            "Notice Office" shall mean the office of the Administrative Agent at 600 Peachtree Street, NE, Suite 2700, Atlanta, Georgia 30308, or such other office as the Administrative Agent may designate to the Borrowers and the Banks from time to time.

            "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Collateral Agent, any Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

            "Participating Bank" shall have the meaning provided in Section 2.02(a).

            "Payment Office" shall mean the office of the Administrative Agent in Atlanta or such other office as the Administrative Agent may designate to the Borrower and the Banks from time to time.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

            "Percentage" shall mean at any time for each Bank, the percentage obtained by dividing such Bank's Revolving Commitment by the Total Revolving Commitment.

            "Permitted Encumbrances" shall mean (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found reasonably acceptable by the Administrative Agent (which shall include all thereof specified in the Mort-gage Policies delivered to and accepted by the Collateral Agent pursuant to
Section 5.01(i)(iii)), (ii) as to any particular Mortgaged Property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which are not unusual with respect to property similar in character to any such Mortgaged Property and which do not, materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor thereof, or the lien held by the Collateral Agent, (iii) municipal and zoning ordinances, which are not violated by the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent, (v) as to any Mortgage encumbering any PRMP, the lien of the Intercompany Mortgage and (vi) such other items as the Administrative Agent may consent to.

            "Permitted Existing Indebtedness" shall have the meaning provided in
Section 6.19.

            "Permitted Liens" shall have the meaning provided in Section
8.02(d).

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), any Credit Party or any ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which any Credit Party or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

            "Pledge Agreements" shall mean and include the PXI Pledge Agreement, the Borrower Pledge Agreement, the Xtra Pledge Agreement and the XM Pledge Agreement.

            "Pledged Securities" shall mean and include the Pledged Securities as defined in each of the Pledge Agreements.

            "Prime Lending Rate" shall mean the rate which Scotiabank announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Scotiabank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            "PRMP" shall mean and include each Mortgaged Property located in Puerto Rico.

            "Puerto Rico Pledge Agreement" shall have the meaning provided in
Section 5.01(i)(ii).

            "PXI" shall have the meaning provided in the first paragraph of this Agreement.

            "PXI Pledge Agreement" shall have the meaning provided in Section 5.01(f).

            "PXI Senior Note Documents" shall mean and include the Existing PXI Senior Note Documents and the Additional PXI Senior Note Documents.

            "PXI Senior Notes" shall mean and include the Existing PXI Senior Notes and the Additional PXI Senior Notes.

            "PXI Subordinated Notes" shall mean any subordinated indebtedness of PXI to any member of the Cisneros Group, the entire proceeds of which are provided immediately to the Borrower and used immediately thereafter to prepay Revolving Loans; provided that (i) no such Indebtedness shall be guaranteed by any Subsidiary of PXI, (ii) no such Indebtedness shall be secured by any asset of PXI or any of its Subsidiaries, (iii) any such Indebtedness shall be subordinated to the Obligations to the satisfaction of the Administrative Agent,
(iv) no PXI Subordinated Notes shall mature prior to July 31, 2004, (v) no PXI Subordinated Notes shall bear interest at a rate per annum in excess of 1% in excess of the interest rate applicable to the Loans, (vi) the incurrence of such Indebtedness is permitted pursuant to the terms of the PXI Senior Note Documents and (vii) all other terms and conditions of such Indebtedness are in form and substance reasonably satisfactory to the Administrative Agent. The incurrence of PXI Subordinated Notes shall be deemed to be a representation and warranty by PXI that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.02 and 9.02.

            "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

            "Reduction Percentage" shall mean (a) initially zero, (b) at any time there exists a Default or Event of Default, zero and (c) from and after the first day of any fiscal quarter of PXI (such first day being the "Start Date") commencing after the Restatement Effective Date to and including the last day of such fiscal quarter, the applicable percentage set forth below to the extent that the ratio (the "Leverage Ratio") of (x) Consolidated Indebtedness on the last day of the second to last fiscal quarter ending prior to the Start Date to
(y) EBITDA for the period of four consecutive fiscal quarters (taken as a whole) ending on the last day of the second to last fiscal quarter ending prior to the Start Date equals the ratio set forth opposite such percentage, and no less than 5 Business Days before the Start Date, a certificate signed by the Chief Financial Officer of PXI is delivered to the Administrative Agent certifying as to the entitlement to, and the amount of, a Reduction Percentage (and providing for the calculation thereof):

                  Leverage                      Reduction
                   Ratio                        Percentage
            -------------------                 ----------
            4.5:1 or greater,                      1/4 of 1%
            but less than 5.0:1

            4.0:1 or greater                       1/2 of 1%
            but less than 4.5:1

            less than 4.0:1                        3/4 of 1%

            "Reference Banks" shall mean and include Scotiabank and NationsBank.

            "Refinancing" shall mean the issuance of the Additional PXI Senior Notes and the repayment of all Loans under and as defined in the Original Credit Agreement.

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

            "Reinvestment Amount" shall mean, with respect to any Asset Sale, the amount specified in the Reinvestment Notice delivered by the Borrower in connection therewith as the portion of the Net Cash Proceeds from such Asset Sale that the Borrower and/or Xtra has used or intends to use to purchase, construct or otherwise acquire Reinvestment Assets.

            "Reinvestment Assets" shall mean any assets to be employed in the business of the Borrower, Xtra and their Subsidiaries as permitted in Section 8.08.

            "Reinvestment Election" shall have the meaning provided in Section 3.03(b)(I).

            "Reinvestment Notice" shall mean a written notice signed by an Authorized Officer of the Borrower stating that the Borrower and/or Xtra has used or in good faith intends and expects to use the portion specified therein of the Net Cash Proceeds of an Asset Sale to purchase, construct or otherwise acquire Reinvestment Assets.

            "Reinvestment Reduction Amount" shall mean, with respect to any Asset Sale, the amount, if any, on the Reinvestment Reduction Date relating thereto by which (a) the Reinvestment Amount in respect of such Asset Sale exceeds (b) the aggregate amount thereof expended by the Borrower, Xtra and their Subsidiaries to acquire Reinvestment Assets.

            "Reinvestment Reduction Date" shall mean, with respect to any Asset Sale, the earlier of (i) the date occurring one year after such Asset Sale and
(ii) the date on which the Borrower and/or Xtra shall have determined not to, or shall have otherwise ceased to, proceed with the purchase, construction or other acquisition of Reinvestment Assets with the related Reinvestment Amount.

            "Release" shall mean disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

            "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under Subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

            "Required Banks" shall mean, at any time, Banks whose Adjusted Percentages exceed 50%.

            "Restatement Effective Date" shall have the meaning provided in
Section 5.01.

            "Revolving Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Revolving Commitment", as same may be reduced from time to time pursuant to Section 3.02, 3.03 and/or 9.

            "Revolving Loan" shall have the meaning provided in Section 1.01(A).

            "Revolving Note" shall have the meaning provided in Section 1.05(a).

            "Revolving Outstandings" shall mean, at any time, the sum of the outstanding principal amount of Revolving Loans and Swingline Loans at such time plus the L/C Outstandings at such time.

            "S&P" shall mean Standard & Poor's Corporation.

            "Scotiabank" shall mean The Bank of Nova Scotia.

            "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

            "Secured Parties" shall mean the Banks, the Agents, and the Collateral Agent.

            "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreements.

            "Security Agreements" shall mean and include (i) the Borrower Security Agreement, (ii) the Subsidiary Security Agreements and (iii) any other security agreement executed by PXI or any of its Subsidiaries pursuant to
Section 7.10.

            "Security Documents" shall mean and include the Security Agreements, the Pledge Agreements, the Mortgages, the Intercompany Mortgages, the Puerto Rico Pledge Agreement, any other document entered into by any Credit Party granting a Lien in favor of the Collateral Agent on property in Puerto Rico and after the execution and delivery thereof, each Additional Security Document.

            "Senior Secured Debt" shall mean at any time (x) Consolidated Indebtedness less (y) Indebtedness included in Consolidated Indebtedness that
(x) is expressly subordinated
to the Obligations on a basis satisfactory to the Agents and/or (y) is unsecured.

            "Stated Amount" of each Letter of Credit shall mean the maximum available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

            "Subordinated Intercompany Notes" shall mean the promissory notes, copies of which are attached hereto as Exhibit J-2.

            "Subordinated Intercompany Real Estate Note" shall mean a Subordinated Intercompany Real Estate Note, a copy of which is attached hereto as Exhibit J-1.

            "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of PXI.

            "Subsidiary Guarantor" shall mean any Subsidiary party to the Subsidiary Guaranty on the Restatement Effective Date or any Subsidiary that, after the Restatement Effective Date, executes a counterpart of the Subsidiary Guaranty.

            "Subsidiary Guaranty" shall have the meaning provided in Section 5.01(g).

            "Subsidiary Security Agreement" shall have the meaning provided in
Section 5.01(h).

            "Swingline Loan" shall have the meaning provided in Section 1.01(B).

            "Swingline Note" shall have the meaning provided in Section 1.05(a).

            "Swingline Termination Date" shall mean the date which is three Business Days prior to the Maturity Date.

            "Syndication Agent" shall mean NationsBank.

            "Tape Expenditures" shall mean all cash payments in respect of the acquisition by Blockbuster PR or Blockbuster VI of video tapes.

            "Taxes" shall have the meaning provided in Section 4.04.

            "Test Period" shall mean, with respect to any Test Period ending (x) on or prior to January 31, 1998, a period (taken as one accounting period) commencing on January 26, 1997 and ending on (i) May 17, 1997, (ii) August 9, 1997 and (iii) November 1, 1997, respectively, and (y) thereafter, the four consecutive fiscal quarters of PXI (taken as one accounting period) then last ended.

            "Third Party Debt Repayments" shall mean any repayment by the Borrower, Xtra or any of their Subsidiaries of principal on Indebtedness of the Borrower, Xtra or any such Subsidiary provided that Third Party Debt Repayments shall not include (i) any repayment on the Revolving Loans except to the extent the Total Revolving Commitment has been permanently reduced in connection with such repayment, (ii) any repayment on any other revolving loans of the Borrower, Xtra or any Subsidiary other than any such repayment at the final maturity thereof but then only to the extent such revolving loans have not been replaced or refinanced through a new loan or credit facility, (iii) any repayment financed through the incurrence of new Indebtedness (excluding any repayment financed through the incurrence of Revolving Loans), (iv) any repayment of Indebtedness with proceeds of the sale of assets or issuance of equity and (v) any repayments of Capital Lease Obligations and/or other indebtedness, to the extent in each case described in this clause (v) deducted in computing Adjusted Cash Flow for the applicable period.

            "Total Cash Interest Expense" shall mean for any period total interest expense (net of interest income) of PXI and its Subsidiaries on a consolidated basis (including, without limitation, the interest expense associated with Capitalized Lease Obligations but excluding expense for interest not payable in cash).

            "Total Revolving Commitment" shall mean the sum of the Revolving Commitments of each of the Banks.

            "Total Unutilized Revolving Commitment" shall mean, at any time, the excess, if any, of (i) the Total Revolving Commitment over (ii) the sum of (x) the outstanding principal amount of all Revolving Loans and Swingline Loans plus
(y) the L/C Outstandings, in each case at such time.

            "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

            "UCC" shall mean the Uniform Commercial Code.

            "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

            "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

            "Unutilized Revolving Commitment" for any Bank at any time shall mean an amount (not less than zero) equal to the excess of (x) the Revolving Commitment of such Bank over (y) the sum of (i) the aggregate outstanding Revolving Loans of such Bank plus (ii) such Bank's Adjusted Percentage of the L/C Outstandings plus (iii) in the case of Scotiabank, the aggregate outstanding principal amount of Swingline Loans.

            "Voting Stock" shall mean the shares of capital stock and any other securities of any Person entitled to vote generally for the election of directors of such Person or any other securities (including, without limitation, rights and options), convertible into, exchangeable into or exercisable for, any of the foregoing (whether or not presently exercisable, convertible or exchangeable).

            "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' qualifying shares, is owned directly or indirectly by such Person.

            "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

            "XM Pledge Agreement" shall have the meaning provided in Section 5.01(f)(iv).

            "Xtra" shall have the meaning provided in the first paragraph of this Agreement.

            "Xtra Pledge Agreement" shall have the meaning provided in Section 5.01(f)(iii).


            SECTION 11. The Administrative Agent, etc.

            11.01 Appointment. Each Bank hereby irrevocably designates and appoints Scotiabank as Administrative Agent (such term as used in this Section 11 to include Scotiabank in its capacity as Collateral Agent), and NationsBank as Syndication Agent, for such Bank to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes Scotiabank as the Administrative Agent, and NationsBank as Syndication Agent, for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent or Syndication Agent or the Agents, as the case may be, by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent and Syndication Agent each agrees to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor the Syndication Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent or Syndication Agent. Provisions of this Section 11 are solely for the benefit of the Administrative Agent, the Syndication Agent and the Banks, and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent and Syndication Agent each shall act solely as agent of the Banks and the Administrative Agent and Syndication Agent each does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party.

            11.02 Delegation of Duties. The Administrative Agent and Syndication Agent each may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent and Syndication Agent each shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 11.03.

            11.03 Exculpatory Provisions. Neither Agent, nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by any Credit Party or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement or any other Credit Document or for any failure of any Credit Party or any of their respective officers to perform its obligations hereunder or thereunder. Neither Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Credit Party. Neither Agent shall be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by either Agent to the Banks or by or on behalf of any Credit Party to either Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

            11.04 Reliance by Administrative Agent, etc. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by either Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

            11.05 Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Bank or the Borrower or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, it shall give prompt notice thereof to the Banks. Each Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks, provided that, unless and until an Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

            11.06 Non-Reliance on Administrative Agent and Other Banks. Each Bank expressly acknowledges that neither Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by either Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by an Agent to any Bank. Each Bank represents to the Agents that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Neither Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of any Credit Party which may come into the possession of such Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

            11.07 Indemnification. The Banks agree to indemnify each Agent and Syndication Agent in its capacity as such ratably according to the Banks' aggregate Loans and Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower, provided that no Bank shall be liable to either Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of such Agent. If any indemnity furnished to either Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, the Agents may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 11.07 shall survive the payment of all Obligations.

            11.08 Individual Capacity. The Administrative Agent and the Syndication Agent and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though such Agent were not an Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not an Agent and the terms "Bank" and "Banks" shall include the each Agent in its individual capacity.

            11.09 Resignation; Removal; Successors. Either Agent may resign as Agent upon 20 days' notice to the Banks, and either Agent may be removed at any time with or without cause by the Required Banks. Upon the resignation or removal of the Administrative Agent, the Required Banks shall appoint from among the Banks a successor Administrative Agent for the Banks subject to prior approval by the Borrower (such approval not to be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning or removed Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


            SECTION 12. Miscellaneous.

            12.01 Payment of Expenses, etc. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case and any local counsel) and of the Agents and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instru-ments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agents and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Agent and each Bank, their respective officers, directors, employees, representatives and agents (each, an "indemnified person") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any other transactions contemplated in any Credit Document, (b) any settlement entered into in connection with the foregoing to the extent such settlement has been consented to by the Borrower or PXI, which consent shall not be unreasonably withheld or (c) the actual or alleged presence of Hazardous Materials on, or Released from, any Real Property of any Credit Party or any Environmental Claim with respect to any Credit Party, in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation, Environmental Claim or any of such Credit Party's acts, omissions, business, operations or Real Property, or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify and hold harmless set forth in this Section 12.01 may be unenforceable because it is violative of any law or public policy as determined by a final judgment of a court of competent jurisdiction, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the liabilities giving rise to claims under the indemnification provisions of this
12.01 which is permissible under applicable law.

            12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Bor-rower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of any Credit Party hereto against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party (but excluding any amounts held by such Bank in a trustee capacity) purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

            12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to PXI, the Borrower or Xtra, at the address specified opposite its signature below; if to any Bank, at its address specified for such Bank on Schedule I hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

            12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Credit Party may assign or transfer any of its rights or obligations hereunder (except as expressly provided herein) without the prior written consent of the Banks. Each Bank may at any time grant participations in any of its rights hereunder or under any of the Notes to a Person that is a commercial bank, other financial institution, mutual fund or "Accredited Investor" as such term is defined in Regulation D of the Securities Act of 1933, as amended, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by any Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to the benefits of Sections 1.10, 1.11, 2.04 and
4.04 of this Agreement to the extent that such Bank would be entitled to such benefits if the participation had not been entered into or sold, and provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating (it being understood that any waiver of any prepayment of Loans shall not constitute an extension of the final maturity date) or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment, or a mandatory prepayment, shall not constitute a change in the terms of any Commitment), (ii) release all or substantially all of the Collateral (except as expressly provided herein) or (iii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement (except as expressly provided herein or therein).

            (b) Notwithstanding the foregoing, (x) any Bank may assign all or a portion of its Revolving Commitment (and the outstanding Revolving Loans thereunder) and its rights and obligations hereunder to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks and (y) any Bank may, after consultation with, but with no obligation to obtain the consent of, PXI, assign a portion, in an amount equal to at least the Minimum Assignment Amount (or the remaining balance thereof if less) of its Revolving Commitment and its rights and obligations hereunder to a Person that is a commercial bank, other financial institution, mutual fund or "Accredited Investors" as such term is defined in Regulation D of the Securities Act of 1933, as amended (each an "Eligible Assignee"), each of which Eligible Assignees to become a party to this Agreement as a Bank prior to or after the Restatement Effective Date by executing an assignment agreement in the form of Exhibit K hereto, appropriately completed (an "Assignment Agreement") with the assigning Bank, provided that, in each case, (i) at such time Schedule I shall be deemed to have been modified to reflect the Loans and/or Commitments of such new Bank and of the existing Banks, (ii) if requested by such new Bank or the assigning Bank, the Borrower shall issue new Notes to such new Bank and to the assigning Bank in conformity with the requirements of
Section 1.05, and (iii) the Administrative Agent shall have received at the time of each such assignment from either the assigning or assignee Bank the payment of a nonrefundable assignment fee of $5,000. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Loans and/or Commitment. No Bank may assign all or a portion of its Revolving Commitment to an Eligible Assignee not already a Bank hereunder unless the Letter of Credit Issuer shall have consented in writing to such assignment.

            (c) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require any Borrower to file a registration statement or qualify an indenture with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

            (d) Each Bank initially party to this Agreement hereby represents, and each Person that becomes a Bank pursuant to an assignment permitted by this
Section 12.04 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "Accredited Investor" which makes and/or invests in loans in the ordinary course of its business and that it will make or acquire Loans or participations for its own account in the ordinary course of such business, provided that, subject to the preceding clauses (a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Bank shall at all times be within its exclusive control.

            12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and either Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which each Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or the Banks to any other or further action in any circumstances without notice or demand.

            12.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations, it shall, except as otherwise provided in this Agreement, distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

            (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligations then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations in such amount as shall result in a proportional participation by all of the Banks in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by any Borrower to the Banks), provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Banks pursuant to Section 6.10(b) provided that FAS 109 shall be utilized in making all such determinations. At any time the computations determining compliance with
Section 8 utilize accounting principles or treatments different from those utilized in the financial statements then being furnished to the Banks pursuant to Section 7.01, such financial statements shall be accompanied by reconciliation work-sheets.

            (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

            12.08 Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall, except as otherwise provided in the Mortgages or certain other Security Documents, be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereto hereby irrevocably designates, appoints and empowers CT Corporation System with offices on the date hereof at 1633 Broadway, New York, NY 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. The Administrative Agent agrees to use reasonable good faith efforts to mail, by registered or certified mail, to the respective Credit Party, at its address set forth opposite its signature below, copies of any and all legal process, summons, notices and documents mailed or delivered to CT Corporation System in connection with the immediately preceding sentence; provided that the failure of any Credit Party to receive, for any reason, copies of such correspondence shall not in any way affect the effectiveness of the delivery of any legal process, summons, notice or documents delivered to CT Corporation System. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Credit Party hereto agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. Each Credit Party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies there-of by registered or certified mail, postage prepaid, to such Credit party, at its address set forth opposite its signature below, such service to become effective thirty days after such mailing. Nothing herein shall affect the right of the Administrative Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

            (b) Each Credit Party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each Credit Party hereto further waives any right it may have to trial by jury in any court or jurisdiction, including without limitation those referred to in clause (a) above, in respect of any matter arising out of or relating to this Agreement and the other Credit Documents.

            12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Credit Party and the Administrative Agent.

            12.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            12.11 Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by PXI and the Borrower and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) affected thereby (or its Obligations being directly affected in the case of the following clause (i)), (i) extend the final scheduled maturity of any Unpaid Drawing, Loan or Note (it being understood that any waiver of any prepayment of the Loans shall not constitute an extension of the final maturity date), or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees, or reduce the amount thereof, or increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment, or mandatory prepayment, shall not constitute a change in the terms of any Commitment of any Bank), (ii) release all or substantially all of the collateral (except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section, or
Section 9.01, 11.07, 12.01, 12.02, 12.04, 12.06 or 12.07(b), (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the Revolving Commitments are included on the Restatement Effective Date), (v) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document (except as expressly provided herein or therein). No provision of Section 2 or
Section 11 may be amended without the consent of the affected Letter of Credit Issuer or affected Agent, respectively. All modifications and amendments to this Agreement and to Schedules I and II described in Section 12.04 may be effective as described therein.

            12.12 Survival. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 2.05, 4.04, 11.07 or 12.01 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans and the satisfaction of all other Obligations.

            12.13 Domicile of Loans. Each Bank may transfer and carry its Loans or participations at, to or for the account of any branch office, subsidiary or affiliate of such Bank, provided that no Borrower shall be responsible for costs arising under Section 1.10, 1.11, 2.05 or 4.04 resulting from any such transfer to the extent not otherwise applicable to such Bank prior to such transfer.

            12.14 Registry. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.14, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Revolving Loans made by each of the Banks and each repayment in respect of the principal amount of the Revolving Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Revolving Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Revolving Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Revolving Commitments and Revolving Loans and prior to such recordation all amounts owing to the transferor with respect to such Revolving Commitments and Revolving Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Revolving Commitments and Revolving Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Revolving Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Revolving Note evidencing such Revolving Loan, and thereupon one or more new Revolving Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.14.


            SECTION 13. Guaranty.

            13.01 The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Guarantor from the proceeds of the Loans and the issuance of the Letters of Credit, each Guarantor hereby agrees with the Banks as follows (for purposes of this Section 13, Guarantor shall mean PXI and Xtra): each Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Banks. If any or all of the indebtedness of the Borrower to the Banks becomes due and payable hereunder, each Guarantor, jointly and severally, unconditionally promises to pay such indebtedness to the Banks, or order, on demand, together with any and all reasonable expenses which may be incurred by any Agent or the Banks in collecting any of the indebtedness. The word "indebtedness" is used in this Section 13 in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

            13.02 Bankruptcy. Additionally, each Guarantor unconditionally and irrevocably, jointly and severally, guarantees the payment of any and all indebtedness of the Borrower to the Banks whether or not due or payable by such Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05, and unconditionally and irrevocably, jointly and severally promises to pay such indebtedness to the Banks, or order, on demand, in lawful money of the United States.

            13.03 Nature of Liability. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrowers whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Agents or the Banks on the indebtedness which the Agents or such Banks repay to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

            13.04 Independent Obligation. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor of the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor of the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

            13.05 Authorization. Each Guarantor authorizes the Agents and the Banks without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the indebtedness (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the indebtedness as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the indebtedness and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the indebtedness or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

            (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

            (e) settle or compromise any of the indebtedness, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Banks;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Banks regardless of what liability or liabilities of the Guarantors or the Borrower remain unpaid; and/or

            (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements.

            13.06 Reliance. It is not necessary for any Agent or the Banks to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on behalf of any of them, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            13.07 Subordination. Any indebtedness of the Borrower now or hereafter owing to a Guarantor, is hereby subordinated to the indebtedness of the Borrower owing to the Agents and the Banks, provided that payment may be made by the Borrower on any such indebtedness owing to a Guarantor so long as the same is not prohibited by this Agreement, and provided further, that if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Banks and be paid over to the Banks on account of the indebtedness of the Borrower to the Banks, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty, and provided further that this Section 13.07 shall not apply to the Subordinated Intercompany Real Estate Note or other Subordinated Intercompany Notes. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

            13.08 Waiver. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or the Banks to (i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's or the Banks' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the indebtedness, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. The Administrative Agent and the Banks may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the Banks by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and the Banks may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each Guarantor waives any defense arising out of any such election by the Administrative Agent and the Banks, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Banks shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            (c) Until such time as all the Obligations have been paid in full in cash or Cash Equivalents, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Banks against the Borrower or any other guarantor of the Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other guarantor which it may at any time otherwise have as a result of this Guaranty.

            13.09 Limitation on Enforcement. The Banks agree that this Guaranty may be enforced only by the action of the Administrative Agent, in each case acting upon the instructions of the Required Banks and that no Bank shall have any right individually to seek to enforce or to enforce this Guaranty it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Banks upon the terms of this Agreement. The Banks further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of any Guarantor.

            13.10 Rights of Contribution. Without in any manner modifying its obligations to the Banks under this Guaranty, to the extent that any Guarantor makes any payment under this Guaranty in respect of any indebtedness (other than indebtedness of any Subsidiary of such Guarantor) that is in excess of its Percentage of the aggregate payments made by all Guarantors under this Guaranty in respect of such indebtedness, then such Guarantor shall have a right of contribution from each other Guarantor whose payments, if any, in respect of such indebtedness are less than its percentage of the aggregate payments made by all Guarantors under this Guaranty in respect of such indebtedness in an amount, and with the effect, that after giving effect to any such contribution right, such Guarantor shall be responsible only for its Percentage of all payments made hereunder by all Guarantors in respect of such indebtedness. As used in this
Section 13.10, a Guarantor's Percentage shall mean the percentage obtained by dividing (i) the amount by which the present fair saleable value of its assets on the date of this Guaranty exceeds its liabilities on such date (without giving effect to this Guaranty) (such excess for such Guarantor, its "Net Worth") by (ii) the aggregate Net Worth of all Guarantors at such time.

            13.11 Post Closing Actions. Notwithstanding any- thing to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that:

            (a) Depository Account Agreement. The Borrower shall not be required to have authorized, executed and delivered the depository account agreement on the

      Restatement Effective Date, but instead if the effective date of the Puerto Rico Commercial Transactions Act (Act No. 241 enacted on September 19, 1996) does not occur on or prior to July 2, 1997, then the Borrower shall authorize, execute and deliver a depositary account agreement satisfactory in form and substance to the Administrative Agent and the Borrower, among the Borrower, the Collateral Agent and a depository bank organized under the laws of the Commonwealth of Puerto Rico and having an office in Puerto Rico, within 60 days of receipt of a written request from the Administrative Agent that the Borrower do so, provided that no such request may be made by the Administrative Agent prior to July 2, 1997.

            (b) Mortgage Amendments. The amendments to the Mortgages with respect to Mortgaged Properties located in the U.S. Virgin Islands shall not be required to be delivered by the Borrower on the Restatement Effective Date but shall instead be required to be delivered by the Borrower within 60 days following the Restatement Effective Date.

            (c) Intellectual Property. The Borrower shall not be required to deliver any additional assignments of security interests relating to intellectual property on the Restatement Effective Date provided that the Borrower shall deliver such additional assignments of security interests relating to intellectual property as the Administrative Agent may request in form and substance satisfactory to the Administrative Agent within 30 days of receipt of a written request from the Administrative Agent to do so.

            (d) Insurance Certificates. The Borrower shall not be required to deliver all of the evidence of insurance complying with the requirements of Section 7.09, instead the Borrower will deliver, within 30 days following the Restatement Effective Date to the Agents, evidence of insurance in form and substance satisfactory to the Agents, which evidence of insurance shall comply with the requirements of Section 5.01(k).

            All conditions precedent and representations contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as elsewhere provided in the Credit Documents); provided, that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Restatement Effective Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of Section 13.11 and (y) all representations and warranties relating to the Security Documents shall be required to be true immediately after the actions required to be taken by Section 13.11 have been taken (or were required to be taken). The acceptance of the benefits of each Credit Event shall constitute a representation, warranty and covenant by the Borrower to each of the Banks that the actions required pursuant to this Section 13.11 will be taken within the relevant time periods referred to in this Section 13.11 and that, at such time, all representations and warranties contained in this Agreement and the other Credit Documents shall then be true and correct without any modification pursuant to this Section 13.11. Any failure to comply with the requirements of this Section 13.11 shall constitute a breach of covenant by the Borrower (including, without limitation, for purposes of Section 9.03 of this Agreement).

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


Address for Notices:                      PUEBLO XTRA INTERNATIONAL,
1300 N.W. 22nd Street                       INC.
Pompano Beach, FL  33069
  Tel: (954) 977-2500                     By /s/ William T. Keon,III
  Fax: (954) 979-5770                       -----------------------------
  Attn: Chief Financial Officer             Title:  President/CEO


Address for Notices:                      PUEBLO INTERNATIONAL, INC.
1300 N.W. 22nd Street
Pompano Beach, FL  33069                  By /s/ William T. Keon,III
  Tel: (954) 977-2500                       -----------------------------
  Fax: (954) 979-5770                       Title:  President/CEO
  Attn: Chief Financial Officer


Address for Notices:                      XTRA SUPER FOOD CENTERS, INC.
1300 N.W. 22nd Street
Pompano Beach, FL  33069                  By /s/ William T. Keon,III
  Tel: (954) 977-2500                       -----------------------------
  Fax: (954) 979-5770                       Title:  President/CEO
  Attn: Chief Financial Officer


                                          THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and a Bank


                                          By /s/ William J. Brown
                                            -----------------------------
                                            Title:  Vice President



                                          NATIONSBANK, N.A. (SOUTH), as
                                           Syndication Agent and a Bank


                                          By /s/ Andrew M. Airheart
                                            -----------------------------
                                            Title:  Senior Vice President

                                                                     EXHIBIT A-1


                            [FORM OF REVOLVING NOTE]


$[_____________]                                            New York, New York
No.___________                                                  [April __], 1997


                  FOR VALUE RECEIVED, PUEBLO INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), hereby promises to pay to the order of [_________________________] (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of The Bank of Nova Scotia (the "Administrative Agent") located at 600 Peachtree Street, NE Suite 2700, Atlanta, Georgia, 30308 on the Maturity Date (as defined in the Agreement referred to below) the principal sum of [_______________] or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                  The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement referred to below.

                  This Note is one of the Revolving Notes referred to in the Amendment and Restatement, dated as of April __, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993, among the Borrower, Pueblo Xtra International, Inc., Xtra Super Food Centers, Inc., the lending institutions from time to time party thereto (including the Bank), the Administrative Agent and NationsBank, N.A. (South) as Syndication Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof. This Note is guaranteed pursuant to the Guaranties and is secured by the Security Documents (each as defined in the Agreement), including one or more Mortgages (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, and Revolving Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due

                                                                     EXHIBIT A-1
                                                                          Page 2



and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



                                                PUEBLO INTERNATIONAL, INC.


                                                By
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                     EXHIBIT A-2


                            [FORM OF SWINGLINE NOTE]


$5,000,000                                                 New York, New York
No. 1                                                           [April __], 1997


                  FOR VALUE RECEIVED, PUEBLO INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), hereby promises to pay to the order of THE BANK OF NOVA SCOTIA (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of The Bank of Nova Scotia (the "Administrative Agent") located at 600 Peachtree Street, NE, Suite 2700, Atlanta, Georgia 30308, on the Swingline Termination Date (as defined in the Agreement referred to below) the principal sum of $5,000,000.00 (FIVE MILLION DOLLARS) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08(a) of the Agreement referred to below.

                  This Note is one of the Swingline Notes referred to in the Amendment and Restatement, dated as of April __, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993, among the Borrower, Pueblo Xtra International, Inc., Xtra Super Food Centers, Inc., the lending institutions from time to time party thereto (including the Bank), the Administrative Agent and NationsBank, N.A. (South) as Syndication Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof. This Note is guaranteed pursuant to the Guaranties and is secured by the Security Documents (each as defined in the Agreement), including one or more Mortgages (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Termination Date, in whole or in part.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due

                                                                     EXHIBIT A-2
                                                                          Page 2



and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



                                            PUEBLO INTERNATIONAL, INC.


                                            By
                                              ---------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT B


                       [FORM OF LETTER OF CREDIT REQUEST]


No. _______________(1)  Dated  ______________(2)

To:  The Bank of Nova Scotia, as
         Administrative Agent for the Banks party to the Credit Agreement referred to below and _____________,(3) as Letter of Credit
         Issuer, under the Amendment and Restatement, dated as of April __, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993 (as subsequently amended from time to time, the "Credit Agreement"), among Pueblo Xtra International, Inc., Pueblo
         International, Inc., Xtra Super Food
         Centers, Inc., the lending institutions from time to time party thereto (the "Banks"), The Bank of Nova Scotia, as Administrative
         Agent, and NationsBank, N.A. (South), as
         Syndication Agent.

Ladies and Gentlemen:

         Pursuant to Section 2.03 of the Credit Agreement, the undersigned hereby requests that the Letter of Credit Issuer issue a Letter of Credit on _____________(4) (the "Date of



----------
(1)   Letter of Credit Request Number.

(2) Date of Letter of Credit Request (prior to 1:00 P.M. (New York time) at least three Business Days prior to the Date of Issuance or such shorter period as may be agreed by the relevant Letter of Credit Issuer).

(3)   Name of Letter of Credit Issuer.

(4)   Date of Issuance.

                                                                       EXHIBIT B
                                                                          Page 2



Issuance") in the aggregate stated amount of __________________.(5)

         For purposes of this Letter of Credit Request, unless otherwise defined, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

         The beneficiary of the requested Letter of Credit will be ______________,(6) and such Letter of Credit will be in support of
______________(7) and will have a stated termination date of
_________________.(8)

         The undersigned hereby certifies that:

         (1) the representations and warranties contained in the Credit Documents will be true and correct in all material respects on and as of the Date of Issuance, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and

         (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the


----------
(5) Aggregate initial stated amount of Letter of Credit (not less than $50,000 or such lower amount agreed to by the Letter of Credit Issuer).

(6)   Insert name and address of beneficiary.

(7) Insert description of supported obligations and name of agreement, if any, or, in the case of trade Letters of Credit, the commercial transaction, to which it relates.

(8) Insert last date upon which drafts may be presented (not later than (x) one year after the Date of Issuance (unless otherwise agreed by the Administrative Agent and the Letter of Credit Issuer with respect to Letters of Credit Issued in respect of the AFICA Bonds) and (y) the third Business Day preceding the Maturity Date).

                                                                       EXHIBIT B
                                                                          Page 3



     issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.

         Copies of all documentation with respect to the supported transaction are attached hereto.


                                            PUEBLO INTERNATIONAL, INC.


                                            By
                                              --------------------------------
                                              Name:
                                              Title:

                                                                     EXHIBIT E-1


                         [FORM OF PXI PLEDGE AGREEMENT]


                  AMENDMENT AND RESTATEMENT dated as of April [___], 1997 to PLEDGE AGREEMENT, dated as of July 28, 1993 (as amended, modified, supplemented or restated from time to time, the "Agreement"), made by PUEBLO XTRA INTERNATIONAL, INC. ("Pledgor"), a Delaware corporation, in favor of THE BANK OF NOVA SCOTIA, as Collateral Agent (the "Pledgee") for the benefit of (x) the Banks, the Syndication Agent and the Administrative Agent under and as defined in the Credit Agreement hereinafter referred to (the Banks, the Syndication Agent and the Administrative Agent are hereinafter called the "Bank Creditors") and (y) each Bank which enters into one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements with any Borrower designed to hedge the risks for such Borrower with respect to interest rates as permitted by Section 8.03(c) of the Credit Agreement (each such agreement or arrangement with a Bank, an "Interest Rate Protection Agreement", and any such Bank (even if such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and such Bank's assigns, if any, collectively, the "Interest Rate Protection Creditors" and, together with the Bank Creditors, herein called the "Secured Parties"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, the Pledgor, Pueblo International, Inc., a Delaware corporation, Xtra Super Food Centers, Inc., a Delaware corporation, the Banks party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank, N.A. (South), as Syndication Agent, have entered into an Amendment and Restatement, dated as of April [___], 1997, amending and restating the Credit Agreement, dated as of July 21, 1993 (as modified, supplemented, amended or restated from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

                                                                     EXHIBIT E-1
                                                                          Page 2




                  WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account to the extent provided in the Credit Agreement;

                  WHEREAS, the Borrower may enter into Interest Rate Protection Agreements with the Interest Rate Protection Creditors as permitted by Section 8.03(c) of the Credit Agreement;

                  WHEREAS, pursuant to Section 13 of the Credit Agreement (the "Credit Agreement Guaranty"), Pledgor has unconditionally guaranteed the obligations and liabilities of the Borrower under the Credit Agreement;

                  WHEREAS, the Borrower is a direct or indirect Wholly-Owned Subsidiary of Pledgor;

                  WHEREAS, it is a condition precedent to the above-described extensions of Credit that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Parties to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor to the Bank Creditors under the Credit Agreement Guaranty and the due performance of and compliance with all of the terms, conditions and agreements contained in the Credit Agreement by the Pledgor (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations under or with respect to

                                                                     EXHIBIT E-1
                                                                          Page 3




         Interest Rate Protection Agreements, being herein collectively called the "Credit Agreement Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor pursuant to any guaranty by the Pledgor of any Interest Rate Protection Agreement entered into by the Borrower (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

                  (iii) any and all sums reasonably advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Borrower under any Interest Rate Protection Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) -
(iv) of this Section 1 being herein collectively called the "Obligations".

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean, collectively, (x) all of the issued and outstanding shares of stock at any time owned by the Pledgor of any corporation (other than any corporation organized outside of the United States (any such corporation, a "Foreign Corporation")) and (y) 65% of

                                                                     EXHIBIT E-1
                                                                          Page 4




the issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation, (ii) the term "Notes" shall mean all promissory notes at any time issued to the Pledgor by any of its Subsidiaries (including any Subordinated Intercompany Note and Subordinated Intercompany Real Estate Note) and (iii) the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by the Pledgor, that (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex A hereto, and that such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (b) the Notes consist of the promissory notes described in Annex B hereto; (c) the Pledgor is the holder of record and sole beneficial owner of such Securities; and (d) on the date hereof the Pledgor owns no other Securities.

                  3.     PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1 hereof, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the Pledgor in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Securities. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee

                                                                     EXHIBIT E-1
                                                                          Page 5




and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the President, a Vice Chairman, the Vice President-Finance or the Treasurer of the Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder; provided that the Pledgor shall not be required at any time to pledge hereunder more than 65% of the aggregate amount of issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation.

                  3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether or not now owned or hereafter acquired by the Pledgor) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                  3.4 Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-

                                                                     EXHIBIT E-1
                                                                          Page 6




agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. ASSIGNMENT; VOTING, ETC. (a) On the date hereof, the Pledgor hereby has, and at all times during the term of this Agreement, the Pledgor shall have, assigned and transferred to Pledgee all of its rights, title, and interest to and under the Subordinated Intercompany Notes made payable to it and Subordinated Intercompany Real Estate Notes, including, without limitation, all rights to receive and direct payments (other than payments of interest which are permitted under the Credit Agreement to be applied to the payment of interest on the PXI Senior Notes), all rights and remedies thereunder (including the right to accelerate same) and under any Intercompany Mortgages securing same and all rights to grant or make waivers or modifications to the provisions thereof, all without any notice to or consent from, the Pledgor, who at no time shall have any rights with respect to same.

                  (b) Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any Interest Rate Protection Agreement or any other Credit Document, or which would have the effect of impairing the position or interests of the Pledgee or any Secured Party. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes (other than the Subordinated Intercompany Notes and Subordinated Intercompany Real Estate Notes, payments with respect to which shall be

                                                                     EXHIBIT E-1
                                                                          Page 7




governed by paragraph 5(a) of this Agreement) shall be paid to the Pledgor, provided that all cash dividends payable in respect of the Pledged Stock in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of any corporation (other than any such transaction permitted by the Credit Agreement) which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (b) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (c) all other or additional stock or other securities or property (including cash, unless such cash is applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than any such transaction permitted by the Credit Agreement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Credit Agreement, by any Interest Rate Protection Agreement or by any other Credit Document or by law) for the

                                                                     EXHIBIT E-1
                                                                          Page 8




protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

                  (b) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

                  (c) to accelerate the Pledged Notes, whether or not a default under the Subordinated Intercompany Real Estate Note shall have occurred, and take any other action to collect upon the Pledged Notes (including, without limitation, to make any demand for payment thereon and realize upon any underlying collateral security for the Pledged Notes);

                  (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

                  (e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the

                                                                     EXHIBIT E-1
                                                                          Page 9




         fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Parties may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements, or the other Credit Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements or the other Credit Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

                  9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided by Section 7.4 of the Borrower Security Agreement.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to

                                                                     EXHIBIT E-1
                                                                         Page 10




the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. The Pledgor agrees (a) to indemnify and hold harmless the Pledgee and each Secured Party from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee and each Secured Party for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee or any Secured party of any right or remedy granted to it hereunder or under the Credit Agreement, the Interest Rate Protection Agreements or under the other Credit Documents except, with respect to clauses (a) and (b) above, for those arising from the Pledgee's or any Secured Party's gross negligence or willful misconduct. In no event shall the Pledgee or any Secured Party be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instru-

                                                                     EXHIBIT E-1
                                                                         Page 11




ments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. By accepting the benefits hereof, each Secured Party shall be deemed to have agreed to the terms and conditions set forth in Article X of the Borrower Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to the "Assignor" shall be a reference to the "Pledgor", and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee". The Pledgee shall act hereunder on the terms and conditions set forth in said Article X and the rights of each Secured Party shall be enforceable solely by the Pledgee in accordance with said Article X.

                  14. TRANSFER BY PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement, the Credit Agreement and the other Credit Documents).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (b) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized,

                                                                     EXHIBIT E-1
                                                                         Page 12




executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, except those which have been obtained or made or as may be required by laws affecting the offering and sale of securities generally in connection with the exercise by the Pledgee of its remedies hereunder; (e) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;
(f) all the shares of the Stock pledged by the Pledgor hereunder have been duly and validly issued, are fully paid and non-assessable; (g) each of the Pledged Notes pledged by the Pledgor hereunder, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge and assignment of the Securities pledged by the Pledgor pursuant to

                                                                     EXHIBIT E-1
                                                                         Page 13




this Agreement, together with the delivery of such Securities pursuant to this Agreement and any relevant filings or recordings (which delivery, filings and recordings have been made or obtained), creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include such Securities. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities pledged by the Pledgor hereunder and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Parties.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Interest Rate Protection Agreements, the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the

                                                                     EXHIBIT E-1
                                                                         Page 14




Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock of the Pledgor, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

                                                                     EXHIBIT E-1
                                                                         Page 15




                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION. (a) After the Termination Date (as defined below), this Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving

                                                                     EXHIBIT E-1
                                                                         Page 16




Commitment and all Interest Rate Protection Agreements are terminated, when no Note or Letter of Credit is outstanding and when all Obligations have been paid in full.

                  (b) The Pledgee shall, at the request and expense of the Pledgor, release (without recourse and without any representation or warranty) any or all of the Collateral of the Pledgor and deliver an appropriate instrument acknowledging such release, provided that either (x) such Collateral is sold pursuant to a sale permitted under Section 8.01 of the Credit Agreement (it being understood and agreed that the sale of any Person that owns, directly or indirectly, such Collateral shall be deemed to be a sale of such Collateral for purposes of this clause (x)) or (y) such release has been approved in writing by the Required Banks (or all Banks if required by Section 12.11 of the Credit Agreement).

                  (c) At any time that the Pledgor desires that Collateral of the Pledgor be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to
Section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Section 18.

                  19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (a) if to the Pledgor, at:

                      Pueblo Xtra International, Inc.
                      1300 N.W. 22nd Street
                      Pompano Beach, FL 33069
                      Tel: (954) 977-2500
                      Fax: (954) 979-5770

                      Attention: Chief Financial Officer;

                                                                     EXHIBIT E-1
                                                                         Page 17




                  (b) if to the Pledgee, at:

                      The Bank of Nova Scotia
                      Suite 2700
                      600 Peachtree Street, NE
                      Atlanta, GA  30308
                      Tel: (404) 877-1505
                      Fax: (404) 888-8998

                      Attention: Frank F. Sandler;

                  (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in Schedule I to the Credit Agreement; and

                  (d) if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the consent of the Required Banks or, to the extent required by Section 12.11 of the Credit Agreement, with the consent of each of the Banks); provided that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 20 without the consent of each Secured Party adversely affected thereby; and provided, further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Required Class Banks of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations (except for the Interest Rate Protection Obligations) or (y) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Required Class Banks" of any Class shall mean each

                                                                     EXHIBIT E-1
                                                                         Page 18




of (x) with respect to the Credit Agreement Obligations, the Required Banks and
(y) with respect to the Interest Rate Protection Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

                  21. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. The Pledgor hereby irrevocably designates, appoints and empowers CT Corporation System with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Pledgor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Pledgee for the Secured Parties under this Agreement. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address set forth opposite its signature below. Nothing herein shall affect the right of any of the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

                  22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND

                                                                     EXHIBIT E-1
                                                                         Page 19




ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                                                                     EXHIBIT E-1
                                                                         Page 20




                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                              PUEBLO XTRA INTERNATIONAL, INC.,
                                                as Pledgor


                                              By________________________________
                                                Title:


                                              THE BANK OF NOVA SCOTIA,
                                                as Pledgee


                                              By________________________________
                                                Title:

                                                                       ANNEX A
                                                                         to
                                                                     EXHIBIT E-1


                               LIST OF SECURITIES

                                                       Percentage of
Name of Issuing            Type of      Number       Outstanding Shares
 Corporation                Shares     of Shares      of Capital Stock
---------------------      -------     ---------     ------------------
Pueblo International,       common        100               100%
  Inc.

                                                                       ANNEX B
                                                                         to
                                                                     EXHIBIT E-1



                                  LIST OF NOTES

                                                Amount            Maturity Date
Lender             Obligor                     (if any)             (if any)
------             -------                     --------           -------------
PXI          Pueblo International,           $125,000,000
               Inc.

PXI          Xtra Super Food                 $ 25,000,000
               Centers, Inc.

PXI          Xtra Merger                     $ 25,000,000
               Corporation

                                                                     EXHIBIT E-2



                       [FORM OF BORROWER PLEDGE AGREEMENT]


                  AMENDMENT AND RESTATEMENT, dated as of April __, 1997 to PLEDGE AGREEMENT, dated as of July 28, 1993 (as amended, modified, supplemented or restated from time to time, the "Agreement"), made by PUEBLO INTERNATIONAL, INC., a Delaware corporation (the "Pledgor") in favor of THE BANK OF NOVA SCOTIA, as Collateral Agent (the "Pledgee") for the benefit of (x) the Banks, the Syndication Agent and the Administrative Agent under and as defined in the Credit Agreement hereinafter referred to (the Banks, the Syndication Agent and the Administrative Agent are hereinafter called the "Bank Creditors") and (y) each Bank which enters into one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements with any Pledgor designed to hedge the risks for such Pledgor with respect to interest rates as permitted by Section 8.03(c) of the Credit Agreement (each such agreement or arrangement with a Bank, an "Interest Rate Protection Agreement", and any such Bank (even if such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and such Bank's assigns, if any, collectively, the "Interest Rate Protection Creditors" and, together with the Bank Creditors, herein called the "Secured Parties"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, the Pledgor, Pueblo Xtra International, Inc., a Delaware corporation ("PXI"), Xtra Super Food Centers, Inc., the Banks party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank, N.A. (South), as Syndication Agent, have entered into an Amendment and Restatement, dated as of April __, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993 (as modified, supplemented, amended or restated from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

                                                                     EXHIBIT E-2
                                                                          Page 2




                  WHEREAS, the Pledgor desires to incur Loans and to have Letters of Credit issued for its account to the extent provided in the Credit Agreement;

                  WHEREAS, the Pledgor may enter into Interest Rate Protection Agreements with the Interest Rate Protection Creditors as permitted by Section 8.03(c) of the Credit Agreement;

                  WHEREAS, it is a condition precedent to the making of Loans to the Pledgor and the issuance of Letters of Credit for the account of the Pledgor under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Parties to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Pledgor under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued for the account of the Pledgor under the Credit Agreement, and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance of and compliance with the terms of the Credit Documents by the Pledgor (all such principal, interest, obligations, and liabilities

                                                                     EXHIBIT E-2
                                                                          Page 3




         under this clause (i), except to the extent consisting of obligations under or with respect to Interest Rate Protection Agreements, being herein collectively called the "Credit Agreement Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Pledgor under any Interest Rate Protection Agreement or with respect thereto, whether such Interest Rate Protection Agreement is now in existence or hereafter arising, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

                  (iii) any and all sums reasonably advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Pledgor under any Interest Rate Protection Agreement and shall in any event include, without limitation, any payment default(after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) -
(iv) of this Section 1 being herein collectively called the "Obligations".

                                                                     EXHIBIT E-2
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                  2.     DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used
herein, (i) the term "Stock" shall mean, collectively, (x) all of the issued and outstanding shares of stock at any time owned by any Pledgor of any corporation (other than any corporation organized outside of the United States (any such corporation, a "Foreign Corporation")) and (y) 65% of the issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation,
(ii) the term "Notes" shall mean all promissory notes at any time issued to the Pledgor by any of its Subsidiaries and (iii) the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by the Pledgor, that (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex A hereto, and that such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (b) the Notes consist of the promissory notes described in Annex B hereto; (c) the Pledgor is the holder of record and sole beneficial owner of such Securities; and (d) on the date hereof, the Pledgor owns no other Securities.

                  3.     PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor;
(ii) pledges and deposits as security with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the Pledgor in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Securities. If the Pledgor shall acquire (by purchase, stock dividend or other-

                                                                     EXHIBIT E-2
                                                                          Page 5




wise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the President, a Vice Chairman, the Vice President-Finance or the Treasurer of the Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder; provided that the Pledgor shall not be required at any time to pledge hereunder more than 65% of the aggregate amount of issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation.

                  3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether or not now owned or hereafter acquired by the Pledgor) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                  3.4. Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes", all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities", which together with all proceeds thereof, including any

                                                                     EXHIBIT E-2
                                                                          Page 6




securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral".

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more subagents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any Interest Rate Protection Agreement or any other Credit Document, or which would have the effect of impairing the position or interests of the Pledgee or any Secured Party. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the Pledgor, provided that all cash dividends payable in respect of the Pledged Stock in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of any corporation (other than any such trans- action permitted by the Credit Agreement) which are deter-mined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to re- present an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof). The Pledgee shall also be enti-

                                                                     EXHIBIT E-2
                                                                          Page 7




tled to receive directly, and to retain as part of the Collateral:

                  (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (b) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (c) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than any such transaction permitted by the Credit Agreement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Credit Agreement, by any Interest Rate Protection Agreement or by any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

                  (b) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

                                                                     EXHIBIT E-2
                                                                          Page 8




                  (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

                  (e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Parties may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                                                                     EXHIBIT E-2
                                                                          Page 9




                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements, or the other Credit Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements or the other Credit Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

                  9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided by Section 7.4 of the Borrower Security Agreement.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. The Pledgor agrees (a) to indemnify and hold harmless the Pledgee and each Secured Party from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee and each Secured Party for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee or any Secured Party of any right or remedy

                                                                     EXHIBIT E-2
                                                                         Page 10




granted to it hereunder or under the Credit Agreement, the Interest Rate Protection Agreements or under the other Credit Documents except, with respect to clauses (a) and (b) above, for those arising from the Pledgee's or any Secured Party's gross negligence or willful misconduct. In no event shall the Pledgee or any Secured Party be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. By accepting the benefits hereof, each Secured Party shall be deemed to have agreed to the terms and conditions set forth in Article X of the Borrower Security

                                                                     EXHIBIT E-2
                                                                         Page 11




Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to the "Assignor" shall be a reference to the "Pledgor", and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee". The Pledgee shall act hereunder on the terms and conditions set forth in said
Article X and the rights of each Secured Party shall be enforceable solely by the Pledgee in accordance with said Article X.

                  14. TRANSFER BY PLEDGOR. The Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement, the Credit Agreement and the other Credit Documents).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (b) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, except those which have been

                                                                     EXHIBIT E-2
                                                                         Page 12




obtained or made or as may be required by laws affecting the offering and sale of securities generally in connection with the exercise by the Pledgee of its remedies hereunder; (e) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (f) all the shares of the Stock pledged by the Pledgor hereunder have been duly and validly issued, are fully paid and non-assessable; (g) each of the Pledged Notes pledged by the Pledgor hereunder, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge and assignment of the Securities pledged by the Pledgor pursuant to this Agreement, together with the delivery of such Securities pursuant to this Agreement and any relevant filings or recordings (which delivery, filings and recordings have been made or obtained), creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include such Securities. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities pledged by the Pledgor hereunder and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as

                                                                     EXHIBIT E-2
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Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Parties.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Interest Rate Protection Agreements, the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock of the Pledgor, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without

                                                                     EXHIBIT E-2
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limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall

                                                                     EXHIBIT E-2
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have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION. (a) After the Termination Date (as defined below), this Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Commitment and all Interest Rate Protection Agreements are terminated, when no Note or Letter of Credit is outstanding and when all Obligations have been paid in full.

                  (b) The Pledgee shall, at the request and expense of the Pledgor, release (without recourse and without any representation or warranty) any or all of the Collateral of the Pledgor and deliver an appropriate instrument acknowledging such release, provided that either (x) such Collateral is sold pursuant to a sale permitted under Section 8.01 of the Credit Agreement (it being understood and agreed that the sale of any Person that owns, directly or indirectly, such Collateral shall be deemed to be a sale of such Collateral for purposes of this clause (x)) or (y) such release has been approved in writing by the Required Banks (or all Banks if required by Section 12.11 of the Credit Agreement).

                                                                     EXHIBIT E-2
                                                                         Page 16





                  (c) At any time that the Pledgor desires that Collateral of the Pledgor be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to
Section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Section 18.

                  19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (a) if to the Pledgor at:

                      Pueblo International, Inc.
                      1300 N.W. 22nd Street
                      Pompano Beach, FL  33069
                      Tel:  (954) 977-2500
                      Fax:  (954) 979-5770

                  Attention:  Chief Financial Officer;

                  (b) if to the Pledgee, at:

                      The Bank of Nova Scotia
                      Suite 2700
                      600 Peachtree Street, NE
                      Atlanta, GA  30308
                      Tel:  (404) 877-1505
                      Fax:  (404) 888-8998

                      Attention:   Frank F. Sandler;

                  (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in Schedule I to the Credit Agreement; and

                  (d) if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Pledgor and the Pledgee;

                                                                     EXHIBIT E-2
                                                                         Page 17




or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the consent of the Required Banks or, to the extent required by Section 12.11 of the Credit Agreement, with the consent of each of the Banks); provided that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 20 without the consent of each Secured Party adversely affected thereby; and provided, further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Required Class Banks of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations (except for the Interest Rate Protection Obligations) or (y) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Required Class Banks" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Interest Rate Protection Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

                  21. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. The Pledgor hereby irrevocably designates, appoints and empowers CT Corporation System with

                                                                     EXHIBIT E-2
                                                                         Page 18




offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Pledgor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Pledgee for the Secured Parties under this Agreement. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address set forth opposite its signature below. Nothing herein shall affect the right of any of the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

                  22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                                                                     EXHIBIT E-2
                                                                         Page 19




                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                               PUEBLO INTERNATIONAL, INC.,
                                                 Pledgor

                                               By___________________________
                                                 Title:


                                               THE BANK OF NOVA SCOTIA,
                                                 Pledgee


                                               By___________________________
                                                 Title:

                                                                       ANNEX A
                                                                          to
                                                                     EXHIBIT E-2


                               LIST OF SECURITIES

                                                               Percentage of
Name of Issuing             Type of          Number         Outstanding Shares
 Corporation                Shares         of Shares         of Capital Stock
---------------             -------        ---------        ------------------
Xtra Super Food             common            1000          100% owned by Pueblo
  Centers, Inc.

Caribad, Inc.               common             100          100% owned by Pueblo

Pueblo Markets, Inc.        common             100          100% owned by Pueblo

Pueblo Super                common             100          100% owned by Pueblo
  Videos, Inc.

                                                                       ANNEX B
                                                                         to
                                                                     EXHIBIT E-2


                                  LIST OF NOTES

                                            Amount                Maturity Date
Lender                 Obligor             (if any)                 (if any)
------                 -------             --------               -------------
NONE                      --                  --                       --

                                                                     EXHIBIT E-3


                    [FORM OF XTRA PLEDGE AGREEMENT]


            AMENDMENT AND RESTATEMENT dated as of April ____, 1997 to PLEDGE AGREEMENT, dated as of July 28, 1993 (as amended, modified, supplemented or restated from time to time, the "Agreement"), made by XTRA SUPER FOOD CENTERS, INC. (the "Pledgor"), a Delaware corporation, in favor of THE BANK OF NOVA SCOTIA, as Collateral Agent (the "Pledgee") for the benefit of (x) the Banks, the Syndication Agent and the Administrative Agent under and as defined in the Credit Agreement hereinafter referred to (the Banks, the Syndication Agent and the Administrative Agent are hereinafter called the "Bank Creditors") and (y) in the event of any guaranty by the Pledgor of any Interest Rate Protection Agreement (as defined below), each Bank which enters into one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements with the Borrower designed to hedge the risks for the Borrower with respect to interest rates as permitted by Section 8.03(c) of the Credit Agreement (each such agreement or arrangement with a Bank or other financial institution, an "Interest Rate Protection Agreement", and any such Bank (even if such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and such Bank's assigns, if any, collectively, the "Interest Rate Protection Creditors" and, together with the Bank Creditors, herein called the "Secured Parties"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :


            WHEREAS, Pueblo Xtra International, Inc., a Delaware Corporation, Pueblo International, Inc., a Delaware corporation, the Pledgor, the Banks party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank, N.A. (South), as Syndication Agent, have entered into an Amendment and Restatement, dated as of April _____, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993 (as modified, supplemented, amended or restated from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

                                                                     EXHIBIT E-3
                                                                          Page 2


            WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account to the extent provided in the Credit Agreement;

            WHEREAS, the Borrower may enter into Interest Rate Protection Agreements with the Interest Rate Protection Creditors as permitted by Section 8.03(c) of the Credit
Agreement;

            WHEREAS, pursuant to Section 13 of the Credit Agreement (the "Credit Agreement Guaranty"), Pledgor has unconditionally guaranteed the obligations and liabilities of the Borrower under the Credit Agreement;

            WHEREAS, it is a condition precedent to the above-described extensions of credit that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

            WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in Section 5.01(f)(iii) of the Credit Agreement;


            NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Parties to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor to the Bank Creditors under the Credit Agreement Guaranty and the due performance of and compliance with all of the terms, conditions and agreements contained in the Credit Agreement by the Pledgor (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations under or with respect to Interest Rate Protection Agreements being herein collectively called the "Credit Agreement Obligations");

                                                                     EXHIBIT E-3
                                                                          Page 3




          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor pursuant to any guaranty by the Pledgor of any Interest Rate Protection Agreement entered into by the Borrower (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

         (iii) any and all sums reasonably advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses
      (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Borrower under any Interest Rate Protection Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses
(i)-(iv) of this Section 1 being herein collectively called the "Obligations".

            2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean, collectively, (x) all of the issued and outstanding shares of stock at any time owned by the Pledgor of any corporation (other than any corporation organized outside of the United States (any such corporation, a "Foreign Corporation")) and (y) 65% of the issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation, (ii) the term "Notes" shall mean all promissory notes at any time issued to

                                                                     EXHIBIT E-3
                                                                          Page 4


the Pledgor by any Subsidiaries of PXI and (iii) the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by the Pledgor, that (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex A hereto, and that such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (b) the Notes consist of the promissory notes described in Annex B hereto; (c) the Pledgor is the holder of record and sole beneficial owner of such Securities; and (d) on the date hereof, the Pledgor owns no other Securities.

            3. PLEDGE OF SECURITIES, ETC.

            3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1 hereof, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the Pledgor in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

            3.2. Subsequently Acquired Securities. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and

                                                                     EXHIBIT E-3
                                                                          Page 5


will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the President, a Vice Chairman, the Vice President-Finance or the Treasurer of the Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder; provided that the Pledgor shall not be required at any time to pledge hereunder more than 65% of the aggregate amount of issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation.

            3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether or not now owned or hereafter acquired by the Pledgor) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

            3.4 Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes", all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities", which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral".

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub- agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee

                                                                     EXHIBIT E-3
                                                                          Page 6


or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

            5. ASSIGNMENT; VOTING, ETC. (a) On the date hereof, the Pledgor hereby has, and at all times during the term of this Agreement, the Pledgor shall have, assigned and transferred to Pledgee all of its rights, title, and interest to and under the Subordinated Intercompany Note including, without limitation, all rights to receive and direct payments, all rights and remedies thereunder (including the right to accelerate same) and all rights to grant or make waivers or modifications to the provisions thereof, all without any notice to or consent from, the Pledgor, who at no time shall have any rights with respect to same.

            (b) Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any Interest Rate Protection Agreement or any other Credit Document, or which would have the effect of impairing the position or interests of the Pledgee or any Secured Party. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the Pledgor, provided that all cash dividends payable in respect of the Pledged Stock in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of any corporation (other than any such transaction permitted by the Credit Agreement) which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are

                                                                     EXHIBIT E-3
                                                                          Page 7


applied to the repayment of the Obligations on the basis set forth in Section 9 hereof). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

            (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

            (b) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (c) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than any such transaction permitted by the Credit Agreement).

            7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Credit Agreement, by any Interest Rate Protection Agreement or by any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

            (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

            (b) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

                                                                     EXHIBIT E-3
                                                                          Page 8


            (c) to accelerate the Pledged Notes which may be accelerated in accordance with their terms, and take any other action to collect upon the Pledged Note (including, without limitation, to make any demand for payment thereon);

            (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do
      so); and

            (e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Parties may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                                                                     EXHIBIT E-3
                                                                          Page 9


            8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements, or the other Credit Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements or the other Credit Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

            9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided by Section 7.4 of the Borrower Security Agreement.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. The Pledgor agrees (a) to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under the Credit Agreement, the Interest Rate

                                                                     EXHIBIT E-3
                                                                         Page 10


Protection Agreements or under the other Credit Documents except, with respect to clauses (a) and (b) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

            13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. By accepting the benefits hereof, each Secured Party shall be deemed to have agreed to the terms and conditions set forth in Article X of the Borrower Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated

                                                                     EXHIBIT E-3
                                                                         Page 11


herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to the "Assignor" shall be a reference to the "Pledgor", and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee". The Pledgee shall act hereunder on the terms and conditions set forth in said Article X and the rights of each Secured Party shall be enforceable solely by the Pledgee in accordance with said Article X.

            14. TRANSFER BY PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement, the Credit Agreement and the other Credit Documents).

            15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (b) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, except those which have been obtained or made or as may be required by laws affecting the offering and sale of securities generally in connection with

                                                                     EXHIBIT E-3
                                                                         Page 12


the exercise by the Pledgee of its remedies hereunder; (e) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;
(f) all the shares of the Stock pledged by the Pledgor hereunder have been duly and validly issued, are fully paid and non-assessable; (g) each of the Pledged Notes pledged by the Pledgor hereunder, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge and assignment of the Securities pledged by the Pledgor pursuant to this Agreement, together with the delivery of such Securities pursuant to this Agreement and any relevant filings or recordings (which delivery, filings and recordings have been made or obtained), creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include such Securities. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities pledged by the Pledgor hereunder and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right

                                                                     EXHIBIT E-3
                                                                         Page 13


thereto and security interest therein of the Pledgee and the Secured Parties.

            16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Interest Rate Protection Agreements, the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

            17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock of the Pledgor, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as

                                                                     EXHIBIT E-3
                                                                         Page 14


then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

            (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach

                                                                     EXHIBIT E-3
                                                                         Page 15


and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

            18. TERMINATION. (a) After the Termination Date (as defined below), this Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Commitment and all Interest Rate Protection Agreements are terminated, when no Note or Letter of Credit is outstanding and when all Obligations have been paid in full.

            (b) The Pledgee shall, at the request and expense of the Pledgor, release (without recourse and without any representation or warranty) any or all of the Collateral of the Pledgor and deliver an appropriate instrument acknowledging such release, provided that either (x) such Collateral is sold pursuant to a sale permitted under Section 8.01 of the Credit Agreement (it being understood and agreed that the sale of any Person that owns, directly or indirectly, such Collateral shall be deemed to be a sale of such Collateral for purposes of this clause (x)) or (y) such release has been approved in writing by the Required Banks (or all Banks if required by Section 12.11 of the Credit Agreement).

                                                                     EXHIBIT E-3
                                                                         Page 16


            (c) At any time that the Pledgor desires that Collateral of the Pledgor be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to the foregoing Section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Section 18.

            19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

            (a)   if to the Pledgor, at:

                  Xtra Super Food Centers, Inc.
                  1300 N.W. 22nd Street
                  Pompano Beach, FL 33069
                  Tel: (954) 977-2500
                  Fax: (954) 979-5770

                  Attention: Chief Financial Officer

            (b)   if to the Pledgee, at:

                  The Bank of Nova Scotia
                  Suite 2700
                  600 Peachtree Street, NE
                  Atlanta, GA 30308
                  Tel: (404) 877-1505
                  Fax: (404) 888-8998

                  Attention: Frank F. Sandler;

            (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement; and

            (d) if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Pledgor and the Pledgee;

                                                                     EXHIBIT E-3
                                                                         Page 17


or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the consent of the Required Banks or, to the extent required by Section 12.11 of the Credit Agreement, with the consent of each of the Banks); provided that no such change, waiver, modification or variance shall be made to Section 9 hereof or this
Section 20 without the consent of each Secured Party adversely affected thereby; and provided, further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Required Class Banks of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations (except for the Interest Rate Protection Obligations) or (y) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Required Class Banks" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Interest Rate Protection Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

            21. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. The Pledgor hereby irrevocably designates, appoints and empowers CT Corporation System with

                                                                     EXHIBIT E-3
                                                                         Page 18


offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Pledgor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Pledgee for the Secured Parties under this Agreement. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address set forth opposite its signature below. Nothing herein shall affect the right of any of the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

            22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                                                                     EXHIBIT E-3
                                                                         Page 19


            IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                    XTRA SUPER FOOD CENTERS, INC.,
                                     Pledgor


                                    By ____________________________________
                                       Title:


                                    THE BANK OF NOVA SCOTIA,
                                     Pledgee


                                    By ____________________________________
                                       Title:

                                                                       ANNEX A
                                                                          to
                                                                     EXHIBIT E-3


                                       LIST OF STOCK



                                                                   Percentage of
Name of Issuing              Type of           Number            Outstanding Shares
  Corporation                Shares           of Shares           of Capital Stock
--------------------         -------          ---------          ------------------


Xtra Drugstore, Inc.         common              1000                    100%

All Truck, Inc.              common              1000                    100%

Pueblo Caribbean             common               100                    100%
  Videos, Inc.


                                                                       ANNEX B
                                                                         to
                                                                     EXHIBIT E-3


                             LIST OF NOTES


                                               Amount         Maturity Date
Lender                     Obligor            (if any)          (if any)
------                     -------            --------        -------------


NONE

                                                                     EXHIBIT E-4


                     [FORM OF XM PLEDGE AGREEMENT]


            AMENDMENT AND RESTATEMENT dated as of April ____, 1997 to PLEDGE AGREEMENT, dated as of July 28, 1993 (as amended, modified, supplemented or restated from time to time, the "Agreement"), made by XTRA MERGER CORPORATION (the "Pledgor"), a Delaware corporation, in favor of THE BANK OF NOVA SCOTIA, as Collateral Agent (the "Pledgee") for the benefit of (x) the Banks, the Syndication Agent and the Administrative Agent under and as defined in the Credit Agreement hereinafter referred to (the Banks, the Syndication Agent and the Administrative Agent are hereinafter called the "Bank Creditors") and (y) in the event of any guaranty by the Pledgor of any Interest Rate Protection Agreement (as defined below), each Bank which enters into one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements with the Borrower designed to hedge the risks for the Borrower with respect to interest rates as permitted by Section 8.03(c) of the Credit Agreement (each such agreement or arrangement with a Bank or other financial institution, an "Interest Rate Protection Agreement", and any such Bank (even if such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and such Bank's assigns, if any, collectively, the "Interest Rate Protection Creditors" and, together with the Bank Creditors, herein called the "Secured Parties"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :


            WHEREAS, Pueblo Xtra International, Inc., a Delaware Corporation, Pueblo International, Inc., a Delaware corporation, Xtra Super Food Centers, Inc., a Delaware Corporation, the Banks party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank, N.A. (South), as Syndication Agent, have entered into an Amendment and Restatement, dated as of April _____, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993 (as modified, supplemented, amended or restated from time to time, the "Credit Agreement"), providing for the making of

                                                                     EXHIBIT E-4
                                                                          Page 2


Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

            WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account to the extent provided in the Credit Agreement;

            WHEREAS, the Borrower may enter into Interest Rate Protection Agreements with the Interest Rate Protection Creditors as permitted by Section 8.03(c) of the Credit Agreement;

            WHEREAS, pursuant to Section 13 of the Credit Agreement (the "Credit Agreement Guaranty"), Pledgor has unconditionally guaranteed the obligations and liabilities of the Borrower under the Credit Agreement;

            WHEREAS, it is a condition precedent to the above-described extensions of credit that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

            WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in Section 5.01(f)(iv) of the Credit Agreement;

            NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Parties to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor to the Bank Creditors under the Credit Agreement Guaranty and the due performance of and compliance with all of the terms, conditions and agreements contained in the Credit Agreement by the Pledgor (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations under or with respect to

                                                                     EXHIBIT E-4
                                                                          Page 3


      Interest Rate Protection Agreements being herein collectively called the "Credit Agreement Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor pursuant to any guaranty by the Pledgor of any Interest Rate Protection Agreement entered into by the Borrower (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

         (iii) any and all sums reasonably advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses
      (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Borrower under any Interest Rate Protection Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses
(i)-(iv) of this Section 1 being herein collectively called the "Obligations".

            2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean, collectively, (x) all of the issued and outstanding shares of stock at any time owned by the Pledgor of any corporation (other than any corporation organized outside of the United States (any such corporation, a "Foreign Corporation")) and (y) 65% of

                                                                     EXHIBIT E-4
                                                                          Page 4


the issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation, (ii) the term "Notes" shall mean all promissory notes at any time issued to the Pledgor by any Subsidiaries of PXI and (iii) the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by the Pledgor, that (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex A hereto, and that such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (b) the Notes consist of the promissory notes described in Annex B hereto; (c) the Pledgor is the holder of record and sole beneficial owner of such Securities; and (d) on the date hereof, the Pledgor owns no other Securities.

            3. PLEDGE OF SECURITIES, ETC.

            3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1 hereof, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the Pledgor in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

            3.2. Subsequently Acquired Securities. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of promis-

                                                                     EXHIBIT E-4
                                                                          Page 5


sory notes and accompanied by undated stock powers duly executed in blank in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the President, a Vice Chairman, the Vice President-Finance or the Treasurer of the Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder; provided that the Pledgor shall not be required at any time to pledge hereunder more than 65% of the aggregate amount of issued and outstanding shares of stock at any time owned by the Pledgor of any Foreign Corporation.

            3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether or not now owned or hereafter acquired by the Pledgor) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

            3.4 Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes", all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities", which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral".

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub- agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion

                                                                     EXHIBIT E-4
                                                                          Page 6


of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

            5. ASSIGNMENT; VOTING, ETC. (a) On the date hereof, the Pledgor hereby has, and at all times during the term of this Agreement, the Pledgor shall have, assigned and transferred to Pledgee all of its rights, title, and interest to and under the Subordinated Intercompany Note including, without limitation, all rights to receive and direct payments, all rights and remedies thereunder (including the right to accelerate same) and all rights to grant or make waivers or modifications to the provisions thereof, all without any notice to or consent from, the Pledgor, who at no time shall have any rights with respect to same.

            (b) Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any Interest Rate Protection Agreement or any other Credit Document, or which would have the effect of impairing the position or interests of the Pledgee or any Secured Party. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the Pledgor, provided that all cash dividends payable in respect of the Pledged Stock in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of any corporation (other than any such transaction permitted by the Credit Agreement) which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution

                                                                     EXHIBIT E-4
                                                                          Page 7


in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

            (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

            (b) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (c) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the Obligations on the basis set forth in Section 9 hereof) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than any such transaction permitted by the Credit Agreement).

            7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Credit Agreement, by any Interest Rate Protection Agreement or by any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

            (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

                                                                     EXHIBIT E-4
                                                                          Page 8

            (b) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

            (c) to accelerate the Pledged Notes which may be accelerated in accordance with their terms, and take any other action to collect upon the Pledged Note (including, without limitation, to make any demand for payment thereon);

            (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do
      so); and

            (e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Parties may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any

                                                                     EXHIBIT E-4
                                                                          Page 9


      delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

            8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements, or the other Credit Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement, the Interest Rate Protection Agreements or the other Credit Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

            9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided by Section 7.4 of the Borrower Security Agreement.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. The Pledgor agrees (a) to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee for all reasonable

                                                                     EXHIBIT E-4
                                                                         Page 10


costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under the Credit Agreement, the Interest Rate Protection Agreements or under the other Credit Documents except, with respect to clauses (a) and (b) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

            13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. By accepting the benefits hereof, each Secured

                                                                     EXHIBIT E-4
                                                                         Page 11


Party shall be deemed to have agreed to the terms and conditions set forth in
Article X of the Borrower Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to the "Assignor" shall be a reference to the "Pledgor", and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee". The Pledgee shall act hereunder on the terms and conditions set forth in said Article X and the rights of each Secured Party shall be enforceable solely by the Pledgee in accordance with said Article X.

            14. TRANSFER BY PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement, the Credit Agreement and the other Credit Documents).

            15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (b) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the

                                                                     EXHIBIT E-4
                                                                         Page 12


Pledgor in connection with the execution, delivery or performance of this Agreement, except those which have been obtained or made or as may be required by laws affecting the offering and sale of securities generally in connection with the exercise by the Pledgee of its remedies hereunder; (e) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;
(f) all the shares of the Stock pledged by the Pledgor hereunder have been duly and validly issued, are fully paid and non-assessable; (g) each of the Pledged Notes pledged by the Pledgor hereunder, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge and assignment of the Securities pledged by the Pledgor pursuant to this Agreement, together with the delivery of such Securities pursuant to this Agreement and any relevant filings or recordings (which delivery, filings and recordings have been made or obtained), creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include such Securities. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities pledged by the Pledgor hereunder and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that

                                                                     EXHIBIT E-4
                                                                         Page 13


it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Parties.

            16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Interest Rate Protection Agreements, the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

            17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock of the Pledgor, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be

                                                                     EXHIBIT E-4
                                                                         Page 14


so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

            (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale

                                                                     EXHIBIT E-4
                                                                         Page 15


notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

            18. TERMINATION. (a) After the Termination Date (as defined below), this Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Commitment and all Interest Rate Protection Agreements are terminated, when no Note or Letter of Credit is outstanding and when all Obligations have been paid in full.

            (b) The Pledgee shall, at the request and expense of the Pledgor, release (without recourse and without any representation or warranty) any or all of the Collateral of the Pledgor and deliver an appropriate instrument acknowledging such release, provided that either (x) such Collateral is sold pursuant to a sale permitted under Section 8.01 of the Credit Agreement (it being understood and agreed that the sale of any Person that owns, directly or indirectly, such Collateral shall be deemed to be a sale of such Collateral for purposes of this clause (x)) or (y) such release has been approved in writing by the Required Banks

                                                                     EXHIBIT E-4
                                                                         Page 16


(or all Banks if required by Section 12.11 of the Credit Agreement).

            (c) At any time that the Pledgor desires that Collateral of the Pledgor be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to the foregoing Section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Section 18.

            19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

            (a)   if to the Pledgor, at:

                  Xtra Merger Corporation
                  1300 N.W. 22nd Street
                  Pompano Beach, FL 33069
                  Tel: (954) 977-2500
                  Fax: (954) 979-5770

                  Attention: Chief Financial Officer

            (b)   if to the Pledgee, at:

                  The Bank of Nova Scotia
                  Suite 2700
                  600 Peachtree Street, NE
                  Atlanta, GA 30308
                  Tel: (404) 877-1505
                  Fax: (404) 888-8998

                  Attention: Frank F. Sandler;

            (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement; and

            (d) if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection

                                                                     EXHIBIT E-4
                                                                         Page 17


      Creditor shall have specified in writing to the Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the consent of the Required Banks or, to the extent required by Section 12.11 of the Credit Agreement, with the consent of each of the Banks); provided that no such change, waiver, modification or variance shall be made to Section 9 hereof or this
Section 20 without the consent of each Secured Party adversely affected thereby; and provided, further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Required Class Banks of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations (except for the Interest Rate Protection Obligations) or (y) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Required Class Banks" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Interest Rate Protection Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

            21. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim

                                                                     EXHIBIT E-4
                                                                         Page 18


that any such action or proceeding has been brought in an inconvenient forum. The Pledgor hereby irrevocably designates, appoints and empowers CT Corporation System with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Pledgor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Pledgee for the Secured Parties under this Agreement. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address set forth opposite its signature below. Nothing herein shall affect the right of any of the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

            22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                                                                     EXHIBIT E-4
                                                                         Page 19


            IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                    XTRA MERGER CORPORATION,
                                     Pledgor


                                    By ______________________________
                                       Title:


                                    THE BANK OF NOVA SCOTIA,
                                     Pledgee


                                    By ______________________________
                                       Title:

                                                                       ANNEX A
                                                                          to
                                                                     EXHIBIT E-4


                                  LIST OF STOCK



                                                                Percentage of
Name of Issuing             Type of          Number           Outstanding Shares
  Corporation               Shares          of Shares          of Capital Stock
---------------             -------         ---------         ------------------


All Truck, Inc.              common              1000                    100%

Pueblo Caribbean             common               100                    100%
  Videos, Inc.


                                                                      ANNEX B
                                                                         to
                                                                     EXHIBIT E-4


                             LIST OF NOTES


                                               Amount         Maturity Date
Lender                     Obligor            (if any)          (if any)
------                     -------            --------        -------------


Xtra Merger                Pueblo Inter-
Corporation                national, Inc.     $28,000,000




                                                                       EXHIBIT F


                          [FORM OF SUBSIDIARY GUARANTY]


            Amendment and Restatement, dated as of April __, 1997, to GUARANTY (as amended, modified, supplemented or restated from time to time, the "Guaranty"), dated as of July 28, 1993, made by the undersigned (each a "Guarantor" and, collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as therein defined.


                              W I T N E S S E T H :


            WHEREAS, Pueblo Xtra International, Inc., a Delaware corporation ("PXI"), Pueblo International, Inc. (the "Borrower"), a Delaware corporation, Xtra Super Food Centers, Inc., a Delaware corporation, the Banks party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank N.A. (South), as Syndication Agent, have entered into an Amendment and Restatement, dated as of April __, 1997 to Credit Agreement, dated as of July 21, 1993 (as modified, supplemented, amended or restated from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (the Banks, the Administrative Agent and the Syndication Agent, herein called the "Bank Creditors");

            WHEREAS, the Borrower (as defined in the Credit Agreement) may enter into one or more Interest Rate Protection Agreements with one or more Banks (any such Bank party to any such Interest Rate Protection Agreement (even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and their subsequent assigns, if any, to the extent entitled to the benefits of this Guaranty as provided in paragraph 1(ii) hereof, herein called "Interest Rate Protection Creditors," and all Interest Rate Protection Creditors, together with the Bank Creditors, herein collectively called the "Creditors");

            WHEREAS, PXI owns, directly or indirectly, 100% of the capital stock of the Borrower and each Guarantor;

                                                                       EXHIBIT F
                                                                          Page 2


            WHEREAS, it is a condition to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

            WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower;


            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

            1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the Credit Agreement and (y) all other obligations and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations") and (ii) to the extent the Guarantors elect after the date hereof, in a written instrument signed by all parties hereto, to guarantee obligations in respect of Interest Rate Protection Agreements, to the Interest Rate Protection Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or other-

                                                                       EXHIBIT F
                                                                          Page 3


wise) of all obligations and liabilities owing by the Borrower under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Interest Rate Protection Obligations," and together with the Credit Agreement Obligations herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

            2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

            3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorgani-

                                                                       EXHIBIT F
                                                                          Page 4


zation, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower is joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

            5. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there-against;

                                                                       EXHIBIT F
                                                                          Page 5


            (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or re- frain from acting;

            (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

            (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

            (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Credit Documents or any of such other instruments or agreements; and/or

            (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

            6. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

            7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege here-

                                                                       EXHIBIT F
                                                                          Page 6


under shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of the Borrower's Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            8. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Collateral Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the Guaranteed Obligations, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

            9. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to (i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's or the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than

                                                                       EXHIBIT F
                                                                          Page 7


payment in full of the Guaranteed Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of such Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            (c) Except as otherwise provided in clause (d) below, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Creditors against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations (collectively, the "Other

                                                                       EXHIBIT F
                                                                          Page 8


Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. Each Guarantor hereby further waives any right to enforce any other remedy which the Creditors now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Guaranteed Obligations and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Creditors to secure payment of the Guaranteed Obligations.

            (d) Notwithstanding the provisions of the preceding clause (c), (A) each Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims (as defined in the Bankruptcy
Code) it would have against any Other Party in the absence of the preceding clause (c), and to assert and enforce same, and (B) the provisions of clause (c) above shall be of no further force and effect, in each case on and after, but at no time prior to, the earlier of (I) the date (the "Subrogation Trigger Date") which is one year and one day after the date on which all the Guaranteed Obligations owing to any of the Creditors have been paid in full if and only if
(i) no Default or Event of Default of the type described in Section 9.05 of the Credit Agreement with respect to the respective Other Party has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (ii) the existence of such Guarantor's rights under this clause
(d) would not make such Guarantor a creditor (as defined in the Bankruptcy Code) of the respective Other Party in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date or (II) the effective date of any amendment to Title 11 of the United States Code or of any decision of the United States Supreme Court that in the sole opinion of the Administrative Agent provides, in effect, that the status of such Guarantor as an insider creditor of the respective Other Party will not cause transfers of an interest of such Other Party in property (including payments or grants of security interests by such Other Party) to any Creditor to be subject to avoidance as a preference for a longer period of time than if the Guaranteed Obligations of

                                                                       EXHIBIT F
                                                                          Page 9


such Other Party had not been guaranteed or otherwise secured by such Guarantor or its assets.

            10. In order to induce the respective Creditors to extend credit as contemplated by the agreements referred to above, each Guarantor represents, warrants and covenants that:

            (a) Such Guarantor and each of its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where the failure to be so qualified would have a material adverse effect on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of PXI and its Subsidiaries taken as a whole.

            (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene in any material respect any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, cove-

                                                                       EXHIBIT F
                                                                         Page 10


      nants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or other material agreement or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of such Guarantor or any of its Subsidiaries.

            (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty, or (ii) the legality, validity, binding effect or enforceability of this Guaranty, except those which have been obtained or made.

            11. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Revolving Commitment and all Interest Rate Protection Agreements and when no Letter of Credit or Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            12. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses (x) of each Creditor in connection with the enforcement of this Guaranty and, after an Event of Default shall have occurred and be continuing, the protection of such Creditor's rights hereunder and (y) of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel)

                                                                       EXHIBIT F
                                                                         Page 11


employed by any of the Creditors or by the Administrative Agent, as the case may
be).

            13. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

            14. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks (or to the extent required by Section 12.11 of the Credit Agreement, with the written consent of each Bank) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).

            15. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            16. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

            17. Without in any manner modifying its obligations to the Creditors under this Guaranty, to the

                                                                       EXHIBIT F
                                                                         Page 12


extent that any Guarantor makes any payment under this Guaranty in respect of the Guaranteed Obligations that is in excess of its Percentage of the aggregate payments made by all Guarantors under this Guaranty in respect of such Guaranteed Obligations, then such Guarantor shall have a right of contribution from each other Guarantor whose payments, if any, in respect of such Guaranteed Obligations are less than its percentage of the aggregate payments made by all Guarantors under this Guaranty in respect of such Guaranteed Obligations in an amount, and with the effect, that after giving effect to any such contribution right, such Guarantor shall be responsible only for its Percentage of all payments made hereunder by all Guarantors in respect of such indebtedness. As used in this Section 17, a Guarantor's Percentage shall mean the percentage obtained by dividing (i) the amount by which the present fair saleable value of its assets on the date of this Guaranty exceeds its liabilities on such date (without giving effect to this Guaranty) (such excess for such Guarantor, its "Net Worth") by (ii) the aggregate Net Worth of all Guarantors at such time.

            18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party
(i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

            19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order,

                                                                       EXHIBIT F
                                                                         Page 13


settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            20. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. Each Guarantor hereby irrevocably designates, appoints and empowers CT Corporation System with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent for the Creditors under this Guaranty. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                                                                       EXHIBIT F
                                                                         Page 14


            21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.01 of the Credit Agreement or such sale or other disposition has been approved in writing by the Required Banks (or all Banks if required by Section 12.11 of the Credit Agreement), and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of Section 4.02 of the Credit Agreement (to the extent required as a result of a reduction of the Total Revolving Commitment pursuant to Section 3.03 of the Credit Agreement), such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of any Person that owns, directly or indirectly, that portion of the capital stock of any Guarantor which constitutes Collateral shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            22. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

            23. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.


            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                                                       EXHIBIT F
                                                                         Page 15


1300 N.W. 22nd Street               PUEBLO MARKETS, INC.
Pompano Beach, Florida  33069
Tel: (954) 977-2500
Fax: (954) 979-5770                 By _________________________
Attn: Chief Financial Officer          Title:


1300 N.W. 22nd Street               PUEBLO SUPER VIDEOS, INC.
Pompano Beach, Florida  33069
Tel: (954) 977-2500
Fax: (954) 979-5770                 By _________________________
Attn: Chief Financial Officer          Title:


1300 N.W. 22nd Street               ALL TRUCK, INC.
Pompano Beach, Florida  33069
Tel: (954) 977-2500
Fax: (954) 979-5770                 By _________________________
Attn: Chief Financial Officer          Title:


1300 N.W. 22nd Street               XTRA DRUGSTORE, INC.
Pompano Beach, Florida  33069
Tel: (954) 977-2500
Fax: (954) 979-5770
Attn: Chief Financial Officer       By _________________________
                                       Title:


1300 N.W. 22nd Street               PUEBLO CARIBBEAN VIDEOS,
Pompano Beach, Florida  33069       INC.]
Tel: (954) 977-2500
Fax: (954) 979-5770
Attn: Chief Financial Officer       By _________________________
                                       Title:

Accepted and Agreed to:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By __________________________
   Title:

                                                                     EXHIBIT G-1





                      [FORM OF BORROWER SECURITY AGREEMENT]

                                     between


                           PUEBLO INTERNATIONAL, INC.

                                       and


                            THE BANK OF NOVA SCOTIA,
                               as Collateral Agent


                           Dated as of April __, 1997

                                                                     EXHIBIT G-1




                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I     SECURITY INTERESTS............................................  3
     1.1.    Grant of Security Interests....................................  3
     1.2.    Power of Attorney..............................................  4

ARTICLE II    GENERAL REPRESENTATIONS, WARRANTIES
                 AND COVENANTS..............................................  5
     2.1.    Necessary Filings..............................................  5
     2.2.    No Liens.......................................................  5
     2.3.    Other Financing Statements.....................................  6
     2.4.    Chief Executive Office; Records................................  6
     2.5.    Location of Inventory and Equipment............................  7
     2.6.    Recourse.......................................................  8
     2.7.    Trade Names; Change of Name....................................  8

ARTICLE III   SPECIAL PROVISIONS CONCERNING
                 RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS..................  9
     3.1.    Additional Representations and
                Warranties..................................................  9
     3.2.    Maintenance of Records.........................................  9
     3.3.    Direction to Account Debtors; Contracting
                Parties; etc................................................ 10
     3.4.    Modification of Terms; etc..................................... 11
     3.5.    Collection..................................................... 11
     3.6.    Instruments.................................................... 12
     3.7.    Further Actions................................................ 12

ARTICLE IV    SPECIAL PROVISIONS CONCERNING MARKS........................... 12
     4.1.    Additional Representations and
                Warranties.................................................. 12
     4.2.    Licenses and Assignments....................................... 13
     4.3.    Infringements.................................................. 13
     4.4.    Preservation of Marks.......................................... 13
     4.5.    Maintenance of Registration.................................... 13


                                       (i)

                                                                     EXHIBIT G-1


                                                                           Page
                                                                           ----

     4.6.    Future Registered Marks........................................ 14
     4.7.    Remedies....................................................... 14

ARTICLE V     SPECIAL PROVISIONS CONCERNING PATENTS
                 AND COPYRIGHTS............................................. 15
     5.1.    Additional Representations and
                Warranties.................................................. 15
     5.2.    Licenses and Assignments....................................... 15
     5.3.    Infringements.................................................. 15
     5.4.    Maintenance of Patents......................................... 16
     5.5.    Prosecution of Patent Application.............................. 16
     5.6.    Other Patents and Copyrights................................... 16
     5.7.    Remedies....................................................... 16

ARTICLE VI    PROVISIONS CONCERNING ALL COLLATERAL.......................... 17
     6.1.    Protection of Collateral Agent's
                Security.................................................... 17
     6.2.    Warehouse Receipts Non-negotiable.............................. 18
     6.3.    Further Actions................................................ 18
     6.4.    Financing Statements........................................... 18

ARTICLE VII   REMEDIES UPON OCCURRENCE OF SPECIFIED
                 EVENTS..................................................... 19
     7.1.    Remedies; Obtaining the Collateral Upon
                Default..................................................... 19
     7.2.    Remedies; Disposition of the Collateral........................ 20
     7.3.    Waiver of Claims............................................... 22
     7.4.    Application of Proceeds........................................ 23
     7.5.    Remedies Cumulative............................................ 26
     7.6.    Discontinuance of Proceedings.................................. 26

ARTICLE VIII  INDEMNITY..................................................... 27
     8.1.    Indemnity...................................................... 27
     8.2.    Indemnity Obligations Secured by
                Collateral; Survival........................................ 29

ARTICLE IX    DEFINITIONS................................................... 29

ARTICLE X     THE COLLATERAL AGENT.......................................... 36
     10.1.   Appointment.................................................... 36
     10.2.   Nature of Duties............................................... 36
     10.3.   Lack of Reliance on the Collateral Agent....................... 37
     10.4.   Certain Rights of the Collateral Agent......................... 38


                                      (ii)

                                                                     EXHIBIT G-1


                                                                           Page
                                                                           ----

     10.5.   Reliance....................................................... 39
     10.6.   Indemnification................................................ 39
     10.7.   The Collateral Agent in its Individual
                Capacity.................................................... 40
     10.8.   Holders........................................................ 40
     10.9.   Resignation by the Collateral Agent............................ 41
     10.10.  Fees and Expenses of Collateral Agent.......................... 41

ARTICLE XI    MISCELLANEOUS................................................. 42
     11.1.   Notices........................................................ 42
     11.2.   Waiver; Amendment.............................................. 43
     11.3.   Obligations Absolute........................................... 44
     11.4.   Successors and Assigns......................................... 44
     11.5.   Headings Descriptive........................................... 44
     11.6.   Severability................................................... 44
     11.7.   GOVERNING LAW.................................................. 45
     11.8.   Assignor's Duties.............................................. 45
     11.9.   Termination; Release........................................... 45
     11.10.  Counterparts................................................... 46


ANNEX A    Schedule of Permitted Filings
ANNEX B    Schedule of Record Locations
ANNEX C    Schedule of Inventory and Equipment Locations
ANNEX D    Schedule of Trade, Fictitious and Other Names
ANNEX E    Schedule of Marks
ANNEX F    Schedule of License Agreements and Assignments
ANNEX G    Schedule of Patents and Applications
ANNEX H    Schedule of Copyrights and Applications


                                      (iii)

                                                                     EXHIBIT G-1



                      [FORM OF BORROWER SECURITY AGREEMENT]


                  AMENDMENT AND RESTATEMENT, dated as of April __, 1997, to SECURITY AGREEMENT (as amended, modified, supplemented or restated from time to time, this "Agreement"), dated as of July 28, 1993, between PUEBLO INTERNATIONAL, INC. (the "Assignor") and THE BANK OF NOVA SCOTIA, as Collateral Agent (the "Collateral Agent"), for the benefit of (x) the Banks, the Syndication Agent and the Administrative Agent from time to time party to the Credit Agreement hereinafter referred to (such Banks, Syndication Agent and Administrative Agent, the "Bank Creditors"), and (y) any Bank that enters into an interest rate protection agreement (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements, collectively, the "Interest Rate Protection Agreements") with the Assignor as permitted by Section 8.03(c) of the Credit Agreement, even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason and for so long as any such Bank participates in the extension of any such Interest Rate Protection Agreements, and any subsequent assignee, (collectively, the "Interest Rate Protection Creditors" and, together with the Bank Creditors, the "Secured Parties"). All capitalized terms used herein shall have the meanings provided in
Article IX of this Agreement and, if not so defined herein, capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, the Assignor, Pueblo Xtra International, Inc., Xtra Super Food Centers, Inc., the various Banks from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent (the "Administrative Agent"), and NationsBank, N.A. (South), as Syndication Agent (the "Syndication Agent") have entered into an Amendment and Restatement, dated as of April __, 1997, to, Credit Agreement, dated as of July 21, 1993, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, ex-

                                                                     EXHIBIT G-1
                                                                          Page 2




tended, renewed, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring (including, but not limited to, the inclusion of additional borrowers or any increase in the amount borrowed) all or any portion of the Indebtedness under such agreement or any successor agreements;

                  WHEREAS, the Assignor may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Interest Rate Protection Creditors in compliance with the provisions of the Credit Agreement;

                  WHEREAS, it is a condition precedent to each of the above-described extensions of credit to the Assignor that the Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, the Assignor desires to execute and deliver this Agreement to satisfy the conditions described in the preceding paragraph.


                  NOW, THEREFORE, in consideration of the extensions of credit made and to be made to the Assignor and other benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

                                                                     EXHIBIT G-1
                                                                          Page 3




                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, the Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Parties, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Liens permitted under Section 8.02 of the Credit Agreement and existing on the Restatement Effective Date) in, all of the right, title and interest of the Assign- or in, to and under all of the following, whether now existing or hereafter from time to time acquired (all of the following, with respect to the Assignor, the "Collateral"): (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account established for the Assignor and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all computer programs of the Assignor and all intellectual property rights therein and all other proprietary information of the Assignor, including, but not limited to, trade secrets, (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities and any other capital stock not required to be pledged pursuant to the Borrower Pledge Agreement), and (x) all Proceeds and products of any and all Collateral referred to in clauses (i) through (ix) above and this clause (x); provided, however, that to the extent that any Contract may be terminated (in accordance with the terms thereof after giving effect to any applicable laws) in the event of the granting of a security interest therein, or in the event the granting of a security interest in any Contract shall violate applicable law, then the security interest granted hereby shall be limited to the extent necessary so that such Contract may not be so

                                                                     EXHIBIT G-1
                                                                          Page 4




terminated or no such violation of law shall exist, as the case may be.

                  (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which the Assignor may acquire at any time during the continuation of this Agreement.

                  (c) If (i) a Bankruptcy Default or Notified Acceleration Event has occurred and is continuing or (ii) any other Event of Default or Acceleration Event has occurred and is continuing, but in the case of this clause (ii) only if, and to the extent that, the Collateral Agent (acting at the direction of the Required Banks) has given notice to the Assignor to take the actions specified below in this sentence, then in either such case all cash Proceeds of, and cash payments received in respect of, Collateral shall be paid by the Assignor (or the respective payor) directly to the Cash Collateral Account or as otherwise directed by the Collateral Agent. At any time while the circumstances described in the immediately preceding sentence do not exist, all cash payments received in respect of the Collateral (including, without limitation, all payments received in respect of Receivables and Contracts, or in payment for sales of Inventory, but excluding cash Proceeds of sales of other Collateral unless the respective sale and release of Collateral is permitted pursuant to this Agreement and the Credit Agreement) shall be paid to the Assignor for application in accordance with (and to the extent provided by) the Credit Agreement.

                  (d) The parties further agree that, as of the effective date of the Puerto Rico Commercial Transactions Act (Act no. 241 enacted on September 19, 1996), the security interests of the Collateral Agent under this Agreement shall extend to all Collateral now or hereafter located in the Commonwealth of Puerto Rico.

                  1.2. Power of Attorney. The Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Assignor or otherwise), in the Collateral Agent's discretion, to take any action and to execute any

                                                                     EXHIBIT G-1
                                                                          Page 5




instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  The Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Assignor to the Collateral Agent hereby in respect of the Collateral have been or shall have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes or shall constitute a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto, but only to the respective date, if any, set forth on Annex A (the "Permitted Filings") and to any other Liens permitted under Section 8.02 of the Credit Agreement and existing on the Restatement Effective Date) and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                  2.2. No Liens. The Assignor is, and as to Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby, Liens permitted under Section 8.02 of the Credit Agreement or evidenced by the Permitted Filings), and the Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                                                                     EXHIBIT G-1
                                                                          Page 6




                  2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and so long as the Termination Date has not occurred or any of the Credit Agreement Obligations remain unpaid, the Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor and to the extent permitted to be granted by the Assignor pursuant to Section 8.02 of the Credit Agreement.

                  2.4. Chief Executive Office; Records. The chief executive office of Pueblo International, Inc., is located at 1300 Northwest 22nd Street, Pompano Beach, Florida 33069. The Assignor will not move its chief executive office except to such new locations as the Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of the Assignor and the only original books of account and records of the Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex B hereto or at such new locations as the Assignor may establish in accordance with the last sentence of this Section 2.4, provided that, so long as (x) true and correct copies of all documents evidencing such Receivables and Contract Rights and copies of such books and records are kept at such chief executive office or at such other locations shown on Annex B hereto, and (y) the failure to maintain any original copies of the foregoing at such locations could not have an adverse effect upon the validity, perfection or priority of any security interest granted hereunder, the Assignor shall be permitted to keep original copies of the foregoing at other locations to be determined in a manner consistent with its past practices. All Receivables and Contract Rights of the Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. The Assignor shall not establish new locations for

                                                                     EXHIBIT G-1
                                                                          Page 7




such offices until (i) it shall have given to the Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by the Assignor is located at one of the locations shown on Annex C hereto. The Assignor agrees that all Inventory and all Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex C hereto, or such new location as the Assignor may establish in accordance with the last sentence of this Section 2.5. The Assignor may establish a new location for Inventory and Equipment only if (i) it shall give to the Collateral Agent written notice of such new location as promptly as practicable and in no event later than 60 days after the establishment thereof, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, as promptly as practicable and in no event later than 75 days after the establishment thereof, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the

                                                                     EXHIBIT G-1
                                                                          Page 8




appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                  2.6. Recourse. This Agreement is made with full recourse to the Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements and otherwise in writing in connection herewith or therewith.

                  2.7. Trade Names; Change of Name. The Assignor neither has nor operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex D hereto. The Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto and new names (including, without limitation, any names of divisions or operations) established in accordance with the last sentence of this Section 2.7. The Assignor shall not assume nor operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, the Assignor shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, the Assignor shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes,

                                                                     EXHIBIT G-1
                                                                          Page 9




if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.


                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, the Assignor shall be deemed to have represented and warranted that (x) such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), and (iii) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction and (y) there is no fact or circumstance known to Assignor which would suggest that any such Receivable (i) will not represent the genuine, legal, valid and binding obligation of such account debtor or (ii) will not evidence true and valid obligations, enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  3.2. Maintenance of Records. The Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon,

                                                                     EXHIBIT G-1
                                                                         Page 10




all merchandise returned and all other dealings therewith, and the Assignor will make the same available on the Assignor's premises to the Collateral Agent for inspection, at the Assignor's own cost and expense, at any and all reasonable times upon demand. Upon the occurrence and during the continuance of any of the conditions specified in the first sentence of Section 1.1(c) of this Agreement, and upon the request of the Collateral Agent, the Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by the Assignor). If the Collateral Agent so directs, the Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of the Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs the Assignor, the Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause
(x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent that the Assignor might have done. Without notice to or assent by the Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including attorneys' fees) of collection, whether incurred by the Assignor or the Collateral Agent, shall be borne by the Assignor.

                                                                     EXHIBIT G-1
                                                                         Page 11




                  3.4. Modification of Terms; etc. The Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5 hereof and except, so long as none of the conditions described in the first sentence of Section 1.1(c) of this Agreement shall occur and be continuing, such modifications, adjustments and sales effected by the Assignor in the ordinary course of business consistent with past practice. The Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

                  3.5. Collection. The Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or the obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, at any time when payments in respect of Receivables and Contracts may be made to the Assignor in accordance with the second sentence of Section 1.1(c) of this Agreement, the Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Assignor or the Collateral Agent, shall be borne by the Assignor.

                                                                     EXHIBIT G-1
                                                                         Page 12




                  3.6. Instruments. If the Assignor owns or acquires any Instrument constituting Collateral in an amount equal to or greater than $250,000, the Assignor will within ten days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                  3.7. Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                                   ARTICLE IV

                       SPECIAL PROVISIONS CONCERNING MARKS

                  4.1. Additional Representations and Warranties. The Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex E hereto and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office that the Assignor now owns in connection with its business. The Assignor represents and warrants that it owns or is licensed to use all Marks that it uses. The Assignor further warrants that it is aware of no third party claim that any aspect of the Assignor's present or contemplated business operations infringes or will infringe any mark. The Assignor represents and warrants that it is the owner of record of all United States Trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that the Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. The Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of (i) a Bank-

                                                                     EXHIBIT G-1
                                                                         Page 13




ruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Banks have so directed, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Licenses and Assignments. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, the Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

                  4.3. Infringements. The Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who, in any material respect, may be infringing or otherwise violating any of the Assignor's rights in and to any significant Mark, or with respect to any party claiming that the Assignor's use of any significant Mark violates in any material respect any property right of that party. The Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing, in any material respect, any significant Mark.

                  4.4. Preservation of Marks. The Assignor agrees to use its significant Marks in interstate or foreign commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

                  4.5. Maintenance of Registration. The Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Col-

                                                                     EXHIBIT G-1
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lateral Agent. The Assignor agrees to notify the Collateral Agent six (6) months prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any significant Mark that the affidavits of use or the renewal is being processed.

                  4.6. Future Registered Marks. If any Mark registration issues hereafter to the Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within thirty (30) days of receipt of such certificate the Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  4.7. Remedies. If there shall occur and be continuing an Event of Default, the Collateral Agent may, by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of the Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of the Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of the Assignor in connection with which the Marks have been used; and (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change the Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                                                     EXHIBIT G-1
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                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                             PATENTS AND COPYRIGHTS

                  5.1. Additional Representations and Warranties. The Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex G hereto and in the Copyrights listed in Annex H hereto, that said Patents include all the United States patents and applications for United States patents that the Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that the Assignor now owns. The Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. The Assignor further warrants that it is aware of no third party claim that any aspect of the Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright. The Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Banks have so directed, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

                  5.2. Licenses and Assignments. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, the Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

                  5.3. Infringements. The Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to the Assignor with respect to any material infringement or other material violation of the Assignor's rights in any significant Patent or Copyright, or with respect to any claim that practice of any significant Patent or Copyright materially

                                                                     EXHIBIT G-1
                                                                         Page 16




violates any property right of that party. The Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing, in any material respect, any significant Patent or Copyright.

                  5.4. Maintenance of Patents. At its own expense, the Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force rights under each Patent.

                  5.5. Prosecution of Patent Application. At its own expense, the Assignor shall diligently prosecute all applications for United States patents listed in Annex F hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

                  5.6. Other Patents and Copyrights. Within 30 days of acquisition of a United States Patent or Copyright by or on behalf of the Assignor, or of the filing of an application for a United States Patent or Copyright by or on behalf of the Assignor, the Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  5.7. Remedies. If there shall occur and be continuing an Event of Default, the Collateral Agent may by written notice to any Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of the Assignor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and the Assignor shall execute such other and further documents as the Collateral Agent may request further

                                                                     EXHIBIT G-1
                                                                         Page 17




to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Parties.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. The Assignor will not do anything to impair the rights of the Collateral Agent in the Collateral. The Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at the Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Assignor) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee),
(ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the insurer to the Collateral Agent (but only 10 days' prior written notice of cancellation for failure to make payments under such policies), (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Parties and (iv) shall be deposited with the Collateral Agent. If the Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if the Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds of such insurance in accordance with
Section 7.4 hereof. The Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.

                                                                     EXHIBIT G-1
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                  6.2. Warehouse Receipts Non-negotiable. The Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. The Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Assignor will pay any applicable filing fees, recordation taxes and related expenses. The Assignor authorizes the Collateral Agent to file any such financing statements without the signature of the Assignor where permitted by law. The Assignor further constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably and with full power, which appointment is coupled with an interest, to execute on behalf of the Assignor and file any financing statements necessary to perfect the security interests granted hereunder with respect to all Collateral now or hereafter situated in the Commonwealth of

                                                                     EXHIBIT G-1
                                                                         Page 19




Puerto Rico, as of the effective date of the Puerto Rico Commercial Transactions Act and at all times thereafter.


                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF SPECIFIED EVENTS

                  7.1. Remedies; Obtaining the Collateral Upon Default. The Assignor agrees that, if there shall have occurred and be continuing Event of Default, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also:

                  (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignor; and

                  (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of the Assignor in respect of such Collateral; and

                  (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 7.4 hereof; and

                  (d) sell, assign or otherwise liquidate, or direct the Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take

                                                                     EXHIBIT G-1
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         possession of the proceeds of any such sale or liquidation; and

                  (e) take possession of the Collateral or any part thereof, by directing the Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event the Assignor shall at its own expense:

                           (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

                           (ii) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof, and

                           (iii) while the Collateral shall be so stored and
                  kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                  (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that the Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

                  7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and

                                                                     EXHIBIT G-1
                                                                         Page 21




in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Assignor or any nominee of the Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Parties may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral Agent need give the Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. The Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or

                                                                     EXHIBIT G-1
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foreign, having jurisdiction over any such sale or sales, all at the Assignor's expense.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, THE ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Assignor hereby further waives, to the extent permitted by law:

                  (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights here- under; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

                                                                     EXHIBIT G-1
                                                                         Page 23




                  7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent any Security Document to which any Credit Party is a party requires proceeds of collateral under such Security Document to be applied in accordance with the provisions of this Agreement, the Collateral Agent, Pledgee or Mortgagee, as the case may be, under such Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied, subject to the following clause (b), as follows:

                  (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iv) and (v) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined below) shall be paid to the Secured Parties as provided in Section 7.4(f) hereof, with each Secured Party receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as defined below) shall be paid to the Secured Parties as provided in Section 7.4(f) hereof, with each Secured Party receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to
         Section 11.9(a) hereof, to the Assignor or to whomever may be lawfully entitled to receive such surplus.

                                                                     EXHIBIT G-1
                                                                         Page 24




                  (b) For purposes of this Agreement (w) "Pro Rata Share" shall mean, when calculating a Secured Party's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Party's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (x) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans under the Credit Agreement, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all regularly accruing fees owing by the Assignor under the Credit Agreement, and (ii) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (y) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Parties are based upon their respective Pro Rata Shares, the amounts received by such Secured Parties hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Party of its Pro Rata Share of any distribution would result in overpayment to such Secured Party, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Parties, with each Secured Party whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Party and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Parties entitled to such distribution.

                  (d) Each of the Secured Parties agrees and acknowledges that if the Bank Creditors are to receive a

                                                                     EXHIBIT G-1
                                                                         Page 25




distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

                  (e) All payments required to be made hereunder shall be made to the respective Representative of the Secured Parties entitled to such payments.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon the respective Representatives for a determination (which each Representative for any Secured Parties and the Secured Parties agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors, or the Interest Rate Protection Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor, or an Interest Rate Protection Creditor) to the contrary, each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Interest Rate Protection Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements are in existence.

                                                                     EXHIBIT G-1
                                                                         Page 26




                  (g) It is understood and agreed that the Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) through (iii), inclusive, of Section 7.4(a) hereof.

                  7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest

                                                                     EXHIBIT G-1
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created under this Agreement, and all rights, remedies and powers of the
Collateral Agent shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                    INDEMNITY

                  8.1. Indemnity. (a) The Assignor agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Party and their respective successors, assigns, employees, agents and servants (hereinafter in this Section
8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement, any other Credit Document, or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation,
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damage, injury, penalty, claim, demand, action, suit or judgment, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion to which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a) hereof, the Assignor agrees to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because the Assignor shall have failed to comply with its obligations under this Agreement, any other Credit Document or any Interest Rate Protection Agreement), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b), the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement, any Interest Rate Protection Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection Agreement or any other Credit Document.

                  (d) If and to the extent that the obligations of the Assignor under this Section 8.1 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.
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                  8.2. Indemnity Obligations Secured by Collateral; Survival.
Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement or the termination of all Interest Rate Protection Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Acceleration Event" shall mean the acceleration prior to the stated final maturity, or the failure to pay at the stated final maturity, of Obligations representing principal of, or interest on, extensions of credit (including without limitation all L/C Outstandings) pursuant to the Credit Agreement, or any Interest Rate Protection Agreement, provided that in each case, any such Acceleration Event shall cease to exist upon payment in full of the Obligations so accelerated or not paid.

                  "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bank Creditor" shall have the meaning provided in the first paragraph of this Agreement.
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                  "Bankruptcy Default" shall mean any Default or Event of
Default with respect to any Assignor pursuant to Section 9.05 of the Credit Agreement.

                  "Banks" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.

                  "Chattel Paper", with respect to the Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 11.2 of this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Contract Rights", with respect to any Assignor, shall mean all rights of the Assignor (including, without limitation, all rights to payment) under each Contract to which it is a party or under which it is entitled to any benefits.

                  "Contracts", with respect to the Assignor, shall mean all contracts between the Assignor and one or more additional parties.

                  "Copyrights", with respect to the Assignor, shall mean any United States copyright which the Assignor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by the Assignor.

                  "Credit Agreement" shall have the meaning provided in the
first WHEREAS clause of this Agreement.
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                  "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents", with respect to the Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment", with respect to the Assignor, shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by the Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement, and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "General Intangibles", with respect to the Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of the Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which the Assignor is a party or with respect to any partnership of which the Assignor is a partner.

                  "Goods", with respect to the Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.
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                  "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

                  "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Interest Rate Protection Agreements" shall have the meaning provided in the first paragraph of this Agreement.

                  "Interest Rate Protection Creditors" shall have the meaning provided in the first paragraph of this Agreement.

                  "Interest Rate Protection Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Inventory", with respect to the Assignor, shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from the Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor.

                  "Marks", with respect to the Assignor, shall mean any trademarks and service marks now held or hereafter acquired by the Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by the Assignor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business
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identifiers in connection with which any of these registered or unregistered marks are used.

                  "Notified Acceleration Event" shall mean any Acceleration Event with respect to which the Required Banks have given written notice to the Collateral Agent that a "Notified Acceleration Event" exists, provided that such written notice may only be given if such Acceleration Event is continuing and, provided further that any such Notified Acceleration Event shall cease to exist once there is no longer any Acceleration Event in existence.

                  "Obligations", with respect to the Assignor, shall mean (i)
(x) the principal of and interest on the Notes issued by, and Loans made to, the Assignor under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued for the benefit of the Assignor under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon and obligations pursuant to the Guaranties) of the Assignor to the Bank Creditors now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in the Credit Agreement (all such principal, interest, obligations and liabilities, except to the extent relating to Interest Rate Protection Agreements, the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by the Assignor to the Interest Rate Protection Creditors under, or with respect to, any Interest Rate Protection Agreement, whether such Interest Rate Protection Agreement is now in existence or hereafter arising, and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii), the "Interest Rate Protection Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Assignor referred to in clauses (i), (ii) and (iii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the

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Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  "Patents", with respect to the Assignor, shall mean any United States patent to which the Assignor now or hereafter has title or license to use, as well as any application for a United States patent now or hereafter made by the Assignor.

                  "Permitted Filings" shall have the meaning provided in Section
2.1 of this Agreement.

                  "Pledged Securities" shall have the meaning provided in the Borrower Pledge Agreement.

                  "Primary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

                  "Proceeds", with respect to the Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
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                                                                     EXHIBIT G-1
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                  "Receivables", with respect to the Assignor, shall mean any
"account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof, now or hereafter owned by the Assignor and, in any event, shall include, but shall not be limited to, all of the Assignor's rights to payment for goods sold or leased or services performed by the Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by the Assignor to secure the foregoing, (b) all of the Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing; provided that "Receivables" shall not include any Pledged Security or promissory note not required to be pledged pursuant to the Borrower Pledge Agreement.

                  "Representative" shall mean (x) for the Bank Creditors, the Administrative Agent under the Credit Agreement and (y) for the Interest Rate Protection Creditors, the Representative for the Interest Rate Protection Creditors or, in the absence of such a Representative, the Interest Rate Protection Creditors.

                  "Required Creditors" shall mean the requisite percentage of Secured Parties which are needed to take actions with respect to a given Class of Obligations, i.e., whether the Required Banks or the Required Interest Rate Protection Creditors.

                  "Required Interest Rate Protection Creditors" shall mean the holders of 51% of all Obligations outstanding from
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                                                                     EXHIBIT G-1
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time to time under the Interest Rate Protection Agreements, determined in such reasonable fashion as is acceptable to the Collateral Agent.

                  "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Secured Parties" shall have the meaning provided in the first paragraph of this Agreement.

                  "Termination Date" shall have the meaning provided in Section
11.9 of this Agreement.


                                    ARTICLE X

                              THE COLLATERAL AGENT

                  10.1. Appointment. The Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably designate The Bank of Nova Scotia, as Collateral Agent, to act as specified herein. Each Secured Party hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its authorized agents or employees.

                  10.2. Nature of Duties. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement, any other Credit Document, or any Interest Rate Protection Agreement a fiduciary relationship in respect of any Secured Party; and nothing in this Agreement, any other Credit Document, or any Interest Rate Protection Agreement, expressed or implied, is intended to or shall be so construed
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as to impose upon the Collateral Agent any obligations in respect of this
Agreement except as expressly set forth herein.

                  (b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                  (c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in this Agreement, any other Credit Document or any Interest Rate Protection Agreement.

                  (d) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any Credit Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

                  (e) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

                  10.3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Assignor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not
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                                                                     EXHIBIT G-1
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taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Assignor and its Subsidiaries, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Party for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of the Assignor or any Subsidiary of the Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of the Assignor or any Subsidiary of the Assignor, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Assignor thereto or as to the security afforded by this Agreement.

                  10.4. Certain Rights of the Collateral Agent. (a) No Secured Party shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Banks having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Banks, with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Banks and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting here-
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                                                                     EXHIBIT G-1
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under in accordance with the instructions of the Required Banks.

                  (b) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Secured Parties, unless such Secured Parties shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  10.5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to this Agreement and the other Security Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.

                  10.6. Indemnification. (a) To the extent the Collateral Agent is not reimbursed and indemnified by the Assignor under this Agreement, the Secured Parties will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, the stated amount of outstanding Letters of Credit and any unreimbursed drawings in respect of Letters of Credit, as well as any unpaid Primary Obligations in respect of Interest Rate Protection Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this
Article X shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the
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                                                                     EXHIBIT G-1
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Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this Article X are in addition to any indemnities provided by the Banks to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Banks shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section 10.6 from the Secured Parties (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Banks who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from the Secured Parties).

                  10.7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a Bank under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as agent under one or more of such Credit Documents, the Collateral Agent shall have the rights and powers specified therein and herein for a "Bank" or an "Administrative Agent", and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Assignor or any Affiliate or Subsidiary of the Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from the Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Parties.

                  10.8. Holders. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be final and
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                                                                     EXHIBIT G-1
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conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or Notes issued in exchange therefor.

                  10.9. Resignation by the Collateral Agent. (a) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 20 Business Days' prior written notice to the Assignor and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b), (c) or
(d) below.

                  (b) If a successor Collateral Agent shall not have been appointed within said 20 Business Day period by the Required Banks, the Collateral Agent, with the consent of the Assignor, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Collateral Agent as provided above.

                  (c) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 20th Business Day after the date of such notice of resignation was given by the Collateral Agent, as a result of a failure by the Assignor to consent to the appointment of such a successor Collateral Agent, the Required Banks shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Collateral Agent as provided above.

                  (d) If no successor Collateral Agent is appointed pursuant to clauses (b) and (c) above within said 20 Business Day period, the resignation of the Collateral Agent shall become effective and the duties of the Collateral Agent shall be performed by the Required Banks.

                  10.10. Fees and Expenses of Collateral Agent. (a) The Assignor (by its execution and delivery hereof) hereby agrees that it shall pay to The Bank of Nova Scotia as the Collateral Agent, such fees as have been separately agreed to in writing with The Bank of Nova Scotia for acting as Administrative Agent and as Collateral Agent hereunder. In the event a successor Collateral Agent is at any time
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appointed pursuant to the preceding Section 10.9, the Assignor hereby agrees to pay such successor Collateral Agent such fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations.

                  (b) In addition, the Assignor agrees to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).


                                   ARTICLE XI

                                  MISCELLANEOUS

                  11.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a) if to Pueblo International, Inc.:

                      1300 N.W. 22nd Street
                      Pompano Beach, FL 33069
                      Tel: (954) 977-2500
                      Fax: (954) 979-5770

                      Attention:  Chief Financial Officer

                                                                     EXHIBIT G-1
                                                                         Page 43




                  (b) if to the Collateral Agent:

                      The Bank of Nova Scotia
                      Suite 2700
                      600 Peachtree Street, NE
                      Atlanta, GA  30308
                      Tel: (404) 877-1505
                      Fax: (404) 888-8998

                      Attention: Frank F. Sandler

                  (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Interest Rate Protection Creditor, either (x) to the Representative for the Interest Rate Protection Creditors, at such address as such Representative may have provided to the Assignor and the Collateral Agent from time to time, or (y) directly to the Interest Rate Protection Creditors at such address as the Interest Rate Protection Creditors shall have specified in writing to the Assignor and the Collateral Agent.

                  11.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Collateral Agent with the consent of the Required Banks (or all of the Banks if required pursuant to Section 12.11 of the Credit Agreement), provided, however, that no modifications shall be made to Section 7.4(a) of this Agreement without the consent of each Secured Party adversely affected thereby; and provided further that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Required Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement

                                                                     EXHIBIT G-1
                                                                         Page 44




Obligations or (y) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations.

                  11.3. Obligations Absolute. The obligations of the Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection Agreement except as specifically set forth in a waiver granted pursuant to Section 11.2 hereof; or (c) any amendment to or modification of any Credit Document or any Interest Rate Protection Agreement or any security for any of the Obligations; whether or not the Assignor shall have notice or knowledge of any of the foregoing.

                  11.4. Successors and Assigns. This Agreement shall be binding upon the Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Party and their respective successors and assigns, provided that the Assignor may not transfer nor assign any or all of its rights or obligations hereunder without the written consent of the Required Banks. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection Agreements regardless of any investigation made by the Secured Parties or on their behalf.

                  11.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  11.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or

                                                                     EXHIBIT G-1
                                                                         Page 45




render unenforceable such provision in any other jurisdiction.

                  11.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  11.8. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

                  11.9. Termination; Release. (a) After the Termination Date, this Agreement shall terminate and the Collateral Agent, at the request and expense of the Assignor, will execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral of the Assignor as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Commitment has been terminated, no Note remains outstanding, all Letters of Credit have been terminated and all Credit Agreement Obligations then owing by the Assignor have been paid in full.

                  (b) It is expressly acknowledged and agreed that all or a portion of the Collateral shall be released from the Liens and security interests created hereunder upon any sale thereof from time to time to the extent permitted by, and in accordance with the terms of, the Credit Agreement. In addition, it is expressly acknowledged and agreed that, any or all of the Collateral may be released by the Collateral Agent acting at the direction of the Required Banks (or all of the Banks to the extent required pursuant to Section 12.11

                                                                     EXHIBIT G-1
                                                                         Page 46




of the Credit Agreement). Upon any sale of the type described in the second preceding sentence or release of any such Collateral as provided in the immediately preceding sentence, the Collateral Agent shall, at the request and expense of the Assignor, and without the further consent of, or liability to, any Secured Party, release such Collateral and execute and deliver to the Assignor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) the Collateral being sold or released as described above.

                  (c) At any time that the Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.9(a) or (b), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to the foregoing Section 11.9(a) or (b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this
Section 11.9. Upon any release of Collateral pursuant to the foregoing Section 11.9(a) or (b), none of the Secured Parties shall have any continuing right or interest in such Collateral, or the proceeds thereof.

                  11.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Assignor and the Collateral Agent.

                                                                     EXHIBIT G-1
                                                                         Page 47





                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                                     PUEBLO INTERNATIONAL, INC.,
                                                       as Assignor


                                                     By_________________________
                                                       Title:


                                                     THE BANK OF NOVA SCOTIA,
                                                       as Collateral Agent

                                                     By_________________________
                                                       Title:

                                                                       ANNEX A
                                                                         to
                                                                     EXHIBIT G-1



                          Schedule of Permitted Filings
                          -----------------------------

                                                  Type                                                         Equipment
Filed With    Debtor            Secured Party    of UCC   Date    File Number    Summary
----------    ------            -------------    ------   -----   -----------   ---------
                                                          Filed
                                                          -----
Dade County   Xtra Super Food   Mutual Benefit    UCC-3
              Centers, Inc.     Life Insurance
                                Company

                                                                     EXHIBIT G-2


                     [FORM OF SUBSIDIARY SECURITY AGREEMENT]

                                      among

                         XTRA SUPER FOOD CENTERS, INC.,

                         EACH OF THE OTHER SUBSIDIARIES
                                  PARTY HERETO,

                                       and

                            THE BANK OF NOVA SCOTIA,
                               as Collateral Agent


                           Dated as of April __, 1997

                                                                     EXHIBIT G-2


                           TABLE OF CONTENTS


                                                                   Page
                                                                   ----


ARTICLE I         SECURITY INTERESTS................................  3
      1.1.  Grant of Security Interests.............................  3
      1.2.  Power of Attorney.......................................  4

ARTICLE II        GENERAL REPRESENTATIONS, WARRANTIES
                  AND COVENANTS
      2.1.  Necessary Filings.......................................  5
      2.2.  No Liens................................................  5
      2.3.  Other Financing Statements..............................  6
      2.4.  Chief Executive Office; Records.........................  6
      2.5.  Location of Inventory and Equipment.....................  7
      2.6.  Recourse................................................  8
      2.7.  Trade Names; Change of Name.............................  8

ARTICLE III       SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS;
                    INSTRUMENTS.....................................  9
      3.1.  Additional Representations and Warranties...............  9
      3.2.  Maintenance of Records..................................  9
      3.3.  Direction to Account Debtors; Contracting
                  Parties; etc...................................... 10
      3.4.  Modification of Terms; etc.............................. 11
      3.5.  Collection.............................................. 11
      3.6.  Instruments............................................. 12
      3.7.  Further Actions......................................... 12

ARTICLE IV        SPECIAL PROVISIONS CONCERNING MARKS............... 12
      4.1.  Additional Representations and Warranties............... 12
      4.2.  Licenses and Assignments................................ 13
      4.3.  Infringements........................................... 13
      4.4.  Preservation of Marks................................... 13
      4.5.  Maintenance of Registration............................. 13
      4.6.  Future Registered Marks................................. 14
      4.7.  Remedies................................................ 14

ARTICLE V         SPECIAL PROVISIONS CONCERNING
                        PATENTS AND COPYRIGHTS...................... 15
      5.1.  Additional Representations and Warranties............... 15
      5.2.  Licenses and Assignments................................ 15
      5.3.  Infringements........................................... 15
      5.4.  Maintenance of Patents.................................. 16
      5.5.  Prosecution of Patent Application....................... 16



                                (i)

                                                                     EXHIBIT G-2

                                                                   Page

      5.6.  Other Patents and Copyrights............................ 16
      5.7.  Remedies................................................ 16

ARTICLE VI        PROVISIONS CONCERNING ALL COLLATERAL.............. 17
      6.1.  Protection of Collateral Agent's Security............... 17
      6.2.  Warehouse Receipts Non-negotiable....................... 18
      6.3.  Further Actions......................................... 18
      6.4.  Financing Statements.................................... 18

ARTICLE VII       REMEDIES UPON OCCURRENCE OF SPECIFIED
                    EVENTS.......................................... 19
      7.1.  Remedies; Obtaining the Collateral Upon
               Default.............................................. 19
      7.2.  Remedies; Disposition of the Collateral................. 20
      7.3.  Waiver of Claims........................................ 22
      7.4.  Application of Proceeds................................. 23
      7.5.  Remedies Cumulative..................................... 23
      7.6.  Discontinuance of Proceedings........................... 23

ARTICLE VIII      INDEMNITY......................................... 24
      8.1.  Indemnity............................................... 24
      8.2.  Indemnity Obligations Secured by
               Collateral; Survival................................. 26

ARTICLE IX        DEFINITIONS....................................... 26

ARTICLE X         THE COLLATERAL AGENT.............................. 33

ARTICLE XI        MISCELLANEOUS..................................... 33
      11.1.  Notices................................................ 33
      11.2.  Waiver; Amendment...................................... 34
      11.3.  Obligations Absolute................................... 35
      11.4.  Successors and Assigns................................. 35
      11.5.  Headings Descriptive................................... 35
      11.6.  Severability........................................... 35
      11.7.  GOVERNING LAW.......................................... 36
      11.8.  Assignors' Duties...................................... 36
      11.9.  Termination; Release................................... 36
      11.10.   Counterparts......................................... 37


ANNEX A         Schedule of Permitted Filings
ANNEX B         Schedule of Record Locations
ANNEX C         Schedule of Inventory and Equipment Locations



                                (ii)

                                                                     EXHIBIT G-2

                                                                   Page
                                                                   ----

ANNEX D Schedule of Trade, Fictitious and Other Names ANNEX E Schedule of Marks ANNEX F Schedule of License Agreements and Assignments ANNEX G Schedule of Patents and Applications ANNEX H Schedule of Copyrights and Applications



                                (iii)

                                                                     EXHIBIT G-2


                [FORM OF SUBSIDIARY SECURITY AGREEMENT]


            AMENDMENT AND RESTATEMENT, dated as of April __, 1997, to SECURITY AGREEMENT (as amended, modified, supplemented or restated from time to time, this "Agreement"), dated as of July 28, 1993, among each Subsidiary of PXI (other than the Borrower) listed on the signature pages hereto (each an "Assignor" and collectively, the "Assignors") and THE BANK OF NOVA SCOTIA, as Collateral Agent (the "Collateral Agent"), for the benefit of (x) the Banks, the Syndication Agent and the Administrative Agent from time to time party to the Credit Agreement hereinafter referred to (such Banks, the Syndication Agent and the Administrative Agent, the "Bank Creditors"), and (y) any Bank that enters into an interest rate protection agreement which is or becomes entitled to the benefits of the Subsidiary Guaranty or the Credit Agreement Guaranty defined below (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements, collectively, the "Interest Rate Protection Agreements") with the Borrower as permitted by Section 8.03(c) of the Credit Agreement, even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason and for so long as any such Bank participates in the extension of any such Interest Rate Protection Agreements, and any subsequent assignee, (collectively, the "Interest Rate Protection Creditors" and, together with the Bank Creditors, the "Secured Parties"). All capitalized terms used herein shall have the meanings provided in Article IX of this Agreement and, if not so defined herein, capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                         W I T N E S S E T H :


            WHEREAS, Pueblo Xtra International, Inc., Pueblo International, Inc., Xtra Super Food Centers, Inc., the various Banks from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank, N.A. (South), as Syndication Agent, have entered into an Amendment and Restatement, dated April __, 1997, to Credit Agreement, dated as of July 21, 1993, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit

                                                                     EXHIBIT G-2
                                                                          Page 2


Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring (including, but not limited to, the inclusion of additional borrowers or any increase in the amount borrowed) all or any portion of the Indebtedness under such agreement or any successor agreements;

            WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Interest Rate Protection Creditors in compliance with the provisions of the Credit Agreement;

            WHEREAS, each Assignor guaranteed the obligations of the Borrowers under the Credit Agreement pursuant to the Subsidiary Guaranty, or in the case of Xtra pursuant to Section 13 of the Credit Agreement (the "Credit Agreement Guaranty");

            WHEREAS, it is a condition precedent to each of the above-described extensions of credit to the Borrower that the Assignors shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, each Assignor desires to execute and deliver this Agreement to satisfy the conditions described in the preceding paragraph.


            NOW, THEREFORE, in consideration of the extensions of credit made and to be made to the Borrower and other benefits accruing to the Assignors, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

                                                                     EXHIBIT G-2
                                                                          Page 3


                               ARTICLE I

                          SECURITY INTERESTS

            1.1. Grant of Security Interests. (a) As security for the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Parties, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Liens permitted under Section 8.02 of the Credit Agreement and existing on the Restatement Effective Date) in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (all of the following, with respect to any single Assignor, collectively, the "Collateral"): (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising there-under, (iii) all Inventory, (iv) the Cash Collateral Account established for the Assignor and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment,
(vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all computer programs of the Assignor and all intellectual property rights therein and all other proprietary information of the Assignor, including, but not limited to, trade secrets, (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities and any other capital stock or promissory notes not required to be pledged pursuant to the Xtra Pledge Agreement), and (x) all Proceeds and products of any and all Collateral referred to in clauses (i) through (ix) above and this clause (x); provided, however, that to the extent that any Contract may be terminated (in accordance with the terms thereof after giving effect to any applicable laws) in the event of the granting of a security interest therein, or in the event the granting of a security interest in any Contract shall violate applicable law, then the security interest granted hereby shall be limited to the extent necessary so that such Con-

                                                                     EXHIBIT G-2
                                                                          Page 4


tract may not be so terminated or no such violation of law shall exist, as the case may be.

            (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

            (c) If (i) a Bankruptcy Default or Notified Acceleration Event has occurred and is continuing or (ii) any other Event of Default or Acceleration Event has occurred and is continuing, but in the case of this clause (ii) only if, and to the extent that, the Collateral Agent (acting at the direction of the Required Banks) has given notice to any Assignor to take the actions specified below in this sentence, then in either such case all cash Proceeds of, and cash payments received in respect of, Collateral shall be paid by such Assignor (or the respective payor) directly to the Cash Collateral Account or as otherwise directed by the Collateral Agent. At any time while the circumstances described in the immediately preceding sentence do not exist, all cash payments received in respect of the Collateral (including, without limitation, all payments received in respect of Receivables and Contracts, or in payment for sales of Inventory, but excluding cash Proceeds of sales of other Collateral unless the respective sale and release of Collateral is permitted pursuant to this Agreement and the Credit Agreement) shall be paid to the respective Assignor for application in accordance with (and to the extent provided by) the Credit Agreement.

            (d) The parties further agree, that as of the effective date of the Puerto Rico Commercial Transactions Act (Act no. 241 enacted on September 19,
1996), the security interests of the Collateral Agent under this Agreement shall extend to all Collateral now or hereafter located in the Commonwealth of Puerto Rico.

            1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Assignor or otherwise), in the Collateral Agent's discretion, to take any action and to execute any

                                                                     EXHIBIT G-2
                                                                          Page 5


instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.


                              ARTICLE II

           GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been or shall have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes or shall constitute a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto, but only to the respective date, if any, set forth on Annex A (the "Permitted Filings") and to any other Liens permitted under Section 8.02 of the Credit Agreement and existing on the Restatement Effective Date) and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

            2.2. No Liens. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof each Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby, Liens permitted under Section 8.02 of the Credit Agreement or evidenced by the Permitted Filings), and each Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                                                                     EXHIBIT G-2
                                                                          Page 6


            2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and so long as the Termination Date has not occurred or any of the Credit Agreement Obligations remain unpaid, the Assignors will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignors and to the extent permitted to be granted by the Assignors pursuant to Section 8.02 of the Credit Agreement.

            2.4. Chief Executive Office; Records. The chief executive office of each Assignor is as set forth on the signature pages hereto. No Assignor will move its chief executive office except to such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of each Assignor and the only original books of account and records of each Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex B hereto or at such new locations as the Assignors may establish in accordance with the last sentence of this Section 2.4, provided that, so long as (x) true and correct copies of all documents evidencing such Receivables and Contract Rights and copies of such books and records are kept at such chief executive office or at such other locations shown on Annex B hereto, and (y) the failure to maintain any original copies of the foregoing at such locations could not have an adverse effect upon the validity, perfection or priority of any security interest granted hereunder, each Assignor shall be permitted to keep original copies of the foregoing at other locations to be determined in a manner consistent with its past practices. All Receivables and Contract Rights of each Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. No Assignor shall establish new locations for such offices until (i) it shall

                                                                     EXHIBIT G-2
                                                                          Page 7


have given to the Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

            2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex C hereto. Each Assignor agrees that all Inventory and all Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex C hereto, or such new location as the Assignor may establish in accordance with the last sentence of this Section 2.5. Each Assignor may establish a new location for Inventory and Equipment only if (i) it shall give to the Collateral Agent written notice of such new location as promptly as practicable and in no event later than 60 days after the establishment thereof, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, as promptly as practicable and in no event later than 75 days after the establishment thereof, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions

                                                                     EXHIBIT G-2
                                                                          Page 8


(including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

            2.6. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements and otherwise in writing in connection herewith or therewith.

            2.7. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex D hereto. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto and new names (including, without limitation, any names of divisions or operations) established in accordance with the last sentence of this Section
2.7. No Assignors shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, such Assignor shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, such Assignor shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to


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perfect (and maintain the perfection and priority of) the security interest granted hereby.


                              ARTICLE III

                     SPECIAL PROVISIONS CONCERNING
               RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

            3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that (x) such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), and (iii) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction and (y) there is no fact or circumstance known to Assignor which would suggest that any such Receivable (i) will not represent the genuine, legal, valid and binding obligation of such account debtor or (ii) will not evidence true and valid obligations, enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such


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                                                                         Page 10


Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon demand. Upon the occurrence and during the continuance of any of the conditions specified in the first sentence of Section 1.1(c) of this Agreement, and upon the request of the Collateral Agent, each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of the Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

            3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause
(x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent that such Assignor might have done. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by such Assignor.


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                                                                     EXHIBIT G-2
                                                                         Page 11


            3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5 hereof and except, so long as none of the conditions described in the first sentence of Section 1.1(c) of this Agreement shall occur and be continuing, such modifications, adjustments and sales effected by such Assignor in the ordinary course of business consistent with past practice. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

            3.5. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or the obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, at any time when payments in respect of Receivables and Contracts may be made to such Assignor in accordance with the second sentence of Section 1.1(c) of this Agreement, such Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by such Assignor.


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            3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral in an amount equal to or greater than $250,000, such Assignor will within ten days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

            3.7. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                              ARTICLE IV

                  SPECIAL PROVISIONS CONCERNING MARKS

            4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex E hereto and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office that such Assignor now owns in connection with its business. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any mark. Each Assignor represents and warrants that it is the owner of record of all United States Trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of


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                                                                     EXHIBIT G-2
                                                                         Page 13


(i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Banks have so directed, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

            4.2. Licenses and Assignments. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

            4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who, in any material respect, may be infringing or otherwise violating any of such Assignor's rights in and to any significant Mark, or with respect to any party claiming that the Assignor's use of any significant Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing, in any material respect, any significant Mark.

            4.4. Preservation of Marks. Each Assignor agrees to use its significant Marks in interstate or foreign commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

            4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. SectionSection 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant Marks pursuant to 15 U.S.C. SectionSection 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Col-


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                                                                     EXHIBIT G-2
                                                                         Page 14


lateral Agent. Each Assignor agrees to notify the Collateral Agent six (6) months prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any significant Mark that the affidavits of use or the renewal is being processed.

            4.6. Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within thirty (30) days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

            4.7. Remedies. If there shall occur and be continuing an Event of Default, the Collateral Agent may, by written notice to any Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.


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                                                                     EXHIBIT G-2
                                                                         Page 15


                               ARTICLE V

                     SPECIAL PROVISIONS CONCERNING
                        PATENTS AND COPYRIGHTS

            5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex G hereto and in the Copyrights listed in Annex H hereto, that said Patents include all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright. The Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Banks have so directed, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

            5.2. Licenses and Assignments. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

            5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to the Assignor with respect to any material infringement or other material violation of the Assignor's rights in any significant Patent or Copyright, or with respect to any claim that practice of any significant Patent or Copyright materially



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                                                                     EXHIBIT G-2
                                                                         Page 16


violates any property right of that party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing, in any material respect, any significant Patent or Copyright.

            5.4. Maintenance of Patents. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C.
Section 41 to maintain in force rights under each Patent.

            5.5. Prosecution of Patent Application. At its own expense, each Assignor shall diligently prosecute all applications for United States patents listed in Annex F hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

            5.6. Other Patents and Copyrights. Within 30 days of acquisition of a United States Patent or Copyright by or on behalf of any Assignor, or of the filing of an application for a United States Patent or Copyright by or on behalf of any Assignor, such Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

            5.7. Remedies. If there shall occur and be continuing an Event of Default, the Collateral Agent may by written notice to any Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event the Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and the Assignor shall execute such other and further documents as the Collateral Agent may request further


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                                                                     EXHIBIT G-2
                                                                         Page 17


to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Parties.


                              ARTICLE VI

                 PROVISIONS CONCERNING ALL COLLATERAL

            6.1. Protection of Collateral Agent's Security. No Assignor will do anything to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at the Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Assignor) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee), (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the insurer to the Collateral Agent (but only 10 days' prior written notice of cancellation for failure to make payments under such policies), (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Parties and (iv) shall be deposited with the Collateral Agent. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds of such insurance in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.


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                                                                     EXHIBIT G-2
                                                                         Page 18


            6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

            6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

            6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of the Assignor where permitted by law. The Assignor further constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably and with full power, which appointment is coupled with an interest, to execute on behalf of the Assignor and file any financing statements necessary to perfect the security interests granted hereunder with respect to all Collateral now or hereafter situated in the Commonwealth of


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                                                                     EXHIBIT G-2
                                                                         Page 19


Puerto Rico, as of the effective date of the Puerto Rico Commercial Transactions Act and at all times thereafter.


                              ARTICLE VII

             REMEDIES UPON OCCURRENCE OF SPECIFIED EVENTS

            7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if there shall have occurred and be continuing an Event of Default, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also:

            (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

            (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral; and

            (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
      Section 7.4 hereof; and

            (d) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and


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                                                                     EXHIBIT G-2
                                                                         Page 20


      take possession of the proceeds of any such sale or liquidation; and

            (e) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (i) forthwith cause the same to be moved to the place or
            places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

                (ii) store and keep any Collateral so delivered to the
            Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof, and

               (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

            (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

            7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and


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                                                                     EXHIBIT G-2
                                                                         Page 21


in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the respective Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the respective Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Parties may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the respective Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the respective Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or


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                                                                     EXHIBIT G-2
                                                                         Page 22


foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

            7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

            (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

            (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

            (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the respective Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                                                                     EXHIBIT G-2
                                                                         Page 23


            7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied in accordance with Section 7.4 of the Borrower Security Agreement.

            (b) It is understood and agreed that each Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

            7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

            7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding

                                                                     EXHIBIT G-2
                                                                         Page 24


shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case each Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                             ARTICLE VIII

                               INDEMNITY

            8.1. Indemnity. (a) Each Assignor agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Party and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement, any other Credit Document, or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of

                                                                     EXHIBIT G-2
                                                                         Page 25


any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the respective Assignor of any such assertion to which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because such Assignor shall have failed to comply with its obligations under this Agreement, any other Credit Document or any Interest Rate Protection Agreement), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 8.1(a) or (b), each Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by such Assignor in this Agreement, any Interest Rate Protection Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection Agreement or any other Credit Document.


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                                                                     EXHIBIT G-2
                                                                         Page 26


            (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, the respective Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement or the termination of all Interest Rate Protection Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.


                              ARTICLE IX

                              DEFINITIONS

            The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Acceleration Event" shall mean the acceleration prior to the stated final maturity, or the failure to pay at the stated final maturity, of Obligations representing principal of, or interest on, extensions of credit (including without limitation all Bank L/C Outstandings) pursuant to the Credit Agreement, or any Interest Rate Protection Agreement, provided that in each case, any such Acceleration Event shall cease to exist upon payment in full of the Obligations so accelerated or not paid.

            "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

            "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                                                                     EXHIBIT G-2
                                                                         Page 27


            "Bankruptcy Default" shall mean any Default or Event of Default with respect to any Assignor pursuant to Section 9.05 of the Credit Agreement.

            "Bank Creditor" shall have the meaning provided in the first paragraph of this Agreement.

            "Banks" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.

            "Chattel Paper", with respect to any Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Class" shall have the meaning provided in Section 11.2 of this Agreement.

            "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

            "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

            "Contract Rights", with respect to any Assignor, shall mean all rights of such Assignor (including, without limitation, all rights to payment) under each Contract to which it is a party or under which it is entitled to any benefits.

            "Contracts", with respect to any Assignor, shall mean all contracts between such Assignor and one or more additional parties.

            "Copyrights", with respect to any Assignor, shall mean any United States copyright which such Assignor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by such Assignor.

                                                                     EXHIBIT G-2
                                                                         Page 28





            "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

            "Documents", with respect to any Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment", with respect to any Assignor, shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by such Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by such Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

            "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement, and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

            "General Intangibles", with respect to any Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of such Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which such Assignor is a party or with respect to any partnership of which the Assignor is a partner.

                                                                     EXHIBIT G-2
                                                                         Page 29


            "Goods", with respect to any Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

            "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Interest Rate Protection Agreements" shall have the meaning provided in the first paragraph of this Agreement.

            "Interest Rate Protection Creditors" shall have the meaning provided in the first paragraph of this Agreement.

            "Interest Rate Protection Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Inventory", with respect to any Assignor, shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from the Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by such Assignor.

            "Marks", with respect to any Assignor, shall mean any trademarks and service marks now held or hereafter acquired by such Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered

                                                                     EXHIBIT G-2
                                                                         Page 30


marks used by such Assignor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used.

            "Notified Acceleration Event" shall mean any Acceleration Event with respect to which the Required Banks have given written notice to the Collateral Agent that a "Notified Acceleration Event" exists, provided that such written notice may only be given if such Acceleration Event is continuing and, provided further that any such Notified Acceleration Event shall cease to exist once there is no longer any Acceleration Event in existence.

            "Obligations" shall mean, with respect to each Assignor, (i) all obligations and liabilities of such Assignor whether now existing or hereafter incurred under, arising out of, or in connection with the Subsidiary Guaranty (or in the case of Xtra, the Credit Agreement Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Subsidiary Guaranty (or in the case of Xtra, the Credit Agreement Guaranty) (to the extent relating to obligations owing to Bank Creditors, the "Credit Agreement Obligations," and to the extent owing to Interest Rate Protection Creditors, the "Interest Rate Protection Obligations");
(ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral in accordance with the terms hereof; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clause (i), after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise with reasonable attorneys' fees of counsel to the Collateral Agent and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under
Section 8.1 of this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                                                                     EXHIBIT G-2
                                                                         Page 31


            "Patents", with respect to any Assignor, shall mean any United States patent to which such Assignor now or hereafter has title or license to use, as well as any application for a United States patent now or hereafter made by such Assignor.

            "Permitted Filings" shall have the meaning provided in Section 2.1 of this Agreement.

            "Pledged Securities" shall have the meaning provided in the Xtra Pledge Agreement.

            "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Proceeds", with respect to any Assignor, shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or such Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to such Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Receivables", with respect to any Assignor, shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof, now or hereafter owned by such Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness

                                                                     EXHIBIT G-2
                                                                         Page 32


or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of such Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith,
(e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing; provided that "Receivables" shall not include any Pledged Security or promissory note not required to be pledged pursuant to the Borrower Pledge Agreement.

            "Representative" shall mean (x) for the Bank Creditors, the Administrative Agent under the Credit Agreement and (y) for the Interest Rate Protection Creditors, the Representative for the Interest Rate Protection Creditors or, in the absence of such a Representative, the Interest Rate Protection Creditors.

            "Required Creditors" shall mean the requisite percentage of Secured Parties which are needed to take actions with respect to a given Class of Obligations, i.e., whether the Required Banks or the Required Interest Rate Protection
Creditors.

            "Required Interest Rate Protection Creditors" shall mean the holders of 51% of all Obligations outstanding from time to time under the Interest Rate Protection Agreements, determined in such reasonable fashion as is acceptable to the Collateral Agent.

            "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Secured Parties" shall have the meaning provided in the first paragraph of this Agreement.

                                                                     EXHIBIT G-2
                                                                         Page 33


            "Termination Date" shall have the meaning provided in Section 11.9 of this Agreement.


                               ARTICLE X

                         THE COLLATERAL AGENT

            It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article X of the Borrower Security Agreement. By accepting the benefits hereof, each Secured Party shall be deemed to have agreed to the terms and conditions set forth in Article X of the Borrower Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to each "Assignor" shall be a reference to each Assignor, and provided further that all references therein to the "Collateral Agent" shall be a reference to the Collateral Agent. The Collateral Agent shall act hereunder on the terms and conditions set forth in Article X of the Borrower Security Agreement and the rights of each Secured Party shall be enforceable solely by the Collateral Agent in accordance with Article X of the Borrower Security Agreement.


                              ARTICLE XI

                             MISCELLANEOUS

            11.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                                                                     EXHIBIT G-2
                                                                         Page 34


            (a) if to any Assignor, to the address set forth opposite such Assignor's name on the signature pages hereof.

            (b)   if to the Collateral Agent:

                  The Bank of Nova Scotia
                  Suite 2700
                  600 Peachtree Street, NE
                  Atlanta, GA  30308
                  Tel: (404) 877-1505
                  Fax: (404) 888-8998

                  Attention:  Frank F. Sandler

            (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

            (d) if to any Interest Rate Protection Creditor, either (x) to the Representative for the Interest Rate Protection Creditors, at such address as such Representative may have provided to the Assignors and the Collateral Agent from time to time, or (y) directly to the Interest Rate Protection Creditors at such address as the Interest Rate Protection Creditors shall have specified in writing to the Assignors and the Collateral Agent.

            11.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent with the consent of the Required Banks (or all of the Banks if required pursuant to Section 12.11 of the Credit Agreement), provided, however, that no modifications shall be made to Section 7.4(a) of this Agreement without the consent of each Secured Party adversely affected thereby; and provided further that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Required Creditors of such affected

                                                                     EXHIBIT G-2
                                                                         Page 35


Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations or (y) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations.

            11.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection Agreement except as specifically set forth in a waiver granted pursuant to Section 11.2 hereof; or (c) any amendment to or modification of any Credit Document or any Interest Rate Protection Agreement or any security for any of the Obligations; whether or not any Assignor shall have notice or knowledge of any of the foregoing.

            11.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Party and their respective successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Banks. All agreements, statements, representations and warranties made by any Assignor herein or in any certificate or other instrument delivered by any Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection Agreements regardless of any investigation made by the Secured Parties or on their behalf.

            11.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            11.6. Severability. Any provision of this Agree- ment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent


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                                                                     EXHIBIT G-2
                                                                         Page 36


of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            11.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            11.8. Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

            11.9. Termination; Release. (a) After the Termination Date, this Agreement shall terminate and the Collateral Agent, at the request and expense of the respective Assignor, will execute and deliver to such Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral of such Assignor as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Commitment has been terminated, no Note remains outstanding, all Letters of Credit have been terminated and all Credit Agreement Obligations then owing by any Assignor have been paid in full.

            (b) It is expressly acknowledged and agreed that all or a portion of the Collateral shall be released from the Liens and security interests created hereunder upon any sale thereof from time to time to the extent permitted by, and in accordance with the terms of, the Credit Agreement. In addition, it is expressly acknowledged and agreed that, any

                                                                     EXHIBIT G-2
                                                                         Page 37


or all of the Collateral may be released by the Collateral Agent acting at the direction of the Required Banks (or all of the Banks to the extent required under Section 12.11 of the Credit Agreement). Upon any sale of the type described in the second preceding sentence or release of any such Collateral as provided in the immediately preceding sentence, the Collateral Agent shall, at the request and expense of the respective Assignor, and without the further consent of, or liability to, any Secured Party, release such Collateral and execute and deliver to such Assignor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) the Collateral being sold or released as described above.

            (c) At any time that any Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.9(a) or (b), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to the foregoing Section 11.9(a) or (b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), such Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this
Section 11.9. Upon any release of Collateral pursuant to the foregoing Section 11.9(a) or (b), none of the Secured Parties shall have any continuing right or interest in such Collateral, or the proceeds thereof.

            11.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

                                                                     EXHIBIT G-2
                                                                         Page 38


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

1300 N.W. 22nd Street               PUEBLO MARKETS, INC.,
Pompano Beach, FL 33069               as Assignor
Tel:  (954) 977-2500
Fax:  (954) 979-5770                By ____________________
Attn: Chief Financial Officer          Title:

1300 N.W. 22nd Street               PUEBLO SUPER VIDEOS, INC.,
Pompano Beach, FL 33069               as Assignor
Tel:  (954) 977-2500
Fax:  (954) 979-5770                By ____________________
Attn: Chief Financial Officer          Title:

1300 N.W. 22nd Street               XTRA SUPER FOOD CENTERS, INC.,
Pompano Beach, FL 33069               as Assignor
Tel:  (954) 977-2500
Fax:  (954) 979-5770                By ____________________
Attn: Chief Financial Officer          Title:

1300 N.W. 22nd Street               ALL TRUCK, INC.,
Pompano Beach, FL 33069             as Assignor
Tel:  (954) 977-2500
Fax:  (954) 979-5770                By ____________________
Attn: Chief Financial Officer          Title:

1300 N.W. 22nd Street               XTRA DRUGSTORE, INC.,
Pompano Beach, FL 33069             as Assignor
Tel:  (954) 977-2500
Fax:  (954) 979-5770                By ____________________
Attn: Chief Financial Officer          Title:

1300 N.W. 22nd Street               PUEBLO CARIBBEAN VIDEOS, INC.,
Pompano Beach, FL 33069
Tel:  (954) 977-2500
Fax:  (954) 979-5770                By ____________________
Attn: Chief Financial Officer          Title:

                                                                     EXHIBIT G-2
                                                                         Page 39


                                    THE BANK OF NOVA SCOTIA,
                                      as Collateral Agent

                                    By ____________________
                                       Title:

                                                                      ANNEX A
                                                                          to
                                                                     EXHIBIT G-2

                         Schedule of Permitted Filings

===============================================================================================================
                                                   Type                                       Equipment
Filed With     Debtor             Secured Party    of UCC          Date        File Number    Summary
----------     ------             -------------    ------          ----        -----------    -------
                                                                   Filed
                                                                   -----
---------------------------------------------------------------------------------------------------------------
Dade County    Xtra Super Food    Mutual Benefit   UCC-3           5/20/91     91R166414      Movables,
               Centers, Inc.      Life Insurance   (Continuation)              15030PG1019    Fixtures,
                                  Company                                                     Equipment
---------------------------------------------------------------------------------------------------------------
Dade County    Xtra Super Food    Mutual Benefit   UCC-3           5/20/91     91R166445      Movables,
               Centers, Inc.      Life Insurance   (Continuation)              15030PG1065    Fixtures,
                                  Company                                                     Equipment
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Mutual Benefit   UCC-1           6/13/86     001860086293   Movables,
State          Centers, Inc.      Life Insurance                                              Equipment and
                                  Company                                                     Fixtures
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Mutual Benefit   UCC-3           5/17/91     910000108457   Movables,
State          Centers, Inc.      Life Insurance   (Continuation)                             Equipment and
                                  Company                                                     Fixtures
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Mutual Benefit   UCC-3           5/17/91     910000108498   Movables,
State          Centers, Inc.      Life Insurance   (Continuation)                             Fixtures,
                                  Company                                                     Equipment
---------------------------------------------------------------------------------------------------------------
Palm Beach     Pueblo             New England      UCC-3           12/9/92     92-376265      Fixtures
County         International, Inc.Capital          (Continuation)              7508 PG 1581
               Xtra Super Food    Corporation
               Centers, Inc.


                                                                      ANNEX A
                                                                         to
                                                                     EXHIBIT G-2
                                                                          Page 2

---------------------------------------------------------------------------------------------------------------
Dade County    Pueblo             Chrysler Capital UCC-3           11/16/92    92R436435      General
               International,     Corporation      (Assignment)                15713PG1118    machinery,
                 Inc.                                                                         equipment,
                                                                                              fixtures
---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             General Electric UCC-3           4/13/93     930000077114   All property at
State          International      Capital          (Continuation)                             2675 Military
                 Inc.             Corporation                                                 Trail, West Palm
               Xtra Super Food                                                                Beach, FL
                 Centers Inc.
---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             Chrysler Capital UCC-3           11/19/92    920000237764   All property at
State          International,     Corporation      (Assignment)                               2675 Military
                 Inc.                                                                         Trail, West Palm
               Xtra Super Food                                                                Beach, FL
                 Centers, Inc.
---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             Chrysler Capital UCC-3           12/24/92    920000264684   All property at
State          International,     Corporation      (Assignment)                               21401 N.W. 2nd
                 Inc.                                                                         Ave., Miami,
               Xtra Super Food                                                                FL
                 Centers, Inc.


                                                                       ANNEX A
                                                                            to
                                                                   EXHIBIT G-2
                                                                          Page 3




---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             Southeast Bank   UCC-3           1/18/89     890000015823   General
State          International,     Leasing          (Amendment)                                Equipment
                 Inc.             Company
               Xtra Super Food
                 Centers, Inc.
---------------------------------------------------------------------------------------------------------------
Broward        Xtra Super Food    GTE Products     UCC-1           8/23/90     90343517       GTE Products
County         Centers, Inc.      Corporation                                                 Corp. and
                                                                                              Subsidiaries'
                                                                                              Merchandise
---------------------------------------------------------------------------------------------------------------
Broward        Xtra Super Food    Complete         UCC-1           10/31/90    90516111       3 Sharp Copiers
County         Centers, Inc.      Business Systems
---------------------------------------------------------------------------------------------------------------
Dade County    Pueblo             Chrysler Capital UCC-3           11/16/92    92R436434      Fixtures
               International,     Corporation      (Assignment)                15713PG1117
                 Inc.
               Xtra Super Food
                 Centers, Inc.
---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             Chrysler Capital UCC-3           1/27/93     930000016778   Computer
State          International,     Corporation      (Assignment)                               Equipment
                 Inc.
               Xtra Super Food
                 Centers, Inc.


                                                                       ANNEX A
                                                                            to
                                                                   EXHIBIT G-2
                                                                          Page 4

---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             Chrysler Capital UCC-3           2/25/91     910000044042   Computer
State          International,     Corporation      (Amendment)                                Equipment
                 Inc.
               Xtra Super Food
                 Centers, Inc.
---------------------------------------------------------------------------------------------------------------
Secretary of   Pueblo             Chrysler Capital UCC-3           11/12/92    920000231703
State          International,     Corporation      (Assignment)
                 Inc.
               Xtra Super Food
                 Centers, Inc.
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Modern Leasing   UCC-1           5/26/92     920000103945   6 SMIII 5880
State          Centers, Inc.      Inc. of Iowa
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Modern Leasing   UCC-1           5/26/92     920000103950   4 SMIII 5880
State          Centers, Inc.      Inc. of Iowa
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Modern Leasing   UCC-1           5/26/92     920000103951   4 SMIII 5880
State          Centers, Inc.      Inc. of Iowa
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Modern Leasing   UCC-1           5/26/92     920000103952   6 SMIII 5880
State          Centers, Inc.      Inc. of Iowa
---------------------------------------------------------------------------------------------------------------
Secretary of   Xtra Super Food    Citibank, N.A.   UCC-1           5/26/92     920000111977   Cash and
State          Centers, Inc.                                                                  Securities
===============================================================================================================

                                                                      ANNEX B
                                                                          to
                                                                     EXHIBIT G-2

                                                                       EXHIBIT K


                         [FORM OF ASSIGNMENT AGREEMENT]


DATE:  ________, ____


            Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the
"Assignee") hereby agree as follows:

            1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I, including, without limitation, in the case of any assignment of all or any portion of the Assignor's Revolving Commitment, all rights and obligations with respect to the Assigned Share of the Revolving Loans, Swingline Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Commitment will be as set forth in Item 4 of Annex I.

            2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any

                                                                       EXHIBIT K
                                                                          Page 2


Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

            3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Administrative Agent and each Agent to take such action as agent or managing agent, as the case may be, on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (v) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].1

            4. Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor and the Assignee and the consent

--------

1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                                                       EXHIBIT K
                                                                          Page 3


hereof by the Administrative Agent and receipt by the Administrative Agent of the assignment fee (if applicable) referred to in Section 12.04(b) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

            5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

            6. It is agreed that the Assignee shall be entitled to (x) all interest on the [Assigned Share] of the Loans at the rates specified in Item 6 of Annex I; (y) all Commitment Commissions (if applicable) on the Assigned Share of the Revolving Commitment at the rate specified in Item 7 of Annex I; and (z) all L/C Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commissions and L/C Fees, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

            7.  THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

                                                                       EXHIBIT K
                                                                          Page 4

                                                                       EXHIBIT K
                                                                          Page 5


            IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.


                                    [NAME OF ASSIGNOR],
                                    as Assignor


                                    By____________________________
                                      Title:


                                    [NAME OF ASSIGNEE],
                                    as Assignee


                                    By____________________________
                                      Title:


Acknowledged and Agreed:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent

By____________________________
  Title:


[NAME OF LETTER OF CREDIT ISSUER],
  as Letter of Credit Issuer

By____________________________]2
  Title:

--------

2     Insert in connection with any assignment of Revolving Commitments.

                                                                         ANNEX I


                       ANNEX FOR ASSIGNMENT AND AGREEMENT

                                     ANNEX I


1.    The Borrower:     Pueblo International, Inc.

2.    Name and Date of Credit Agreement:

      Amendment and Restatement, dated as of April ___, 1997, amending and restating the Credit Agreement, dated as of July 21, 1993, among Pueblo Xtra International, Inc., Pueblo International, Inc., Xtra Super Food Centers, Inc., the Banks from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent, and NationsBank, N.A. (South), as Syndication Agent.

3.    Date of Assignment Agreement:

4.    Amounts (as of date of item #3 above):


                                                       Revolving
                                                       Commitment

a. Aggregate Amount
    for all Lending
    Banks                                              $________

b. Assigned Share                                      _________%

c. Amount of Assigned
    Share                                              $________


5.    Settlement Date:

6.    Rate of Interest to           As set forth in Section 1.08
      the Assignee:                 of the Credit Agreement
                                    (unless otherwise agreed to by
                                    the Assignor and the
                                    Assignee)3

--------

3 The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

                                                                         ANNEX I
                                                                          Page 2




7.    Commitment Commission         As set forth in Section
                                    3.01(a) of the Credit
                                    Agreement (unless otherwise
                                    agreed to by the Assignor and
                                    the Assignee)4

8.    L/C Fee                       As set forth in Section
                                    3.01(b) of the Credit
                                    Agreement (unless otherwise
                                    agreed to by the Assignor and
                                    the Assignee)5

9.    Notice:

            ASSIGNOR:

                  -------------------

                  -------------------

                  -------------------

                  -------------------
                  Attention:
                  Telephone:
                  Telecopier:
                  Reference:
--------

4 The Borrower and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in
      Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Commitment Commissions through payment by the Assignee to the Assignor.

5 The Borrower and the Administrative Agent shall direct the entire amount of the L/C Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of L/C Fees through payment by the Assignee to the Assignor.

            ASSIGNEE:

                  -------------------

                  -------------------

                  -------------------

                  -------------------
                  Attention:
                  Telephone:
                  Telecopier:
                  Reference:

      Payment Instructions:

            ASSIGNOR:

                  -------------------

                  -------------------

                  -------------------

                  -------------------
                  Attention:
                  Reference:

            ASSIGNEE:

                  -------------------

                  -------------------

                  -------------------

                  -------------------
                  Attention:
                  Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                 [NAME OF ASSIGNOR]


By________________________          By__________________________

  ________________________            __________________________
  (Print Name and Title)             (Print Name and Title)